As filed with the Securities and Exchange Commission on April 10, 2015

File No. 333-03920/811-04615

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 69	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 69	☒

HARTFORD HLS SERIES FUND II, INC.

(Exact Name of Registrant as Specified in Charter)

5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (610) 386-4068

Edward P. Macdonald, Esquire

Hartford Funds Management Company, LLC

5 Radnor Corporate Center, Suite 300

100 Matsonford Road

Radnor, Pennsylvania 19087

(Name and Address of Agent for Service)

Copy to:

John V. O’Hanlon, Esquire

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, Massachusetts 02110-2605

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2015 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (Date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on (Date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Hartford Growth Opportunities HLS Fund

Class IA:  HAGOX             Class IB:  HBGOX             Class IC: HCGOX

Class IA, IB and IC Shares Prospectus

May 1, 2015

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

[This Page Is Intentionally Left Blank]

3

HARTFORD GROWTH OPPORTUNITIES HLS FUND

SUMMARY SECTION

INVESTMENT OBJECTIVE. The Fund seeks capital appreciation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  Please note that fees and expenses in this table and the examples below do not include fees and expenses that will be applied at the variable annuity or variable life insurance contract level or by a qualified employee benefit plan and would be higher if such fees and expenses were included.  You should review your variable contract prospectus (or other disclosure document) or plan documents for more information on those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)

Share Classes
	IA	IB	IC
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Not applicable	Not applicable	Not applicable
Maximum deferred sales charge (load)	Not applicable	Not applicable	Not applicable

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	IA	IB	IC
Management fees	0.61%	0.61%	0.61%
Distribution and/or service (12b-1) fees	None	0.25%	0.25%
Total other expenses	0.03%	0.03%	0.28%
Administrative services fee	None	None	0.25%
Other expenses	0.03%	0.03%	0.03%
Total annual fund operating expenses	0.64%	0.89%	1.14%

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•                  Your investment has a 5% return each year

•                  The Fund’s operating expenses remain the same

•                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	Year 1	Year 3	Year 5	Year 10
IA	$65	$205	$357	$798
IB	$91	$284	$493	$1,096
IC	$116	$362	$628	$1,386

PORTFOLIO TURNOVER.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 145% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), believes have superior growth potential with a focus on mid to large capitalization stocks.  The Fund may invest up to 25% of its net assets in foreign issuers and non-dollar securities.  The Fund may trade securities actively.  Wellington Management uses fundamental analysis to identify companies with accelerating operating characteristics for purchase.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its investment objective.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s statutory prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.

Growth Orientation Risk -  If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the

4

sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Mid-Cap Stock Risk — Mid capitalization stocks may be more risky than stocks of larger companies.  These companies may be young and have limited operating or business history.  Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Active Trading Risk - Active trading could increase the Fund’s transaction costs (thus affecting performance).

The Fund is subject to certain other risks, which are described elsewhere in the Fund’s statutory prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

•                  Assume reinvestment of all dividends and distributions

•                  Would be lower if the effect of sales charges or other fees that may be applied at the contract or plan level were included.

The bar chart:

•                  Shows how the Fund’s total return has varied from year to year

•                  Shows the returns of the Fund’s Class IA shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest  21.46% (1st quarter, 2012)   Lowest  -25.44% (4th quarter, 2008)

5

AVERAGE ANNUAL TOTAL RETURNS.  The table below shows returns for the Fund over time compared to those of two broad-based market indices.  Class IC shares commenced operations on April 30, 2014. Class IC share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% and the administrative services fee of 0.25% applicable to Class IC shares. For more information regarding returns see the “Performance Notes” section in the Fund’s statutory prospectus.

Average annual total returns for periods ending December 31, 2014

Share Classes	1 Year	5 Years	10 Years
Class IA	14.14%	16.06%	9.62%
Class IB	13.82%	15.77%	9.35%
Class IC	13.61%	15.49%	9.08%
Russell 3000 Growth Index
(reflects no deduction for fees, expenses or taxes)	12.44%	15.89%	8.50%
Russell 1000 Growth Index
(reflects no deduction for fees, expenses or taxes)	13.05%	15.81%	8.49%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Michael T. Carmen, CFA	Senior Managing Director and Equity Portfolio Manager	2001

Mario E. Abularach, CFA	Senior Managing Director and Equity Research Analyst	2001

Stephen Mortimer	Senior Managing Director and Equity Portfolio Manager	2003

PURCHASE AND SALE OF FUND SHARES.  The Fund sells its shares at net asset value directly to variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates (collectively “Hartford Life”) and one or more unaffiliated insurance companies (each, an “Insurance Company” and collectively, the “Insurance Companies”), and to certain qualified employee benefit plans.  Class IC shares are currently only sold to variable annuity and variable life insurance separate accounts of the Insurance Companies.  You may invest indirectly in the Fund through your purchase of a variable annuity or variable life insurance contract issued by a separate account or directly through a qualified employee benefit plan.  Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable separate account or plan through which you invest.

TAX INFORMATION.  Under current law, qualified employee benefit plan participants and owners of variable annuity and variable life insurance contracts that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the employee benefit plan or variable contract. For information concerning the federal tax consequences to the purchasers of a variable annuity or variable life insurance contract, see the prospectus or other disclosure document for such variable contract.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  The Fund is only available as an underlying investment for certain variable annuity and variable life insurance contracts and qualified employee benefit plans.  The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services.  These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract.  Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment.  Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information.  The disclosure document for your variable contract may contain additional information about these payments.

6

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE. The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), believes have superior growth potential with a focus on mid to large capitalization stocks.  The Fund may invest up to 25% of its net assets in foreign issuers and non-dollar securities.  The Fund may trade securities actively.  Wellington Management uses fundamental analysis to identify companies with accelerating operating characteristics for purchase.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its investment objective.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.

Growth Orientation Risk -  If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

•                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

•                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

•                  increased volatility

•                  substantially less volume on foreign stock markets and other securities markets

•                  higher commissions and dealer mark-ups

•                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

•                  less uniform accounting, auditing and financial reporting standards

•                  less publicly available information about a foreign issuer or borrower

•                  less government regulation

•                  unfavorable foreign tax laws

•                  political, social, economic or diplomatic developments in a foreign country or region

•                  differences in individual foreign economies.

•                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Mid-Cap Stock Risk - Mid capitalization stocks involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements.  Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.  These companies often have narrower markets, more limited operating or business history, and more limited managerial or financial resources than larger, more established companies.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.  Generally, the smaller the company size, the greater these risks.

Active Trading Risk - Active trading could increase the Fund’s transaction costs (thus affecting performance).

7

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment objective, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

•                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

•                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

•                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets are those markets included in emerging market or equivalent classifications by the World Bank, the International Finance Corporation, the United Nations (and its agencies) or markets the Fund’s benchmark index provider designates as emerging. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

8

In addition, the Fund may invest in securities of issuers that conduct their principal business activities in, or whose securities are traded principally on exchanges located in, “frontier markets.”  Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.  This magnification of risks is the result of a number of factors, including: the potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of the private sector and of certain companies; trade barriers; exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; less uniformity in accounting and reporting requirements; unreliable securities valuation; greater risk associated with custody of securities; and the relatively new and unsettled securities laws in many frontier market countries.  All of these factors make investing in frontier market countries significantly riskier than investing in other countries.

Private Placement Risk — Investments in private placements are generally considered to be illiquid and may be difficult to sell at the time and at the price that are advantageous for the Fund.  In addition, less information may be available about companies that make private placements than about publicly offered companies.  Privately placed securities may be more difficult to value than publicly traded securities. These factors may have a negative effect on the Fund’s performance.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Small Cap Stock Risk — Small capitalization stocks may be more risky than stocks of larger companies.  Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to:

•                  less certain growth prospects

•                  lower degree of liquidity in the markets for such stocks

•                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

•                  limited product lines, markets or financial resources

•                  dependence on a few key management personnel

•                  increased susceptibility to losses and bankruptcy increased transaction costs.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

9

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use of Cash or Money Market Investments

The Fund may invest some or all of its assets in cash, high quality money market instruments (including, but not limited to U.S. government securities, bank obligations, commercial paper and repurchase agreements involving the foregoing securities) and shares of money market investment companies for temporary defensive purposes in response to adverse market, economic or political conditions.  In addition, the Fund may invest some of its assets in these instruments to maintain liquidity or in response to atypical circumstances such as unusually large cash inflows or redemptions.  Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that the Fund will achieve its investment objective, and may lose the benefit of market upswings.

About The Fund’s Investment Objective

The Fund’s investment objective may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment objective.

Consequences of Portfolio Trading Practices

The Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading. Such activity could produce higher brokerage expenses and transaction costs for the Fund and, therefore, could adversely affect the Fund’s performance. The Fund is not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax advisor for individual tax advice.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford HLS Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ website at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month.

Each Fund also will publicly disclose on its website its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding).

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

10

THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

Hartford Funds Management Company, LLC (“HFMC”) is the investment manager to each Hartford HLS Fund. As investment manager, HFMC is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut-based financial services company. Excluding affiliated fund of funds, as of December 31, 2014, HFMC had approximately $93.9 billion (or $73.3 billion additionally excluding certain annuity products) in discretionary and non-discretionary assets under management. HFMC is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

HFMC relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. HFMC has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The exemptive order permits HFMC to appoint a sub-adviser not affiliated with HFMC with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.  As of December 31, 2014, Wellington Management had investment management authority with respect to approximately $914 billion in assets.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Michael T. Carmen, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2001. Mr. Carmen joined Wellington Management as an investment professional in 1999.

Mario E. Abularach, CFA, Senior Managing Director and Equity Research Analyst of Wellington Management, has been involved in portfolio management for the Fund since 2006 and has been involved in securities analysis for the Fund since 2001.  Mr. Abularach joined Wellington Management as an investment professional in 2001.

Stephen Mortimer, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2010 and has been involved in securities analysis for the Fund since 2003. Mr. Mortimer joined Wellington Management as an investment professional in 2001.

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

Management Fee. The Fund pays a monthly management fee to HFMC at the annual rate, based on the Fund’s average daily net asset value, shown below.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2014.

For the fiscal year ended December 31, 2014, the Fund paid HFMC an effective management fee equal to 0.61% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 0.7000% of the first $100 million, 0.6000% of the next $4.9 billion, 0.5975% of the next $5 billion and 0.5950% in excess of $10 billion annually of the Fund’s average daily net assets. HFMC pays sub-advisory fees to Wellington Management from its advisory fee.

11

FURTHER INFORMATION ON THE FUNDS

Purchase and Redemption of Fund Shares

The Fund may offer its shares to variable annuity and variable life insurance separate accounts of Hartford Life and its affiliates and the Insurance Companies (the “Accounts”) as investment options for certain variable annuity contracts and individual variable life insurance policies, group annuity and group funding agreement contracts and corporate-owned life insurance and other group life insurance policies (collectively, “variable contracts”) issued through the Accounts. The Fund may also offer its shares to certain qualified employee benefit plans (the “Plans”).

The Fund has authorized three classes of shares: Class IA shares, Class IB shares and Class IC shares. The three classes of shares represent an investment in the same fund but are subject to different expenses and have different prices and performance. Class IC shares are currently only sold to variable annuity and variable life insurance separate accounts of the Insurance Companies.

Many of the Accounts are registered with the SEC as investment companies. When shares of the Fund are offered as investment options for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of the Fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the Fund are sold by Hartford Funds Distributors, LLC (the “Distributor”) in a continuous offering to the Accounts and the Plans.  Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the Fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IA shares, Class IB shares and Class IC shares of the Fund at net asset value without sales or redemption charges.

For each day on which the Fund’s net asset value is calculated, the Accounts transmit to the Fund any orders to purchase or redeem shares of the Fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life or an Insurance Company as of that day. Similarly, the Plans transmit to the Fund any orders to purchase or redeem shares of the Fund based on the instructions of Plan trustees or participants received by the Plans as of that day. The Accounts and Plans purchase and redeem shares of the Fund at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the contract owner’s proportionate share of the current assets of the Fund. When portfolio securities received in this fashion are sold, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one account.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in the Fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in the Fund. To the extent that such classes of investors are invested in the Fund when a conflict of interest arises that might involve the Fund, one or more of such classes of investors could be disadvantaged. The Hartford HLS Funds currently do not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, the Fund’s Board of Directors will monitor the Fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life or the applicable Insurance Company will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in one or more of the Hartford HLS Funds or substitute shares of another Hartford HLS Fund for the current Hartford HLS Fund. This, in turn, could cause a Hartford HLS Fund to sell portfolio securities at a disadvantageous price.

Additional Compensation to Servicing Institutions, Insurance Companies and Other Persons (“Servicing Intermediaries”)

This section includes additional information about different types of compensation paid to Servicing Intermediaries with respect to Hartford HLS Funds.

Compensation to Servicing Intermediaries.  HFMC and/or its affiliates may pay Servicing Intermediaries and/or their affiliates compensation for sub-accounting, administration and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford HLS Funds rather than to other investment products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on the average net assets of the Hartford HLS Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed 0.25% of the average net assets of the Hartford HLS Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2014, HFMC and its affiliates incurred approximately $20.3 million in total Servicing Payments and these Servicing Payments did not exceed $8.6 million for any one Servicing Intermediary.

12

As of January 1, 2015, HFMC and/or its affiliates have entered into arrangements to pay Servicing Compensation to the following entities:  ADP Broker-Dealer, Inc.; AXA Equitable Life Insurance Company; Charles Schwab; Fidelity; Forethought Financial; GWFS Equities, Inc.; Hewitt Associates LLC; Great-West Financial Retirement Plan Services, LLC; Hartford Life Insurance Company; Lincoln Retirement Services Company, LLC; Massachusetts Mutual Life Insurance Company; Mercer HR Services, LLC; Nationwide Financial Services, Inc.; Newport Group; The Northern Trust Company;  Nationwide Retirement Solutions, Inc.;  Ohio Public Employees Deferred Compensation Board; Principal Services Trust Company; Prudential Insurance Company of America; State of Connecticut; State of New York; T. Rowe Price Retirement Plan Services, Inc.; TD Ameritrade Trust Company; Teachers Insurance and Annuity Association of America; The Vanguard Group, Inc.; Voya Financial; Wells Fargo; and Wilmington Trust.  HFMC and/or its affiliates may in the future enter into similar arrangements with other Servicing Intermediaries.

Distribution Plans — Class IB and Class IC Shares

The Board of Directors of Hartford HLS Series Fund II, Inc. (the “Company”) has approved the adoption of a separate distribution plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act and the requirements of the applicable market conduct rules of the Financial Industry Regulatory Authority regarding asset-based sales charges for each of the Fund’s Class IB and Class IC shares.  Distribution fees paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares. Under a Plan, the Fund pays the Distributor the entire fee, regardless of the Distributor’s expenditures.  Even if the Distributor’s actual expenditures exceed the fee payable to the Distributor at any given time, the Fund will not be obligated to pay more than that fee. If the Distributor’s actual expenditures are less than the fee payable to the Distributor at any given time, the Distributor may realize a profit from the arrangement.

Class IB Distribution Plan. Pursuant to the Class IB Plan, the Fund may pay the Distributor a fee of up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses.

Class IC Distribution Plan. Pursuant to the Class IC Plan, the Fund may pay the Distributor a fee of up to 0.25% of the average daily net assets of the Fund attributable to its Class IC shares for distribution financing activities.

Class IC Administrative Services Fee. In addition to distribution fees paid under the Class IC Plan, the Fund may pay an administrative services fee (the “Class IC Service Fee”) to the Insurance Companies annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IC shares for recordkeeping and/or other administrative services provided to such Class IC shares.

Rule 12b-1 fees and services fees have the effect of increasing operating expenses of the Fund. Because the Class IC Service Fees and the fees paid by the Fund under the Plans are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of a variable contract owner’s or plan participant’s investment and may cost more than alternative types of charges for the same distribution, recordkeeping and/or other administrative services.

In addition, HFMC and its affiliates may pay, out of their own assets, compensation to brokers, financial institutions and other persons for the sale and distribution of the Fund’s shares.  These payments may give your financial intermediary a reason to sell and recommend the Fund over other products for which he or she may receive less compensation.  You may contact your financial intermediary if you want information regarding the payments it receives.

Determination of Net Asset Value

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported trade prices or official close price.  If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using

13

market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close.  Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Dividends and Distributions

The Board of Directors for the Company has delegated authority to the Fund Treasurer to declare and make payment of dividends, to reduce the frequency with which dividends are declared and paid, and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid adverse tax consequences.  The current policy for the Fund is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once per year.

Dividends and distributions are automatically invested in full or fractional shares at the net asset value on the reinvestment date.  The Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors.

Frequent Purchases and Redemptions of Fund Shares

Hartford HLS Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all of the Fund’s shareholders. In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all of the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; and (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when the Fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market-timing investment strategies, you should not invest in the Hartford HLS Funds.

The Hartford HLS Funds are sold directly to variable annuity and variable life insurance separate accounts of Hartford Life and one or more unaffiliated insurance companies (each, an “Insurance Company” and collectively, the “Insurance Companies”) and to IRS-qualified investment plans (“Plans”), such as employer-sponsored employee benefit plans. The separate accounts maintained by Hartford Life and the Insurance Companies often establish omnibus accounts in the Hartford HLS Funds for their contract or policy holders through which transactions are placed. In most cases, exchange activity among the Hartford HLS Funds occurs on an omnibus

14

basis, which can limit the ability of the Hartford HLS Funds, themselves, to monitor or restrict the trading practices of individual investors.

In addition to these limitations on the ability of the Hartford HLS Funds themselves to monitor and restrict individual trading practices, the varied mechanisms for participation in the Hartford HLS Funds challenge the Hartford HLS Funds from establishing policies for excessive trading that are enforceable on the same terms with respect to all direct and indirect investors in the Hartford HLS Funds. The right of an owner of an insurance product to transfer among subaccounts is governed by a contract between the insurance company and such owner.  Older versions of individual variable annuity contracts and certain group annuity contracts, for example, do not include terms that would expressly permit the insurance company to impose strict numeric limitations on the number of exchanges that a contract holder can make during a specified time period or redemption fees on short-term trading activity. As a result, certain accounts may be more susceptible to frequent trading abuses by shareholders while other accounts may be less susceptible.

The Boards of Directors of the Hartford HLS Funds have adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Hartford HLS Funds’ policy to discourage investors from trading in a Fund’s shares in an excessive manner that would be harmful to long-term investors. In addition, it is the Hartford HLS Funds’ policy to require the sub-advisers to establish internal procedures pursuant to which portfolio managers are required to report to HFMC any cash flow activities in the Hartford HLS Funds that, in the reasonable judgment of the portfolio manager, are reasonably likely to affect adversely the management or performance of a Hartford HLS Fund. The Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. The Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the Fund may consider an investor’s trading history in any of the Hartford HLS Funds, including the person’s trading history in any accounts under a person’s common ownership or control. No system for prevention and detection of market timing and other abusive trading activities can be expected to identify, address or eliminate all such activities in Fund shares.

Certain qualified plans participate directly in the Hartford HLS Funds through omnibus accounts (“Qualified Plan Omnibus Accounts”) and, as described above, separate accounts maintained by Hartford Life and the Insurance Companies often establish omnibus accounts in the Hartford HLS Funds for their contract or policy holders through which transactions are placed (“Insurance Company Omnibus Accounts” and, together with Qualified Plan Omnibus Accounts, “Omnibus Accounts”). The Boards of Directors of the Hartford HLS Funds have adopted policies and procedures relating to excessive trading in shares of the Hartford HLS Funds through Omnibus Accounts (the “Policy”).

Except as otherwise noted, with respect to investors investing through Omnibus Accounts, it is the Policy of the Hartford HLS Funds to permit only two “substantive round trips” by an investor within any single Hartford HLS Fund within a 90-day period. A substantive round trip is a purchase of or an exchange into a Hartford HLS Fund and a redemption of or an exchange out of the same Hartford HLS Fund in a dollar amount set by the Hartford HLS Funds’ transfer agent, in the reasonable exercise of its discretion. When an additional purchase or exchange order request for the Hartford HLS Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an Omnibus Account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within such Hartford HLS Fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.

In the case of actual or suspected excessive trading through Omnibus Accounts maintained by financial intermediaries, the Hartford HLS Funds’ transfer agent shall attempt to obtain the cooperation of the intermediaries to identify excessive traders and to prevent or limit, to the fullest extent practicable, such excessive trading activity. Accordingly, the Hartford HLS Funds’ procedures with respect to Omnibus Accounts are as follows: (1) Where Hartford HLS Funds’ transfer agent is provided individual shareholder level transaction detail on a daily basis, Hartford HLS Funds’ transfer agent shall monitor the daily trade activity of individual shareholders and apply the policy. (2) Where Hartford HLS Funds’ transfer agent is not provided individual shareholder level transaction detail on a daily basis, Hartford HLS Funds’ transfer agent shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the policy may be occurring. In such cases, Hartford HLS Funds’ transfer agent shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the policy. The Hartford HLS Funds’ ability to identify and deter frequent purchases and redemptions of a Hartford HLS Fund’s shares through Omnibus Accounts is limited, and the Hartford HLS Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Hartford HLS Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, Hartford HLS Funds’ transfer agent also employs a process for reviewing certain large transactions in the HLS Funds and may restrict trading as a result of its review.

Hartford Life has developed procedures with respect to restrictions on trading that vary by the mechanism for participation in the Hartford HLS Funds. Such procedures generally restrict the number of transfers permitted during each valuation day and/or the number of transfers permitted during a year until transfers must be requested by U.S. mail or overnight delivery service. Similarly, the Insurance Companies may also monitor transaction activities in their separate accounts pursuant to their own policies designed to restrict excessive trading.  Hartford HLS Funds and Hartford HLS Funds’ transfer agent do not control any insurance company’s enforcement of its policies and procedures and cannot guarantee the insurance company’s success at identifying and deterring disruptive trading.

Because the number of transfers or type of restrictions or procedures may vary, individual contract/policy holders and plan participants may be subject to different procedures and any individual should not expect that other individuals are subject to the same procedures or restrictions. For a description of Hartford Life’s or the Insurance Companies’ procedures applicable to you, please review the prospectus or disclosure document and other documentation associated with your product, policy or plan.

15

The frequent trading limitations do not apply to the following: (1) any transaction not initiated by a shareholder or their registered representative; (2) transactions that are part of a systematic program; (3) transactions of $1,000 or less; and (4) transactions that the Hartford HLS Fund, in its discretion, determines are not abusive or harmful.

The use of fair value pricing can serve both to make the Hartford HLS Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading. Certain market timers may seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day. Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Hartford HLS Fund if the Hartford HLS Fund calculates its NAV using closing prices that are no longer accurate. Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities are more susceptible to this activity. The Hartford HLS Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in Hartford HLS Fund shares. For additional information concerning the Hartford HLS Funds’ fair-value procedures, please refer to “Determination of Net Asset Value” found earlier in the prospectus.

Hartford HLS Funds reserve the right to modify this policy, including any surveillance procedures established from time to time to effectuate this policy, at any time without notice.  Hartford HLS Funds, HFMC, and/or Hartford HLS Funds’ transfer agent shall not be liable for any loss resulting from rejected purchase orders or exchanges.

Federal Income Taxes

For federal income tax purposes, the Fund is treated as a separate taxpayer. The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, the Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

For more information about the tax status of the Fund, see “Taxes” in the SAI.

Variable Contract Owner Voting Rights

With regard to Hartford HLS Fund matters for which the 1940 Act requires a shareholder vote, shares held by the Accounts are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote. Votes are counted on an aggregate basis for Hartford Series Fund, Inc. or Hartford HLS Series Fund II, Inc., as applicable, except as to matters where the interests of the separate series differ (such as approval of an investment management agreement or a change in a Hartford HLS Fund’s fundamental investment policies). In such cases, the voting is on a fund-by-fund basis. Matters that affect only one class of shares of a Hartford HLS Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class of the Hartford HLS Fund. Fractional shares are counted. Shares held by an Account for which no instructions are received are generally voted for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received. As a result of proportional voting, the vote of a small number of shareholders may determine the outcome of a proposal subject to shareholder vote.

Plan Participant Voting Rights

With regard to Hartford HLS Fund matters for which the 1940 Act requires a shareholder vote, Plan trustees generally vote Hartford HLS Fund shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

Performance Related Information

The Fund may advertise performance related information. Performance information about the Fund is based on the Fund’s past performance only and is no indication of future performance.

The Fund may include its total return in advertisements or other sales material. When the Fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the Fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

The Fund is offered exclusively through variable insurance products and to certain qualified employee benefit plans. Performance information presented for the Fund should not be compared directly with performance information of other insurance products or plans without taking into account charges and expenses payable with respect to these insurance products or plans. Such charges and expenses are not reflected in the Fund’s performance information and will reduce an investor’s return under the insurance products or plans.

16

LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC, which assumed the role as investment manager to the funds as of January 2013.  In March 2015, the plaintiffs filed a new complaint that removed The Hartford Small Company Fund as a plaintiff.  Discovery is ongoing. Hartford Funds Management Company, LLC and HIFSCO dispute the allegations and expect to file a motion for summary judgment in the second quarter of 2015.

17

PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Class IC shares commenced operations on April 30, 2014. Class IC shares performance prior to that date reflects Class IA shares performance adjusted to reflect the 12b-1 fee of 0.25% and the administrative services fee of 0.25% applicable to Class IC shares.

Prior to January 1, 2013, the Fund was managed by HL Investment Advisors, LLC, an affiliate of HFMC. There was no change, however, to the personnel providing services to the Fund.

Indices:

Indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

18

FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2010 through December 31, 2014 has been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance or variable annuity product level or qualified employee benefit plan level. If additional charges or other fees applied at the variable product or plan level, if any, were included, returns would be lower.

19

Hartford Growth Opportunities HLS Fund

Financial Highlights

Class IA

	Year Ended December 31,
	2014(a)		2013(a)	2012	2011	2010
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$40.58		$29.90	$23.57	$25.86	$22.00
Investment Operations:
Net investment income (loss)	0.06		0.07	0.03	0.01	0.02
Net realized and unrealized gain (loss) on investments	5.31		10.61	6.30	(2.30)	3.84
Total from investment operations	5.37		10.68	6.33	(2.29)	3.86
Distributions:
Net investment income	(0.07)		—	—	—	—
Net realized gain on investments	(7.00)		—	—	—	—
Total distributions	(7.07)		—	—	—	—
Net asset value, end of period	$38.88		$40.58	$29.90	$23.57	$25.86
Total Return(b)	14.14%		35.74%	26.86%	(8.87)%	17.56%
Net assets at end of period (in thousands)	$1,203,366		$1,097,380	$951,372	$881,352	$1,106,030
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers	0.64%		0.65%	0.65%	0.66%	0.65%
Ratio of expenses to average net assets after waivers	0.64%		0.65%	0.65%	0.66%	0.65%
Ratio of net investment income to average net assets	0.16%		0.21%	0.11%	0.03%	0.08%
Portfolio turnover rate(c)	145	%(g)	119%	105%	113%	104%

20

Hartford Growth Opportunities HLS Fund

Financial Highlights

Class IB

	Year Ended December 31,
	2014(a)		2013(a)	2012	2011	2010
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$39.79		$29.38	$23.22	$25.54	$21.78
Investment Operations:
Net investment income (loss)	(0.04)		(0.01)	(0.05)	(0.06)	(0.04)
Net realized and unrealized gain (loss) on investments	5.18		10.42	6.21	(2.26)	3.80
Total from investment operations	5.14		10.41	6.16	(2.32)	3.76
Distributions:
Net realized gain on investments	(7.00)		—	—	—	—
Total distributions	(7.00)		—	—	—	—
Net asset value, end of period	$37.93		$39.79	$29.38	$23.22	$25.54
Total Return(b)	13.82%		35.42%	26.54%	(9.10)%	17.28%
Net assets at end of period (in thousands)	$160,040		$111,230	$108,506	$108,905	$137,147
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers	0.89%		0.90%	0.90%	0.91%	0.90%
Ratio of expenses to average net assets after waivers	0.89%		0.90%	0.90%	0.91%	0.90%
Ratio of net investment income to average net assets	(0.11)%		(0.04)%	(0.15)%	(0.22)%	(0.17)%
Portfolio turnover rate(c)	145	%(g)	119%	105%	113%	104%

Class IC

	Year Ended December 31,
	2014(a), (d)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$40.23
Investment Operations:
Net investment income (loss)	(0.10)
Net realized and unrealized gain (loss) on investments	5.69
Total from investment operations	5.59
Distributions:
Net investment income	(0.07)
Net realized gain on investments	(7.00)
Total distributions	(7.07)
Net asset value, end of period	$38.75
Total Return(b)	14.79	%(e)
Net assets at end of period (in thousands)	$1,717
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers	1.14	%(f)
Ratio of expenses to average net assets after waivers	1.14	%(f)
Ratio of net investment income to average net assets	(0.37	)%(f)
Portfolio turnover rate(c)	145	%(g)

21

Hartford Growth Opportunities HLS Fund

Financial Highlights – Footnotes

(a)	Per share amounts have been calculated using average shares method.
(b)

The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)	Commenced operations on April 30, 2014.
(e)	Not annualized
(f)	Annualized
(g)

During the year ended December 31, 2014, the Fund incurred $137.9 million in sales associated with the transition of assets from Hartford Growth HLS Fund, which merged into the Fund on June 23, 2014. These sales were excluded from the portfolio turnover rate calculation.

22

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates:

Hartford Life Insurance Company
Hartford Life and Annuity Insurance Company
P.O. Box 14293
Lexington, KY 40512-4293

Other shareholders:

Hartford Funds

P.O. Box 55022

Boston, MA 02205-5022

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com/hlsprospectus

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

SEC File Number:

Hartford HLS Series Fund II, Inc. 811-04615	HLSPRO-GO15	May 1, 2015

Hartford Small/Mid Cap Equity HLS Fund

Class IA:  HMCSX             Class IB:  HMCVX            Class IC: HICEX

Class IA, IB and IC Shares
Prospectus

May 1, 2015

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

[This Page Is Intentionally Left Blank]

3

HARTFORD SMALL/MID CAP EQUITY HLS FUND

SUMMARY SECTION

INVESTMENT OBJECTIVE. The Fund seeks long-term growth of capital.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  Please note that fees and expenses in this table and the examples below do not include fees and expenses that will be applied at the variable annuity or variable life insurance contract level or by a qualified employee benefit plan and would be higher if such fees and expenses were included.  You should review your variable contract prospectus (or other disclosure document) or plan documents for more information on those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)

Share Classes
	IA	IB	IC
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Not applicable	Not applicable	Not applicable
Maximum deferred sales charge (load)	Not applicable	Not applicable	Not applicable

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	IA	IB	IC
Management fees	0.80%	0.80%	0.80%
Distribution and/or service (12b-1) fees	None	0.25%	0.25%
Total other expenses	0.05%	0.05%	0.30	%(1)
Administrative services fee	None	None	0.25%
Other expenses	0.05%	0.05%	0.05%
Total annual fund operating expenses	0.85%	1.10%	1.35%

(1)         Other expenses are based on estimated amounts for the current fiscal year.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•                  Your investment has a 5% return each year

•                  The Fund’s operating expenses remain the same

•                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	Year 1	Year 3	Year 5	Year 10
IA	$87	$271	$471	$1,049
IB	$112	$350	$606	$1,340
IC	$137	$428	$739	$1,624

PORTFOLIO TURNOVER.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 108% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY.  Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of small-capitalization and mid-capitalization companies.  The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities, and may trade securities actively.  The sub-adviser, Wellington Management Company LLP (“Wellington Management”), uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock’s relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns.

The Fund defines small-capitalization and mid-capitalization companies as companies with market capitalizations within the collective range of companies in the Russell 2000 Index and the Russell Midcap Index.  As of December 31, 2014, the market capitalization of companies included in the Russell 2000 Index & Russell Midcap Index ranged from approximately $169 million to $33.46 billion.

4

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its investment objective.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s statutory prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.

Mid Cap and Small Cap Stock Risk -  Investments in small capitalization and mid capitalization companies involve greater risks than investments in larger, more established companies.  Many of these companies are young and have limited operating or business history.  These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Quantitative Investing Risk -  Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors’ historical trends.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

Active Trading Risk - Active trading could increase the Fund’s transaction costs (thus affecting performance).

The Fund is subject to certain other risks, which are described elsewhere in the Fund’s statutory prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

•                  Assume reinvestment of all dividends and distributions

•                  Include the Fund’s performance when the Fund’s portfolio was managed by previous sub-advisers

•                  Include the Fund’s performance when it pursued a different strategy

•                  Include the Fund’s purchase of Initial Public Offerings (“IPOs”)

•                  Would be lower if the Fund’s operating expenses had not been limited

•                  Would be lower if the effect of sales charges or other fees that may be applied at the contract or plan level were included.

The bar chart:

•                  Shows how the Fund’s total return has varied from year to year

•                  Shows the returns of the Fund’s Class IA shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

5

Total returns by calendar year

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest  21.02% (2nd quarter, 2009)   Lowest  -26.89% (4th quarter, 2008)

AVERAGE ANNUAL TOTAL RETURNS.  The table below shows returns for the Fund over time compared to those of a broad-based market index. Class IB shares commenced operations on March 31, 2008. Class IB shares performance prior to that date reflects Class IA shares performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. Class IC shares have not commenced operations as of the date of this prospectus.  Returns for Class IC shares reflect Class IA shares performance adjusted to reflect the 12b-1 fee of 0.25% and the administrative services fee of 0.25% applicable to Class IC shares. For more information regarding returns see the “Performance Notes” section in the Fund’s statutory prospectus.

Average annual total returns for periods ending December 31, 2014

Share Classes	1 Year	5 Years	10 Years
Class IA	5.22%	15.84%	7.95%
Class IB	5.00%	15.54%	7.68%
Class IC	4.70%	15.26%	7.41%
Russell 2500 Index
(reflects no deduction for fees, expenses or taxes)	7.07%	16.36%	8.72%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
David J. Elliott, CFA	Managing Director, Co-Director of Quantitative Investment Management and Portfolio Manager	2012

PURCHASE AND SALE OF FUND SHARES.  The Fund sells its shares at net asset value directly to variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates (collectively “Hartford Life”) and one or more unaffiliated insurance companies (each, an “Insurance Company” and collectively, the “Insurance Companies”), and to certain qualified employee benefit plans.  You may invest indirectly in the Fund through your purchase of a variable annuity or variable life insurance contract issued by a separate account or directly through a qualified employee benefit plan.  Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable separate account or plan through which you invest.  Class IC Shares are not currently offered.

TAX INFORMATION.  Under current law, qualified employee benefit plan participants and owners of variable annuity and variable life insurance contracts that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the employee benefit plan or variable contract. For information concerning the federal tax consequences to the purchasers of a variable annuity or variable life insurance contract, see the prospectus or other disclosure document for such variable contract.

6

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  The Fund is only available as an underlying investment for certain variable annuity and variable life insurance contracts and qualified employee benefit plans.  The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services.  These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract.  Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment.  Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information.  The disclosure document for your variable contract may contain additional information about these payments.

7

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE. The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY.  Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of small-capitalization and mid-capitalization companies.  The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities, and may trade securities actively.  The sub-adviser, Wellington Management Company LLP (“Wellington Management”), uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock’s relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns.

The Fund defines small-capitalization and mid-capitalization companies as companies with market capitalizations within the collective range of companies in the Russell 2000 Index and the Russell Midcap Index.  As of December 31, 2014, the market capitalization of companies included in the Russell 2000 Index & Russell Midcap Index ranged from approximately $169 million to $33.46 billion.

The characteristics that Wellington Management considers include factors designed to describe a company’s business, its valuation, investors’ response to the company and the company’s management behavior and earnings quality.  The fundamentals used may vary by industry sector. Wellington Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its investment objective.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.

Mid Cap and Small Cap Stock Risk -  The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

Quantitative Investing Risk - The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis.  The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.  In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

•                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

•                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

•                  increased volatility

•                  substantially less volume on foreign stock markets and other securities markets

•                  higher commissions and dealer mark-ups

•                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

•                  less uniform accounting, auditing and financial reporting standards

•                  less publicly available information about a foreign issuer or borrower

•                  less government regulation

•                  unfavorable foreign tax laws

•                  political, social, economic or diplomatic developments in a foreign country or region

•                  differences in individual foreign economies.

8

•                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Active Trading Risk - Active trading could increase the Fund’s transaction costs (thus affecting performance).

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment objective, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

•                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

•                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

•                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets are those markets included in emerging market or equivalent classifications by the World Bank, the International Finance Corporation, the United Nations (and its agencies) or markets the Fund’s benchmark index provider designates as emerging. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair

9

investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

In addition, the Fund may invest in securities of issuers that conduct their principal business activities in, or whose securities are traded principally on exchanges located in, “frontier markets.”  Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.  This magnification of risks is the result of a number of factors, including: the potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of the private sector and of certain companies; trade barriers; exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; less uniformity in accounting and reporting requirements; unreliable securities valuation; greater risk associated with custody of securities; and the relatively new and unsettled securities laws in many frontier market countries.  All of these factors make investing in frontier market countries significantly riskier than investing in other countries.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use of Cash or Money Market Investments

The Fund may invest some or all of its assets in cash, high quality money market instruments (including, but not limited to U.S. government securities, bank obligations, commercial paper and repurchase agreements involving the foregoing securities) and shares of money market investment companies for temporary defensive purposes in response to adverse market, economic or political conditions.  In addition, the Fund may invest some of its assets in these instruments to maintain liquidity or in response to atypical circumstances such as unusually large cash inflows or redemptions.  Under such conditions, the Fund may not invest in accordance with its investment

10

objective or principal investment strategy and, as a result, there is no assurance that the Fund will achieve its investment objective, and may lose the benefit of market upswings.

About The Fund’s Investment Objective

The Fund’s investment objective may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment objective.

Consequences of Portfolio Trading Practices

The Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading. Such activity could produce higher brokerage expenses and transaction costs for the Fund and, therefore, could adversely affect the Fund’s performance. The Fund is not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax advisor for individual tax advice.

Investment Policies

The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford HLS Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ website at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month.

Each Fund also will publicly disclose on its website its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding).

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

11

THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

Hartford Funds Management Company, LLC (“HFMC”) is the investment manager to each Hartford HLS Fund. As investment manager, HFMC is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut-based financial services company. Excluding affiliated fund of funds, as of December 31, 2014, HFMC had approximately $93.9 billion (or $73.3 billion additionally excluding certain annuity products) in discretionary and non-discretionary assets under management. HFMC is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

HFMC relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. HFMC has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The exemptive order permits HFMC to appoint a sub-adviser not affiliated with HFMC with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.  As of December 31, 2014, Wellington Management had investment management authority with respect to approximately $914 billion in assets.

Portfolio Manager.  The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

David J. Elliott, CFA, Managing Director, Co-Director of Quantitative Investments, Director of Quantitative Portfolio Management and Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012.  Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1999.

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

Management Fee. The Fund pays a monthly management fee to HFMC at the annual rate, based on the Fund’s average daily net asset value, shown below.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2014.

For the fiscal year ended December 31, 2014, the Fund paid HFMC an effective management fee equal to 0.80% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 0.8000% of the first $500 million, 0.7500% of the next $500 million, 0.7000% of the next $2 billion, 0.6900% of the next $2 billion, 0.6800% of the next $5 billion, and 0.6700% in excess of $10 billion annually of the Fund’s average daily net assets. HFMC pays sub-advisory fees to Wellington Management from its advisory fee.

12

FURTHER INFORMATION ON THE FUNDS

Purchase and Redemption of Fund Shares

The Fund may offer its shares to variable annuity and variable life insurance separate accounts of Hartford Life and its affiliates and the Insurance Companies (the “Accounts”) as investment options for certain variable annuity contracts and individual variable life insurance policies, group annuity and group funding agreement contracts and corporate-owned life insurance and other group life insurance policies (collectively, “variable contracts”) issued through the Accounts. The Fund may also offer its shares to certain qualified employee benefit plans (the “Plans”).

The Fund has authorized three classes of shares: Class IA shares, Class IB shares and Class IC shares. The three classes of shares represent an investment in the same fund but are subject to different expenses and have different prices and performance. Class IC shares are not currently offered.

Many of the Accounts are registered with the SEC as investment companies. When shares of the Fund are offered as investment options for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of the Fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the Fund are sold by Hartford Funds Distributors, LLC (the “Distributor”) in a continuous offering to the Accounts and the Plans.  Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the Fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IA shares, Class IB shares and Class IC shares of the Fund at net asset value without sales or redemption charges.

For each day on which the Fund’s net asset value is calculated, the Accounts transmit to the Fund any orders to purchase or redeem shares of the Fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life or an Insurance Company as of that day. Similarly, the Plans transmit to the Fund any orders to purchase or redeem shares of the Fund based on the instructions of Plan trustees or participants received by the Plans as of that day. The Accounts and Plans purchase and redeem shares of the Fund at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the contract owner’s proportionate share of the current assets of the Fund. When portfolio securities received in this fashion are sold, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one account.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in the Fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in the Fund. To the extent that such classes of investors are invested in the Fund when a conflict of interest arises that might involve the Fund, one or more of such classes of investors could be disadvantaged. The Hartford HLS Funds currently do not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, the Fund’s Board of Directors will monitor the Fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life or the applicable Insurance Company will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in one or more of the Hartford HLS Funds or substitute shares of another Hartford HLS Fund for the current Hartford HLS Fund. This, in turn, could cause a Hartford HLS Fund to sell portfolio securities at a disadvantageous price.

Additional Compensation to Servicing Institutions, Insurance Companies and Other Persons (“Servicing Intermediaries”)

This section includes additional information about different types of compensation paid to Servicing Intermediaries with respect to Hartford HLS Funds.

Compensation to Servicing Intermediaries.  HFMC and/or its affiliates may pay Servicing Intermediaries and/or their affiliates compensation for sub-accounting, administration and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford HLS Funds rather than to other investment products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on the average net assets of the Hartford HLS Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed 0.25% of the average net assets of the Hartford HLS Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2014, HFMC and its affiliates incurred approximately $20.3 million in total Servicing Payments and these Servicing Payments did not exceed $8.6 million for any one Servicing Intermediary.

13

As of January 1, 2015, HFMC and/or its affiliates have entered into arrangements to pay Servicing Compensation to the following entities:  ADP Broker-Dealer, Inc.; AXA Equitable Life Insurance Company; Charles Schwab; Fidelity; Forethought Financial; GWFS Equities, Inc.; Hewitt Associates LLC; Great-West Financial Retirement Plan Services, LLC; Hartford Life Insurance Company; Lincoln Retirement Services Company, LLC; Massachusetts Mutual Life Insurance Company; Mercer HR Services, LLC; Nationwide Financial Services, Inc.; Newport Group; The Northern Trust Company;  Nationwide Retirement Solutions, Inc.;  Ohio Public Employees Deferred Compensation Board; Principal Services Trust Company; Prudential Insurance Company of America; State of Connecticut; State of New York; T. Rowe Price Retirement Plan Services, Inc.; TD Ameritrade Trust Company; Teachers Insurance and Annuity Association of America; The Vanguard Group, Inc.; Voya Financial; Wells Fargo; and Wilmington Trust.  HFMC and/or its affiliates may in the future enter into similar arrangements with other Servicing Intermediaries.

Distribution Plans — Class IB and Class IC Shares

The Board of Directors of Hartford HLS Series Fund II, Inc. (the “Company”) has approved the adoption of a separate distribution plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act and the requirements of the applicable market conduct rules of the Financial Industry Regulatory Authority regarding asset-based sales charges for each of the Fund’s Class IB and Class IC shares.  Distribution fees paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares. Under a Plan, the Fund pays the Distributor the entire fee, regardless of the Distributor’s expenditures.  Even if the Distributor’s actual expenditures exceed the fee payable to the Distributor at any given time, the Fund will not be obligated to pay more than that fee. If the Distributor’s actual expenditures are less than the fee payable to the Distributor at any given time, the Distributor may realize a profit from the arrangement.

Class IB Distribution Plan. Pursuant to the Class IB Plan, the Fund may pay the Distributor a fee of up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses.

Class IC Distribution Plan. Pursuant to the Class IC Plan, the Fund may pay the Distributor a fee of up to 0.25% of the average daily net assets of the Fund attributable to its Class IC shares for distribution financing activities.

Class IC Administrative Services Fee. In addition to distribution fees paid under the Class IC Plan, the Fund may pay an administrative services fee (the “Class IC Service Fee”) to the Insurance Companies annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IC shares for recordkeeping and/or other administrative services provided to such Class IC shares.

Rule 12b-1 fees and services fees have the effect of increasing operating expenses of the Fund. Because the Class IC Service Fees and the fees paid by the Fund under the Plans are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of a variable contract owner’s or plan participant’s investment and may cost more than alternative types of charges for the same distribution, recordkeeping and/or other administrative services.

In addition, HFMC and its affiliates may pay, out of their own assets, compensation to brokers, financial institutions and other persons for the sale and distribution of the Fund’s shares.  These payments may give your financial intermediary a reason to sell and recommend the Fund over other products for which he or she may receive less compensation.  You may contact your financial intermediary if you want information regarding the payments it receives.

Determination of Net Asset Value

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported trade prices or official close price.  If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using

14

market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close.  Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Dividends and Distributions

The Board of Directors for the Company has delegated authority to the Fund Treasurer to declare and make payment of dividends, to reduce the frequency with which dividends are declared and paid, and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid adverse tax consequences.  The current policy for the Fund is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once per year.

Dividends and distributions are automatically invested in full or fractional shares at the net asset value on the reinvestment date.  The Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors.

Frequent Purchases and Redemptions of Fund Shares

Hartford HLS Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all of the Fund’s shareholders. In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all of the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; and (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when the Fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market-timing investment strategies, you should not invest in the Hartford HLS Funds.

The Hartford HLS Funds are sold directly to variable annuity and variable life insurance separate accounts of Hartford Life and one or more unaffiliated insurance companies (each, an “Insurance Company” and collectively, the “Insurance Companies”) and to IRS-qualified investment plans (“Plans”), such as employer-sponsored employee benefit plans. The separate accounts maintained by Hartford Life and the Insurance Companies often establish omnibus accounts in the Hartford HLS Funds for their contract or policy holders through which transactions are placed. In most cases, exchange activity among the Hartford HLS Funds occurs on an omnibus

15

basis, which can limit the ability of the Hartford HLS Funds, themselves, to monitor or restrict the trading practices of individual investors.

In addition to these limitations on the ability of the Hartford HLS Funds themselves to monitor and restrict individual trading practices, the varied mechanisms for participation in the Hartford HLS Funds challenge the Hartford HLS Funds from establishing policies for excessive trading that are enforceable on the same terms with respect to all direct and indirect investors in the Hartford HLS Funds. The right of an owner of an insurance product to transfer among subaccounts is governed by a contract between the insurance company and such owner.  Older versions of individual variable annuity contracts and certain group annuity contracts, for example, do not include terms that would expressly permit the insurance company to impose strict numeric limitations on the number of exchanges that a contract holder can make during a specified time period or redemption fees on short-term trading activity. As a result, certain accounts may be more susceptible to frequent trading abuses by shareholders while other accounts may be less susceptible.

The Boards of Directors of the Hartford HLS Funds have adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Hartford HLS Funds’ policy to discourage investors from trading in a Fund’s shares in an excessive manner that would be harmful to long-term investors. In addition, it is the Hartford HLS Funds’ policy to require the sub-advisers to establish internal procedures pursuant to which portfolio managers are required to report to HFMC any cash flow activities in the Hartford HLS Funds that, in the reasonable judgment of the portfolio manager, are reasonably likely to affect adversely the management or performance of a Hartford HLS Fund. The Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. The Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the Fund may consider an investor’s trading history in any of the Hartford HLS Funds, including the person’s trading history in any accounts under a person’s common ownership or control. No system for prevention and detection of market timing and other abusive trading activities can be expected to identify, address or eliminate all such activities in Fund shares.

Certain qualified plans participate directly in the Hartford HLS Funds through omnibus accounts (“Qualified Plan Omnibus Accounts”) and, as described above, separate accounts maintained by Hartford Life and the Insurance Companies often establish omnibus accounts in the Hartford HLS Funds for their contract or policy holders through which transactions are placed (“Insurance Company Omnibus Accounts” and, together with Qualified Plan Omnibus Accounts, “Omnibus Accounts”). The Boards of Directors of the Hartford HLS Funds have adopted policies and procedures relating to excessive trading in shares of the Hartford HLS Funds through Omnibus Accounts (the “Policy”).

Except as otherwise noted, with respect to investors investing through Omnibus Accounts, it is the Policy of the Hartford HLS Funds to permit only two “substantive round trips” by an investor within any single Hartford HLS Fund within a 90-day period. A substantive round trip is a purchase of or an exchange into a Hartford HLS Fund and a redemption of or an exchange out of the same Hartford HLS Fund in a dollar amount set by the Hartford HLS Funds’ transfer agent, in the reasonable exercise of its discretion. When an additional purchase or exchange order request for the Hartford HLS Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an Omnibus Account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within such Hartford HLS Fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.

In the case of actual or suspected excessive trading through Omnibus Accounts maintained by financial intermediaries, the Hartford HLS Funds’ transfer agent shall attempt to obtain the cooperation of the intermediaries to identify excessive traders and to prevent or limit, to the fullest extent practicable, such excessive trading activity. Accordingly, the Hartford HLS Funds’ procedures with respect to Omnibus Accounts are as follows: (1) Where Hartford HLS Funds’ transfer agent is provided individual shareholder level transaction detail on a daily basis, Hartford HLS Funds’ transfer agent shall monitor the daily trade activity of individual shareholders and apply the policy. (2) Where Hartford HLS Funds’ transfer agent is not provided individual shareholder level transaction detail on a daily basis, Hartford HLS Funds’ transfer agent shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the policy may be occurring. In such cases, Hartford HLS Funds’ transfer agent shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the policy. The Hartford HLS Funds’ ability to identify and deter frequent purchases and redemptions of a Hartford HLS Fund’s shares through Omnibus Accounts is limited, and the Hartford HLS Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Hartford HLS Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, Hartford HLS Funds’ transfer agent also employs a process for reviewing certain large transactions in the HLS Funds and may restrict trading as a result of its review.

Hartford Life has developed procedures with respect to restrictions on trading that vary by the mechanism for participation in the Hartford HLS Funds. Such procedures generally restrict the number of transfers permitted during each valuation day and/or the number of transfers permitted during a year until transfers must be requested by U.S. mail or overnight delivery service. Similarly, the Insurance Companies may also monitor transaction activities in their separate accounts pursuant to their own policies designed to restrict excessive trading.  Hartford HLS Funds and Hartford HLS Funds’ transfer agent do not control any insurance company’s enforcement of its policies and procedures and cannot guarantee the insurance company’s success at identifying and deterring disruptive trading.

Because the number of transfers or type of restrictions or procedures may vary, individual contract/policy holders and plan participants may be subject to different procedures and any individual should not expect that other individuals are subject to the same procedures or restrictions. For a description of Hartford Life’s or the Insurance Companies’ procedures applicable to you, please review the prospectus or disclosure document and other documentation associated with your product, policy or plan.

16

The frequent trading limitations do not apply to the following: (1) any transaction not initiated by a shareholder or their registered representative; (2) transactions that are part of a systematic program; (3) transactions of $1,000 or less; and (4) transactions that the Hartford HLS Fund, in its discretion, determines are not abusive or harmful.

The use of fair value pricing can serve both to make the Hartford HLS Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading. Certain market timers may seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day. Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Hartford HLS Fund if the Hartford HLS Fund calculates its NAV using closing prices that are no longer accurate. Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities are more susceptible to this activity. The Hartford HLS Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in Hartford HLS Fund shares. For additional information concerning the Hartford HLS Funds’ fair-value procedures, please refer to “Determination of Net Asset Value” found earlier in the prospectus.

Hartford HLS Funds reserve the right to modify this policy, including any surveillance procedures established from time to time to effectuate this policy, at any time without notice.  Hartford HLS Funds, HFMC, and/or Hartford HLS Funds’ transfer agent shall not be liable for any loss resulting from rejected purchase orders or exchanges.

Federal Income Taxes

For federal income tax purposes, the Fund is treated as a separate taxpayer. The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, the Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

For more information about the tax status of the Fund, see “Taxes” in the SAI.

Variable Contract Owner Voting Rights

With regard to Hartford HLS Fund matters for which the 1940 Act requires a shareholder vote, shares held by the Accounts are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote. Votes are counted on an aggregate basis for Hartford Series Fund, Inc. or Hartford HLS Series Fund II, Inc., as applicable, except as to matters where the interests of the separate series differ (such as approval of an investment management agreement or a change in a Hartford HLS Fund’s fundamental investment policies). In such cases, the voting is on a fund-by-fund basis. Matters that affect only one class of shares of a Hartford HLS Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class of the Hartford HLS Fund. Fractional shares are counted. Shares held by an Account for which no instructions are received are generally voted for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received. As a result of proportional voting, the vote of a small number of shareholders may determine the outcome of a proposal subject to shareholder vote.

Plan Participant Voting Rights

With regard to Hartford HLS Fund matters for which the 1940 Act requires a shareholder vote, Plan trustees generally vote Hartford HLS Fund shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

Performance Related Information

The Fund may advertise performance related information. Performance information about the Fund is based on the Fund’s past performance only and is no indication of future performance.

The Fund may include its total return in advertisements or other sales material. When the Fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the Fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

The Fund is offered exclusively through variable insurance products and to certain qualified employee benefit plans. Performance information presented for the Fund should not be compared directly with performance information of other insurance products or plans without taking into account charges and expenses payable with respect to these insurance products or plans. Such charges and expenses are not reflected in the Fund’s performance information and will reduce an investor’s return under the insurance products or plans.

17

LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC, which assumed the role as investment manager to the funds as of January 2013.  In March 2015, the plaintiffs filed a new complaint that removed The Hartford Small Company Fund as a plaintiff.  Discovery is ongoing. Hartford Funds Management Company, LLC and HIFSCO dispute the allegations and expect to file a motion for summary judgment in the second quarter of 2015.

18

PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Prior to January 1, 2013, the Fund was managed by HL Investment Advisors, LLC, an affiliate of HFMC. There was no change, however, to the personnel providing services to the Fund.

Performance information from December 4, 2006 through June 4, 2012 represents performance of the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser of the Fund.  Performance information prior to December 4, 2006 represents performance of other previous sub-advisers.

Includes the Fund’s performance when it invested, prior to February 1, 2010, at least 80% of its assets in common stocks of mid-capitalization companies.

Class IB shares commenced operations on March 31, 2008. Class IB shares performance prior to that date reflects Class IA shares performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. Class IC shares have not commenced operations as of the date of this prospectus.  Returns for Class IC shares reflect Class IA shares performance adjusted to reflect the 12b-1 fee of 0.25% and the administrative services fee of 0.25% applicable to Class IC shares.

Index:

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index and includes approximately 2500 of the smallest securities based on a combination of their market capitalization and current index membership.

19

FINANCIAL HIGHLIGHTS

No financial highlights are provided for Class IC shares as this share class had not yet commenced operations as of December 31, 2014.  The financial highlights below reflect information for Class IA and Class IB shares of the Fund.  The financial highlights for the Fund’s Class IC shares for the periods presented below would have been substantially similar to that shown because all of the Fund’s shares are invested in the same portfolio of securities. However, the actual financial highlights of the Class IC shares for the periods presented below would have been different than the information shown because of differences in the expenses borne by each class of shares.

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2010 through December 31, 2014 has been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance or variable annuity product level or qualified employee benefit plan level. If additional charges or other fees applied at the variable product or plan level, if any, were included, returns would be lower.

20

Hartford Small/Mid Cap Equity HLS Fund

Financial Highlights

Class IA

	Year Ended December 31,
	2014(a)	2013(a)	2012	2011	2010
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.29	$8.90	$8.93	$9.85	$7.88
Investment Operations:
Net investment income (loss)	0.13	0.16	0.15	0.06	0.07
Net realized and unrealized gain (loss) on investments	0.43	3.08	1.21	(0.23)	1.96
Total from investment operations	0.56	3.24	1.36	(0.17)	2.03
Distributions:
Net investment income	(0.18)	(0.14)	(0.06)	—	(0.06)
Net realized gain on investments	(2.20)	(0.71)	(1.33)	(0.75)	—
Total distributions	(2.38)	(0.85)	(1.39)	(0.75)	(0.06)
Net asset value, end of period	$9.47	$11.29	$8.90	$8.93	$9.85
Total Return(b)	5.22%	37.51%	15.87%	(1.13)%	25.83%
Net assets at end of period (in thousands)	$98,069	$117,395	$106,339	$107,762	$136,913
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers	0.85%	0.85%	0.88%	0.87%	0.87%
Ratio of expenses to average net assets after waivers	0.85%	0.85%	0.88%	0.87%	0.87%
Ratio of net investment income to average net assets	1.20%	1.58%	1.57%	0.60%	0.82%
Portfolio turnover rate(c)	108%	128%	150%	196%	300%

21

Hartford Small/Mid Cap Equity HLS Fund

Financial Highlights

Class IB

	Year Ended December 31,
	2014(a)	2013(a)	2012	2011	2010
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.22	$8.85	$8.88	$9.83	$7.86
Investment Operations:
Net investment income (loss)	0.10	0.13	0.13	0.04	0.05
Net realized and unrealized gain (loss) on investments	0.44	3.07	1.20	(0.24)	1.96
Total from investment operations	0.54	3.20	1.33	(0.20)	2.01
Distributions:
Net investment income	(0.15)	(0.12)	(0.03)	—	(0.04)
Net realized gain on investments	(2.20)	(0.71)	(1.33)	(0.75)	—
Total distributions	(2.35)	(0.83)	(1.36)	(0.75)	(0.04)
Net asset value, end of period	$9.41	$11.22	$8.85	$8.88	$9.83
Total Return(b)	5.00%	37.08%	15.58%	(1.38)%	25.52%
Net assets at end of period (in thousands)	$23,239	$26,362	$24,774	$28,441	$38,008
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers	1.10%	1.10%	1.13%	1.12%	1.12%
Ratio of expenses to average net assets after waivers	1.10%	1.10%	1.13%	1.12%	1.12%
Ratio of net investment income to average net assets	0.96%	1.32%	1.26%	0.34%	0.59%
Portfolio turnover rate(c)	108%	128%	150%	196%	300%

22

Hartford Small/Mid Cap Equity HLS Fund

Financial Highlights — Footnotes

(a)	Per share amounts have been calculated using average shares method.
(b)

The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

23

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates:

Hartford Life Insurance Company
Hartford Life and Annuity Insurance Company
P.O. Box 14293
Lexington, KY 40512-4293

Other shareholders:

Hartford Funds

P.O. Box 55022

Boston, MA 02205-5022

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com/hlsprospectus

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

SEC File Number:

Hartford HLS Series Fund II, Inc. 811-04615	HLSPRO-SMC15	May 1, 2015

Hartford SmallCap Growth HLS Fund

Class IA: HISCX	Class IB: HBSGX

Class IA and IB Shares
Prospectus

May 1, 2015

The Fund is closed to new investors until further notice.  No purchases of the Fund’s shares will be allowed, other than as described in this Prospectus.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

[This Page Is Intentionally Left Blank]

3

HARTFORD SMALLCAP GROWTH HLS FUND

SUMMARY SECTION

INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  Please note that fees and expenses in this table and the examples below do not include fees and expenses that will be applied at the variable annuity or variable life insurance contract level or by a qualified employee benefit plan and would be higher if such fees and expenses were included.  You should review your variable contract prospectus (or other disclosure document) or plan documents for more information on those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)

Share Classes
	IA	IB
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Not applicable	Not applicable
Maximum deferred sales charge (load)	Not applicable	Not applicable

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	IA	IB
Management fees	0.62%	0.62%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Total annual fund operating expenses	0.65%	0.90%

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•                  Your investment has a 5% return each year

•                  The Fund’s operating expenses remain the same

•                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	Year 1	Year 3	Year 5	Year 10
IA	$66	$208	$362	$810
IB	$92	$287	$498	$1,108

PORTFOLIO TURNOVER.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 117% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY.  The Fund seeks its investment objective by investing primarily in common stocks of small capitalization companies that the Fund’s sub-adviser, Wellington Management Company LLP (“Wellington Management”), believes have superior growth potential.  Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of small capitalization companies.  The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities, and may trade securities actively.  The Fund employs a multi-portfolio manager structure whereby portions of the Fund’s cash flows are allocated among different portfolio management teams who employ distinct investment styles intended to complement one another.

The Fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2014, this range was approximately $93 million to $7.26 billion.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its investment objective.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s statutory prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.

Small Cap Stock Risk — Small capitalization stocks may be more risky than stocks of larger companies.  Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to:

4

•                  less certain growth prospects

•                  lower degree of liquidity in the markets for such stocks

•                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

•                  limited product lines, markets or financial resources

•                  dependence on a few key management personnel

•                  increased susceptibility to losses and bankruptcy increased transaction costs.

Growth Orientation Risk -  If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  The investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of the Fund.  There is no guarantee that the Fund’s investment objective will be achieved.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

Active Trading Risk - Active trading could increase the Fund’s transaction costs (thus affecting performance).

The Fund is subject to certain other risks, which are described elsewhere in the Fund’s statutory prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

•                  Assume reinvestment of all dividends and distributions

•                  Include the Fund’s performance when a portion of the Fund’s portfolio was managed by a previous sub-adviser

•                  Would be lower if the effect of sales charges or other fees that may be applied at the contract or plan level were included.

The bar chart:

•                  Shows how the Fund’s total return has varied from year to year

•                  Shows the returns of the Fund’s Class IA shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s Class IB shares differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest  21.67% (2nd quarter, 2009)   Lowest  -26.21% (4th quarter, 2008)

5

AVERAGE ANNUAL TOTAL RETURNS.  The table below shows returns for the Fund over time compared to those of a broad-based market index.  For more information regarding returns see the “Performance Notes” section in the Fund’s statutory prospectus.

Average annual total returns for periods ending December 31, 2014

Share Classes	1 Year	5 Years	10 Years
Class IA	5.83%	20.04%	9.42%
Class IB	5.57%	19.74%	9.15%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	5.60%	16.80%	8.54%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

The Fund employs a multi-portfolio manager structure.  The portfolio managers with the most significant responsibilities are set forth below.

Portfolio Manager	Title	Involved with Fund Since

Mammen Chally, CFA	Senior Managing Director and Equity Portfolio Manager	2009

David J. Elliott, CFA	Managing Director, Co-Director of Quantitative Investment Management and Portfolio Manager	2010

PURCHASE AND SALE OF FUND SHARES.  The Fund is closed to new investors until further notice.  No purchases of the Fund’s shares will be allowed, other than as follows: (i) purchases by insurance company separate accounts that have made the Fund available to participants on or before March 6, 2015; (ii) purchases by qualified employee benefit plans that have made the Fund available to participants on or before March 6, 2015; (iii) purchases through reinvestment of dividends; and (iv) purchases by certain insurance company separate accounts and qualified employee benefit plans that have been pre-approved by Hartford Funds Distributors, LLC, prior to the close of business on March 6, 2015 to purchase shares of the Fund.

The Fund sells its shares at net asset value directly to variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates (collectively “Hartford Life”) and one or more unaffiliated insurance companies (each, an “Insurance Company” and collectively, the “Insurance Companies”), and to certain qualified employee benefit plans.  You may invest indirectly in the Fund through your purchase of a variable annuity or variable life insurance contract issued by a separate account or directly through a qualified employee benefit plan.  Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable separate account or plan through which you invest.

TAX INFORMATION.  Under current law, qualified employee benefit plan participants and owners of variable annuity and variable life insurance contracts that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the employee benefit plan or variable contract. For information concerning the federal tax consequences to the purchasers of a variable annuity or variable life insurance contract, see the prospectus or other disclosure document for such variable contract.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  The Fund is only available as an underlying investment for certain variable annuity and variable life insurance contracts and qualified employee benefit plans.  The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services.  These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract.  Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment.  Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information.  The disclosure document for your variable contract may contain additional information about these payments.

6

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY.  The Fund seeks its investment objective by investing primarily in common stocks of small capitalization companies that the Fund’s sub-adviser, Wellington Management Company LLP (“Wellington Management”), believes have superior growth potential.  Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of small capitalization companies.  The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities, and may trade securities actively.  The Fund employs a multi-portfolio manager structure whereby portions of the Fund’s cash flows are allocated among different portfolio management teams who employ distinct investment styles intended to complement one another.

The Fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2014, this range was approximately $93 million to $7.26 billion.

Wellington Management employs what is often called a “bottom-up” approach to select specific securities from a variety of industries.  However, in constructing the portfolio, Wellington Management also analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk.  The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not have unrewarded or unintended industry and style exposure relative to the Fund’s market benchmark as a consequence of bottom-up stock picking.  A portion of the Fund invests primarily in a diversified portfolio of common stocks based on the combined inputs of Wellington Management’s fundamental and quantitative research. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential.  In this portion of the Fund, Wellington Management combines its fundamental research with an internally-developed quantitative analytical approach.  This quantitative approach evaluates each security, favoring those with attractive valuation, momentum, balance sheet and situations and events factors.  Valuation factors capture cheapness.  Balance sheet factors analyze the quality of earnings and capital.  Momentum factors focus on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

Situations and events factors exploit opportunities arising from idiosyncratic events or transient situations. A portion of the Fund also invests primarily in a diversified portfolio of common stocks based solely on this quantitative approach with selected additional factors.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its investment objective.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.

Small Cap Stock Risk — Small capitalization stocks may be more risky than stocks of larger companies.  Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to:

•                  less certain growth prospects

•                  lower degree of liquidity in the markets for such stocks

•                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

•                  limited product lines, markets or financial resources

•                  dependence on a few key management personnel

•                  increased susceptibility to losses and bankruptcy increased transaction costs.

Growth Orientation Risk -  If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  The investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of the Fund.  There is no guarantee that the Fund’s investment objective will be achieved.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

•                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

•                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

7

•                  increased volatility

•                  substantially less volume on foreign stock markets and other securities markets

•                  higher commissions and dealer mark-ups

•                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

•                  less uniform accounting, auditing and financial reporting standards

•                  less publicly available information about a foreign issuer or borrower

•                  less government regulation

•                  unfavorable foreign tax laws

•                  political, social, economic or diplomatic developments in a foreign country or region

•                  differences in individual foreign economies.

•                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Active Trading Risk - Active trading could increase the Fund’s transaction costs (thus affecting performance).

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment objective, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

Quantitative Investing Risk - The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis.  The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.  In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

•                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

•                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

•                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

8

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets are those markets included in emerging market or equivalent classifications by the World Bank, the International Finance Corporation, the United Nations (and its agencies) or markets the Fund’s benchmark index provider designates as emerging. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

In addition, the Fund may invest in securities of issuers that conduct their principal business activities in, or whose securities are traded principally on exchanges located in, “frontier markets.”  Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.  This magnification of risks is the result of a number of factors, including: the potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of the private sector and of certain companies; trade barriers; exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; less uniformity in accounting and reporting requirements; unreliable securities valuation; greater risk associated with custody of securities; and the relatively new and unsettled securities laws in many frontier market countries.  All of these factors make investing in frontier market countries significantly riskier than investing in other countries.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest

9

rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use of Cash or Money Market Investments

The Fund may invest some or all of its assets in cash, high quality money market instruments (including, but not limited to U.S. government securities, bank obligations, commercial paper and repurchase agreements involving the foregoing securities) and shares of money market investment companies for temporary defensive purposes in response to adverse market, economic or political conditions.  In addition, the Fund may invest some of its assets in these instruments to maintain liquidity or in response to atypical circumstances such as unusually large cash inflows or redemptions.  Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that the Fund will achieve its investment objective, and may lose the benefit of market upswings.

About The Fund’s Investment Objective

The Fund’s investment objective may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment objective.

Consequences of Portfolio Trading Practices

The Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading. Such activity could produce higher brokerage expenses and transaction costs for the Fund and, therefore, could adversely affect the Fund’s performance. The Fund is not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax advisor for individual tax advice.

Investment Policies

The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford HLS Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ website at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month.

Each Fund also will publicly disclose on its website its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding).

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

10

THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

Hartford Funds Management Company, LLC (“HFMC”) is the investment manager to each Hartford HLS Fund. As investment manager, HFMC is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut-based financial services company. Excluding affiliated fund of funds, as of December 31, 2014, HFMC had approximately $93.9 billion (or $73.3 billion additionally excluding certain annuity products) in discretionary and non-discretionary assets under management. HFMC is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

HFMC relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. HFMC has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The exemptive order permits HFMC to appoint a sub-adviser not affiliated with HFMC with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.  As of December 31, 2014, Wellington Management had investment management authority with respect to approximately $914 billion in assets.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The Fund employs a multi-portfolio manager structure whereby portions of the Fund’s assets are allocated among different portfolio management teams (“Sleeves”) that employ distinct investment styles intended to complement one another.  Mammen Chally, CFA and David J. Elliott, CFA serve as the Fund’s portfolio managers and select and oversee the portfolio management teams for each Sleeve.  The Sleeves are managed independently of each other and each portfolio management team has full discretion to manage its Sleeve.  Allocations to a portfolio management team may change at any time based on market conditions and/or Fund performance.

The portfolio managers with the most significant responsibilities are set forth below.

Mammen Chally, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2009.  Mr. Chally joined Wellington Management as an investment professional in 1994.

David J. Elliott, CFA, Managing Director, Co-Director of Quantitative Investment Management and Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since July 2010 and previously served as portfolio manager for the Fund from 2001 to May 2010.  Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1999.

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

Management Fee. The Fund pays a monthly management fee to HFMC at the annual rate, based on the Fund’s average daily net asset value, shown below.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2014.

For the fiscal year ended December 31, 2014, the Fund paid HFMC an effective management fee equal to 0.62% of the Fund’s average daily net assets.

11

The management fee set forth in the Fund’s investment advisory agreement is 0.7000% of the first $100 million, 0.6000% of the next $4.9 billion, 0.5800% of the next $5 billion and 0.5700% in excess of $10 billion annually of the Fund’s average daily net assets. HFMC pays sub-advisory fees to Wellington Management from its advisory fee.

12

FURTHER INFORMATION ON THE FUNDS

Purchase and Redemption of Fund Shares

The Fund is closed to new investors until further notice.  No purchases of the Fund’s shares will be allowed, other than as follows: (i) purchases by insurance company separate accounts that have made the Fund available to participants on or before March 6, 2015; (ii) purchases by qualified employee benefit plans that have made the Fund available to participants on or before March 6, 2015; (iii) purchases through reinvestment of dividends; and (iv) purchases by certain insurance company separate accounts and qualified employee benefit plans that have been pre-approved by Hartford Funds Distributors, LLC (the “Distributor”), prior to the close of business on March 6, 2015 to purchase shares of the Fund.  Investments by currently invested separate accounts and qualified employee benefit plans may be made on behalf of existing and future participants.  Investors should contact their financial professional to determine whether they are eligible to purchase shares of the Fund.  If you believe you are eligible to purchase shares of the Fund, you may be required to provide appropriate proof of eligibility. The Fund reserves the right to: (i) reject any purchase order if it believes that acceptance of such order would interfere with its ability to be effectively managed; (ii) reopen to new investors at a future date; and (iii) make additional exceptions, limit the above exceptions, or otherwise modify the foregoing closure policy for any reason. You may obtain additional information by calling 1-888-843-7824.

The Fund may offer its shares to variable annuity and variable life insurance separate accounts of Hartford Life and its affiliates and the Insurance Companies (the “Accounts”) as investment options for certain variable annuity contracts and individual variable life insurance policies, group annuity and group funding agreement contracts and corporate-owned life insurance and other group life insurance policies (collectively, “variable contracts”) issued through the Accounts. The Fund may also offer its shares to certain qualified employee benefit plans (the “Plans”).

The Fund has authorized two classes of shares: Class IA and Class IB shares. The two classes of shares represent an investment in the same fund but are subject to different expenses and have different prices and performance.

Many of the Accounts are registered with the SEC as investment companies. When shares of the Fund are offered as investment options for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of the Fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the Fund are sold by the Distributor in a continuous offering to the Accounts and the Plans.  Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the Fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IA and Class IB shares of the Fund at net asset value without sales or redemption charges.

For each day on which the Fund’s net asset value is calculated, the Accounts transmit to the Fund any orders to purchase or redeem shares of the Fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life or an Insurance Company as of that day. Similarly, the Plans transmit to the Fund any orders to purchase or redeem shares of the Fund based on the instructions of Plan trustees or participants received by the Plans as of that day. The Accounts and Plans purchase and redeem shares of the Fund at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the contract owner’s proportionate share of the current assets of the Fund. When portfolio securities received in this fashion are sold, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one account.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in the Fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in the Fund. To the extent that such classes of investors are invested in the Fund when a conflict of interest arises that might involve the Fund, one or more of such classes of investors could be disadvantaged. The Hartford HLS Funds currently do not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, the Fund’s Board of Directors will monitor the Fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life or the applicable Insurance Company will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in one or more of the Hartford HLS Funds or substitute shares of another Hartford HLS Fund for the current Hartford HLS Fund. This, in turn, could cause a Hartford HLS Fund to sell portfolio securities at a disadvantageous price.

Additional Compensation to Servicing Institutions, Insurance Companies and Other Persons (“Servicing Intermediaries”)

This section includes additional information about different types of compensation paid to Servicing Intermediaries with respect to Hartford HLS Funds.

13

Compensation to Servicing Intermediaries.  HFMC and/or its affiliates may pay Servicing Intermediaries and/or their affiliates compensation for sub-accounting, administration and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford HLS Funds rather than to other investment products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on the average net assets of the Hartford HLS Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed 0.25% of the average net assets of the Hartford HLS Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2014, HFMC and its affiliates incurred approximately $20.3 million in total Servicing Payments and these Servicing Payments did not exceed $8.6 million for any one Servicing Intermediary.

As of January 1, 2015, HFMC and/or its affiliates have entered into arrangements to pay Servicing Compensation to the following entities:  ADP Broker-Dealer, Inc.; AXA Equitable Life Insurance Company; Charles Schwab; Fidelity; Forethought Financial; GWFS Equities, Inc.; Hewitt Associates LLC; Great-West Financial Retirement Plan Services, LLC; Hartford Life Insurance Company; Lincoln Retirement Services Company, LLC; Massachusetts Mutual Life Insurance Company; Mercer HR Services, LLC; Nationwide Financial Services, Inc.; Newport Group; The Northern Trust Company;  Nationwide Retirement Solutions, Inc.;  Ohio Public Employees Deferred Compensation Board; Principal Services Trust Company; Prudential Insurance Company of America; State of Connecticut; State of New York; T. Rowe Price Retirement Plan Services, Inc.; TD Ameritrade Trust Company; Teachers Insurance and Annuity Association of America; The Vanguard Group, Inc.; Voya Financial; Wells Fargo; and Wilmington Trust.  HFMC and/or its affiliates may in the future enter into similar arrangements with other Servicing Intermediaries.

Class IB Shares Distribution Plan

The Board of Directors of Hartford HLS Series Fund II, Inc. (the “Company”) has approved the adoption of a separate distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act and the requirements of the applicable market conduct rules of the Financial Industry Regulatory Authority regarding asset-based sales charges for the Fund’s Class IB shares.  Distribution fees paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares. Under the Plan, the Fund pays the Distributor the entire fee, regardless of the Distributor’s expenditures.  Even if the Distributor’s actual expenditures exceed the fee payable to the Distributor at any given time, the Fund will not be obligated to pay more than that fee. If the Distributor’s actual expenditures are less than the fee payable to the Distributor at any given time, the Distributor may realize a profit from the arrangement. Pursuant to the Plan, the Fund may pay the Distributor a fee of up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses.

Rule 12b-1 fees have the effect of increasing operating expenses of the Fund. Because the fees paid by the Fund under the Plan are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of a variable contract owner’s or plan participant’s investment and may cost more than alternative types of charges for the same distribution and investor services.

In addition, HFMC and its affiliates may pay, out of their own assets, compensation to brokers, financial institutions and other persons for the sale and distribution of the Fund’s shares.  These payments may give your financial intermediary a reason to sell and recommend the Fund over other products for which he or she may receive less compensation.  You may contact your financial intermediary if you want information regarding the payments it receives.

Determination of Net Asset Value

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported trade prices or official close price.  If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets

14

but before the NYSE Close.  Securities or other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close.  Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Dividends and Distributions

The Board of Directors for the Company has delegated authority to the Fund Treasurer to declare and make payment of dividends, to reduce the frequency with which dividends are declared and paid, and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid adverse tax consequences.  The current policy for the Fund is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once per year.

Dividends and distributions are automatically invested in full or fractional shares at the net asset value on the reinvestment date.  The Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors.

Frequent Purchases and Redemptions of Fund Shares

Hartford HLS Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all of the Fund’s shareholders. In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all of the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; and (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when the Fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market-timing investment strategies, you should not invest in the Hartford HLS Funds.

The Hartford HLS Funds are sold directly to variable annuity and variable life insurance separate accounts of Hartford Life and one or more unaffiliated insurance companies (each, an “Insurance Company” and collectively, the “Insurance Companies”) and to IRS-

15

qualified investment plans (“Plans”), such as employer-sponsored employee benefit plans. The separate accounts maintained by Hartford Life and the Insurance Companies often establish omnibus accounts in the Hartford HLS Funds for their contract or policy holders through which transactions are placed. In most cases, exchange activity among the Hartford HLS Funds occurs on an omnibus basis, which can limit the ability of the Hartford HLS Funds, themselves, to monitor or restrict the trading practices of individual investors.

In addition to these limitations on the ability of the Hartford HLS Funds themselves to monitor and restrict individual trading practices, the varied mechanisms for participation in the Hartford HLS Funds challenge the Hartford HLS Funds from establishing policies for excessive trading that are enforceable on the same terms with respect to all direct and indirect investors in the Hartford HLS Funds. The right of an owner of an insurance product to transfer among subaccounts is governed by a contract between the insurance company and such owner.  Older versions of individual variable annuity contracts and certain group annuity contracts, for example, do not include terms that would expressly permit the insurance company to impose strict numeric limitations on the number of exchanges that a contract holder can make during a specified time period or redemption fees on short-term trading activity. As a result, certain accounts may be more susceptible to frequent trading abuses by shareholders while other accounts may be less susceptible.

The Boards of Directors of the Hartford HLS Funds have adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Hartford HLS Funds’ policy to discourage investors from trading in a Fund’s shares in an excessive manner that would be harmful to long-term investors. In addition, it is the Hartford HLS Funds’ policy to require the sub-advisers to establish internal procedures pursuant to which portfolio managers are required to report to HFMC any cash flow activities in the Hartford HLS Funds that, in the reasonable judgment of the portfolio manager, are reasonably likely to affect adversely the management or performance of a Hartford HLS Fund. The Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. The Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the Fund may consider an investor’s trading history in any of the Hartford HLS Funds, including the person’s trading history in any accounts under a person’s common ownership or control. No system for prevention and detection of market timing and other abusive trading activities can be expected to identify, address or eliminate all such activities in Fund shares.

Certain qualified plans participate directly in the Hartford HLS Funds through omnibus accounts (“Qualified Plan Omnibus Accounts”) and, as described above, separate accounts maintained by Hartford Life and the Insurance Companies often establish omnibus accounts in the Hartford HLS Funds for their contract or policy holders through which transactions are placed (“Insurance Company Omnibus Accounts” and, together with Qualified Plan Omnibus Accounts, “Omnibus Accounts”). The Boards of Directors of the Hartford HLS Funds have adopted policies and procedures relating to excessive trading in shares of the Hartford HLS Funds through Omnibus Accounts (the “Policy”).

Except as otherwise noted, with respect to investors investing through Omnibus Accounts, it is the Policy of the Hartford HLS Funds to permit only two “substantive round trips” by an investor within any single Hartford HLS Fund within a 90-day period. A substantive round trip is a purchase of or an exchange into a Hartford HLS Fund and a redemption of or an exchange out of the same Hartford HLS Fund in a dollar amount set by the Hartford HLS Funds’ transfer agent, in the reasonable exercise of its discretion. When an additional purchase or exchange order request for the Hartford HLS Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an Omnibus Account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within such Hartford HLS Fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.

In the case of actual or suspected excessive trading through Omnibus Accounts maintained by financial intermediaries, the Hartford HLS Funds’ transfer agent shall attempt to obtain the cooperation of the intermediaries to identify excessive traders and to prevent or limit, to the fullest extent practicable, such excessive trading activity. Accordingly, the Hartford HLS Funds’ procedures with respect to Omnibus Accounts are as follows: (1) Where Hartford HLS Funds’ transfer agent is provided individual shareholder level transaction detail on a daily basis, Hartford HLS Funds’ transfer agent shall monitor the daily trade activity of individual shareholders and apply the policy. (2) Where Hartford HLS Funds’ transfer agent is not provided individual shareholder level transaction detail on a daily basis, Hartford HLS Funds’ transfer agent shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the policy may be occurring. In such cases, Hartford HLS Funds’ transfer agent shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the policy. The Hartford HLS Funds’ ability to identify and deter frequent purchases and redemptions of a Hartford HLS Fund’s shares through Omnibus Accounts is limited, and the Hartford HLS Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Hartford HLS Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, Hartford HLS Funds’ transfer agent also employs a process for reviewing certain large transactions in the HLS Funds and may restrict trading as a result of its review.

Hartford Life has developed procedures with respect to restrictions on trading that vary by the mechanism for participation in the Hartford HLS Funds. Such procedures generally restrict the number of transfers permitted during each valuation day and/or the number of transfers permitted during a year until transfers must be requested by U.S. mail or overnight delivery service. Similarly, the Insurance Companies may also monitor transaction activities in their separate accounts pursuant to their own policies designed to restrict excessive trading.  Hartford HLS Funds and Hartford HLS Funds’ transfer agent do not control any insurance company’s enforcement of its policies and procedures and cannot guarantee the insurance company’s success at identifying and deterring disruptive trading.

16

Because the number of transfers or type of restrictions or procedures may vary, individual contract/policy holders and plan participants may be subject to different procedures and any individual should not expect that other individuals are subject to the same procedures or restrictions. For a description of Hartford Life’s or the Insurance Companies’ procedures applicable to you, please review the prospectus or disclosure document and other documentation associated with your product, policy or plan.

The frequent trading limitations do not apply to the following: (1) any transaction not initiated by a shareholder or their registered representative; (2) transactions that are part of a systematic program; (3) transactions of $1,000 or less; and (4) transactions that the Hartford HLS Fund, in its discretion, determines are not abusive or harmful.

The use of fair value pricing can serve both to make the Hartford HLS Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading. Certain market timers may seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day. Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Hartford HLS Fund if the Hartford HLS Fund calculates its NAV using closing prices that are no longer accurate. Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities are more susceptible to this activity. The Hartford HLS Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in Hartford HLS Fund shares. For additional information concerning the Hartford HLS Funds’ fair-value procedures, please refer to “Determination of Net Asset Value” found earlier in the prospectus.

Hartford HLS Funds reserve the right to modify this policy, including any surveillance procedures established from time to time to effectuate this policy, at any time without notice.  Hartford HLS Funds, HFMC, and/or Hartford HLS Funds’ transfer agent shall not be liable for any loss resulting from rejected purchase orders or exchanges.

Federal Income Taxes

For federal income tax purposes, the Fund is treated as a separate taxpayer. The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, the Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

For more information about the tax status of the Fund, see “Taxes” in the SAI.

Variable Contract Owner Voting Rights

With regard to Hartford HLS Fund matters for which the 1940 Act requires a shareholder vote, shares held by the Accounts are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote. Votes are counted on an aggregate basis for Hartford Series Fund, Inc. or Hartford HLS Series Fund II, Inc., as applicable, except as to matters where the interests of the separate series differ (such as approval of an investment management agreement or a change in a Hartford HLS Fund’s fundamental investment policies). In such cases, the voting is on a fund-by-fund basis. Matters that affect only one class of shares of a Hartford HLS Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class of the Hartford HLS Fund. Fractional shares are counted. Shares held by an Account for which no instructions are received are generally voted for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received. As a result of proportional voting, the vote of a small number of shareholders may determine the outcome of a proposal subject to shareholder vote.

Plan Participant Voting Rights

With regard to Hartford HLS Fund matters for which the 1940 Act requires a shareholder vote, Plan trustees generally vote Hartford HLS Fund shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

Performance Related Information

The Fund may advertise performance related information. Performance information about the Fund is based on the Fund’s past performance only and is no indication of future performance.

The Fund may include its total return in advertisements or other sales material. When the Fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the Fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

The Fund is offered exclusively through variable insurance products and to certain qualified employee benefit plans. Performance information presented for the Fund should not be compared directly with performance information of other insurance products or plans without taking into account charges and expenses payable with respect to these insurance products or plans. Such charges and

17

expenses are not reflected in the Fund’s performance information and will reduce an investor’s return under the insurance products or plans.

18

LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC, which assumed the role as investment manager to the funds as of January 2013.  In March 2015, the plaintiffs filed a new complaint that removed The Hartford Small Company Fund as a plaintiff.  Discovery is ongoing. Hartford Funds Management Company, LLC and HIFSCO dispute the allegations and expect to file a motion for summary judgment in the second quarter of 2015.

19

PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Prior to January 1, 2013, the Fund was managed by HL Investment Advisors, LLC, an affiliate of HFMC. There was no change, however, to the personnel providing services to the Fund.

Hartford Investment Management Company became an additional sub-adviser effective November 13, 2006.  Performance information prior to that date represents performance of only Wellington Management.  As of July 21, 2010, Hartford Investment Management Company no longer serves as a sub-adviser to the Fund.

Index:

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.

20

FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2010 through December 31, 2014 has been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance or variable annuity product level or qualified employee benefit plan level. If additional charges or other fees applied at the variable product or plan level, if any, were included, returns would be lower.

21

Hartford SmallCap Growth HLS Fund

Financial Highlights

Class IA

	Year Ended December 31,
	2014(a)	2013(a)	2012	2011	2010
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$32.60	$25.44	$21.67	$21.37	$15.65
Investment Operations:
Net investment income (loss)	0.06	0.05	0.11	(0.02)	—
Net realized and unrealized gain (loss) on investments	1.48	10.92	3.66	0.32	5.72
Total from investment operations	1.54	10.97	3.77	0.30	5.72
Distributions:
Net investment income	(0.02)	(0.12)	—	—	—
Net realized gain on investments	(6.17)	(3.69)	—	—	—
Total distributions	(6.19)	(3.81)	—	—	—
Net asset value, end of period	$27.95	$32.60	$25.44	$21.67	$21.37
Total Return(b)	5.83%	44.87%	17.40%	1.42%	36.56%
Net assets at end of period (in thousands)	$557,200	$466,173	$378,318	$397,662	$467,888
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers	0.65%	0.67%	0.67%	0.67%	0.68%
Ratio of expenses to average net assets after waivers	0.65%	0.67%	0.67%	0.67%	0.68%
Ratio of net investment income to average net assets	0.19%	0.16%	0.41%	(0.07)%	0.03%
Portfolio turnover rate(c)	117%	81%	85%	62%	66%

22

Hartford SmallCap Growth HLS Fund

Financial Highlights

Class IB

	Year Ended December 31,
	2014(a)	2013(a)	2012	2011	2010
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$32.17	$25.14	$21.47	$21.22	$15.58
Investment Operations:
Net investment income (loss)	(0.02)	(0.02)	0.04	(0.07)	(0.04)
Net realized and unrealized gain (loss) on investments	1.46	10.77	3.63	0.32	5.68
Total from investment operations	1.44	10.75	3.67	0.25	5.64
Distributions:
Net investment income	—	(0.03)	—	—	—
Net realized gain on investments	(6.17)	(3.69)	—	—	—
Total distributions	(6.17)	(3.72)	—	—	—
Net asset value, end of period	$27.44	$32.17	$25.14	$21.47	$21.22
Total Return(b)	5.57%	44.50%	17.10%	1.17%	36.21%
Net assets at end of period (in thousands)	$115,230	$123,966	$134,404	$144,022	$164,123
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers	0.90%	0.92%	0.92%	0.92%	0.93%
Ratio of expenses to average net assets after waivers	0.90%	0.92%	0.92%	0.92%	0.93%
Ratio of net investment income to average net assets	(0.06)%	(0.08)%	0.16%	(0.32)%	(0.22)%
Portfolio turnover rate(c)	117%	81%	85%	62%	66%

23

Hartford SmallCap Growth HLS Fund

Financial Highlights — Footnotes

(a)	Per share amounts have been calculated using average shares method.
(b)

The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

24

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates:

Hartford Life Insurance Company
Hartford Life and Annuity Insurance Company
P.O. Box 14293
Lexington, KY 40512-4293

Other shareholders:

Hartford Funds

P.O. Box 55022

Boston, MA 02205-5022

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com/hlsprospectus

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

SEC File Number:

Hartford HLS Series Fund II, Inc. 811-04615	HLSPRO-SCG15	May 1, 2015

Hartford U.S. Government Securities HLS Fund

Class IA:  HAUSX              Class IB:  HBUSX

Class IA and IB Shares Prospectus

May 1, 2015

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

[This Page Is Intentionally Left Blank]

3

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

SUMMARY SECTION

INVESTMENT OBJECTIVE. The Fund seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  Please note that fees and expenses in this table and the examples below do not include fees and expenses that will be applied at the variable annuity or variable life insurance contract level or by a qualified employee benefit plan and would be higher if such fees and expenses were included.  You should review your variable contract prospectus (or other disclosure document) or plan documents for more information on those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)

Share Classes
	IA	IB
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Not applicable	Not applicable
Maximum deferred sales charge (load)	Not applicable	Not applicable

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	IA	IB
Management fees	0.45%	0.45%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Total annual fund operating expenses	0.48%	0.73%

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•                  Your investment has a 5% return each year

•                  The Fund’s operating expenses remain the same

•                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	Year 1	Year 3	Year 5	Year 10
IA	$49	$154	$269	$604
IB	$75	$233	$406	$906

PORTFOLIO TURNOVER.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its investment objective by investing in securities that Wellington Management Company LLP (“Wellington Management”) considers to be attractive from a total return perspective while providing current income.  The Fund normally invests at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.  The Fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies or instrumentalities.  The Fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies.  The Fund may also invest up to 20% of its net assets in securities issued or guaranteed by the governments of, or agencies or instrumentalities of the governments of, Canada, France, Germany, Italy, Japan, or the United Kingdom, provided that if such securities are denominated in currencies other than the U.S. dollar the currency exposure is hedged back to U.S. dollars.  The Fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.  The Fund may utilize reverse repurchase transactions.  The Fund may also utilize derivatives, including futures contracts and options, to manage portfolio risk or for other investment purposes.  The Fund may trade securities actively.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its investment objective.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s statutory prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial

4

prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.

U.S. Government Securities Risk - Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics.  Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government.  No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.  In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.  U.S. Government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.  Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Mortgage- and Asset-Backed Securities Risk - Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust.  Mortgage-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates).  If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Derivatives Risk - Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.

Leverage Risk — Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged.  The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.

Futures and Options Risks - Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid.  Futures and options also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.  Futures and options are also subject to the risk that the other party to the transaction defaults on its obligation.

Active Trading Risk - Active trading could increase the Fund’s transaction costs (thus affecting performance).

The Fund is subject to certain other risks, which are described elsewhere in the Fund’s statutory prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

•                  Assume reinvestment of all dividends and distributions

•                  Include the Fund’s performance when the Fund’s portfolio was managed by a previous sub-adviser

•                  Would be lower if the effect of sales charges or other fees that may be applied at the contract or plan level were included.

The bar chart:

•                  Shows how the Fund’s total return has varied from year to year

•                  Shows the returns of the Fund’s Class IA shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s Class IB shares differ only to the extent that the classes do not have the same expenses.

5

Total returns by calendar year

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest  3.02% (2nd quarter, 2010)   Lowest  -2.33% (2nd quarter, 2013)

AVERAGE ANNUAL TOTAL RETURNS.  The table below shows returns for the Fund over time compared to those of a broad-based market index.  For more information regarding returns see the “Performance Notes” section in the Fund’s statutory prospectus.

Average annual total returns for periods ending December 31, 2014

Share Classes	1 Year	5 Years	10 Years
Class IA	2.81%	2.67%	2.60%
Class IB	2.59%	2.41%	2.34%
Barclays Intermediate Government Bond Index
(reflects no deduction for fees, expenses or taxes)	2.52%	2.78%	3.76%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Michael F. Garrett	Senior Managing Director and Fixed Income Portfolio Manager	2012

PURCHASE AND SALE OF FUND SHARES.  The Fund sells its shares at net asset value directly to variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates (collectively “Hartford Life”) and one or more unaffiliated insurance companies (each, an “Insurance Company” and collectively, the “Insurance Companies”), and to certain qualified employee benefit plans.  You may invest indirectly in the Fund through your purchase of a variable annuity or variable life insurance contract issued by a separate account or directly through a qualified employee benefit plan.  Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable separate account or plan through which you invest.

TAX INFORMATION.  Under current law, qualified employee benefit plan participants and owners of variable annuity and variable life insurance contracts that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the employee benefit plan or variable contract. For information concerning the federal tax consequences to the purchasers of a variable annuity or variable life insurance contract, see the prospectus or other disclosure document for such variable contract.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  The Fund is only available as an underlying investment for certain variable annuity and variable life insurance contracts and qualified employee benefit plans.  The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services.  These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract.  Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment.  Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information.  The disclosure document for your variable contract may contain additional information about these payments.

6

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE. The Fund seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its investment objective by investing in securities that Wellington Management Company LLP (“Wellington Management”) considers to be attractive from a total return perspective while providing current income.  The Fund normally invests at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.  The Fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies or instrumentalities.  The Fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies.  The Fund may also invest up to 20% of its net assets in securities issued or guaranteed by the governments of, or agencies or instrumentalities of the governments of, Canada, France, Germany, Italy, Japan, or the United Kingdom, provided that if such securities are denominated in currencies other than the U.S. dollar the currency exposure is hedged back to U.S. dollars.  The Fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.  The Fund may utilize reverse repurchase transactions.  The Fund may also utilize derivatives, including futures contracts and options, to manage portfolio risk or for other investment purposes.  The Fund may trade securities actively.

As part of its secondary investment strategy, the Fund may invest in “to-be-announced” securities, including when-issued and delayed delivery securities and forward commitment transactions; engage in short-selling of “to-be-announced” securities; and enter into bond forwards.

The Fund normally will maintain a dollar weighted average duration of between 1 and 7 years.  Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its investment objective.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.

U.S. Government Securities Risk.  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.  U.S. Government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations.

The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.  Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Mortgage-Backed and Other Asset-Backed Securities Risk - Mortgage-related and other asset-backed securities are subject to certain risks, including credit risk and interest rate risk.  The Fund is also subject to “extension risk,” which is the risk that borrowers will repay a loan more slowly in periods of rising interest rates which could increase the interest rate sensitivity of certain investments — such as mortgage- and asset-backed securities — and cause the value of these investments to fall. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities and other asset-backed securities, it may exhibit additional volatility. In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.  Collateralized loan obligations, a type of asset-backed security, are subject to heightened risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or

7

default, the Fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

The Fund may invest in mortgage-backed securities issued by the U.S. Government or by non-governmental issuers. To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  Derivatives may involve significant risks, including:

•                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

•                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.  For this reason, the Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

•                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Leverage Risk — Certain transactions, including derivatives and when-issued, delayed delivery or forward commitment transactions, involve leverage.  Transactions involving leverage provide investment exposure in an amount exceeding the initial investment.  Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if the Fund had not been leveraged, as relatively small market movements may result in large changes in the value of a leveraged investment. In order to reduce the risk associated with leveraging, the Fund may “set aside” liquid assets (often referred to as “asset segregation”), or otherwise “cover” its position in a manner consistent with the Investment Company Act of 1940, as amended, or the rules and SEC interpretations thereunder.  The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.  The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.

Futures and Options Risks — Futures and options may be more volatile than direct investments in the securities underlying the futures and options and may not correlate perfectly to the underlying securities.  Futures and options also involve additional expenses as compared to investing directly in the underlying securities, which could reduce any benefit or increase any loss to the Fund from using the strategy.  Futures and options also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.  Options transactions may be effected on securities exchanges or in the over-the-counter market.  When futures or options are purchased over-the-counter, the Fund bears the risk that the counter-party that wrote the future or option will be unable or unwilling to perform its obligations under the contract.  Such futures and options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position or valuing the contract.

Active Trading Risk - Active trading could increase the Fund’s transaction costs (thus affecting performance).

8

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment objective, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

To Be Announced (TBA) Securities Risk -  TBA securities include when-issued and delayed delivery securities and forward commitments.  TBA securities involve the risk that the security the Fund buys will lose value prior to its delivery.  There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation.  If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Sovereign Debt Risk - Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.  If a governmental entity defaults, it may ask for more time in which to pay or for further loans.  There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Inverse Floater Risk - Inverse floaters earn interest at rates that vary inversely to changes in short-term interest rates.  As short-term interest rates rise, inverse floaters produce less income and as short-term interest rates fall, inverse floaters produce more income.  The prices and income of inverse floaters are generally more volatile than the prices and income of bonds with similar maturities.  An investment in inverse floaters involves the risk of loss of principal and typically will involve greater risk than an investment in a municipal fixed rate security.  Inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

Repurchase and Reverse Repurchase Agreements Risk - Repurchase and reverse repurchase agreements involve the purchase or sale of securities held by the Fund with an agreement to resell or repurchase the securities at an agreed-upon price, date and interest payment. Repurchase transactions are subject to credit risk and counterparty risk. They also carry the risk that the market value of the securities may increase above the resell value or decline below the repurchase price. The Fund could also lose money if it is unable to recover the securities and the value of the collateral held by the Fund is less than the value of securities.  Reverse repurchase agreements are a type of borrowing that may increase the possibility of fluctuation in the Fund’s net asset value.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

•                  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

•                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

•                  increased volatility

•                  substantially less volume on foreign stock markets and other securities markets

•                  higher commissions and dealer mark-ups

•                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

•                  less uniform accounting, auditing and financial reporting standards

•                  less publicly available information about a foreign issuer or borrower

•                  less government regulation

•                  unfavorable foreign tax laws

•                  political, social, economic or diplomatic developments in a foreign country or region

•                  differences in individual foreign economies.

•                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions.  If the Fund holds illiquid investments it

9

may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Bond Forwards Risk —A bond forward is a contractual agreement between the Fund and another party to buy or sell an underlying asset at an agreed-upon future price and date.  In a bond forward transaction, no cash premium is paid when the parties enter into the bond forward.  If the transaction is collateralized, an exchange of margin collateral will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the bond forward matures (typically in 30 days) or is rolled over for another agreed-upon period.  Generally, the value of the bond forward will change based on changes in the value of the underlying asset.  Bond forwards are subject to market risk (the risk that the market value of the underlying bond may change), non-correlation risk (the risk that the market value of the bond forward might move independently of the market value of the underlying bond) and counterparty credit risk (the risk that a counterparty will be unable to meet its obligation under the contract).  If there is no cash exchanged at the time the Fund enters into the bond forward, counterparty risk may be limited to the loss of any marked-to-market profit on the contract and any delays or limitations on the Fund’s ability to sell or otherwise use the investments used as collateral for the bond forward.

Short Sales of TBA Securities Risk - The Fund may engage in short sales of TBA securities.  When the Fund enters into a short sale of a TBA security it effectively agrees to sell a security it does not own at a future price and date.  Although most TBA short sale transactions are closed prior to any requirement to deliver the security sold short, if the Fund does not close the position, the Fund may have to purchase the securities needed to settle the short sale at a higher price than anticipated, which would cause the Fund to lose money.  The Fund may not always be able to purchase securities to close out the short position at a particular time or at an attractive price.  The Fund may incur increased transaction costs associated with selling TBA securities short. In addition, taking short positions in TBA securities may result in a form of leverage which could increase the volatility of the Fund’s returns.

The Fund may also engage in short sales of TBA securities when it contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. If the Fund sells securities short in this manner, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises.  If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale.

ETF Risk and ETN Risk -  An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Other Investment Companies - Restrictions on Investments.  Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC.  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

Use of Cash or Money Market Investments

The Fund may invest some or all of its assets in cash, high quality money market instruments (including, but not limited to U.S. government securities, bank obligations, commercial paper and repurchase agreements involving the foregoing securities) and shares of

10

money market investment companies for temporary defensive purposes in response to adverse market, economic or political conditions.  In addition, the Fund may invest some of its assets in these instruments to maintain liquidity or in response to atypical circumstances such as unusually large cash inflows or redemptions.  Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that the Fund will achieve its investment objective, and may lose the benefit of market upswings.

About The Fund’s Investment Objective

The Fund’s investment objective may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment objective.

Consequences of Portfolio Trading Practices

The Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading. Such activity could produce higher brokerage expenses and transaction costs for the Fund and, therefore, could adversely affect the Fund’s performance. The Fund is not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax advisor for individual tax advice.

Investment Policies

The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined SAI, which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford HLS Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ website at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month.

Each Fund also will publicly disclose on its website its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding).

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

11

THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

Hartford Funds Management Company, LLC (“HFMC”) is the investment manager to each Hartford HLS Fund. As investment manager, HFMC is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut-based financial services company. Excluding affiliated fund of funds, as of December 31, 2014, HFMC had approximately $93.9 billion (or $73.3 billion additionally excluding certain annuity products) in discretionary and non-discretionary assets under management. HFMC is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

HFMC relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. HFMC has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The exemptive order permits HFMC to appoint a sub-adviser not affiliated with HFMC with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as the Fund’s sub-adviser and provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.  As of December 31, 2014, Wellington Management had investment management authority with respect to approximately $914 billion in assets.

Portfolio Manager.  The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Michael F. Garrett, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012.  Mr. Garrett joined Wellington Management as an investment professional in 1999.

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

Management Fee. The Fund pays a monthly management fee to HFMC at the annual rate, based on the Fund’s average daily net asset value, shown below.  A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the Fund is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2014.

For the fiscal year ended December 31, 2014, the Fund paid HFMC an effective management fee equal to 0.45% of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is 0.4500% of the first $500 million, 0.4450% of the next $500 million, 0.4400% of the next $1.5 billion, 0.4350% of the next $2.5 billion, 0.4300% of the next $5 billion and 0.4200% in excess of $10 billion annually of the Fund’s average daily net assets. HFMC pays sub-advisory fees to Wellington Management from its advisory fee.

12

FURTHER INFORMATION ON THE FUNDS

Purchase and Redemption of Fund Shares

The Fund may offer its shares to variable annuity and variable life insurance separate accounts of Hartford Life and its affiliates and the Insurance Companies (the “Accounts”) as investment options for certain variable annuity contracts and individual variable life insurance policies, group annuity and group funding agreement contracts and corporate-owned life insurance and other group life insurance policies (collectively, “variable contracts”) issued through the Accounts. The Fund may also offer its shares to certain qualified employee benefit plans (the “Plans”).

The Fund has authorized two classes of shares: Class IA and Class IB shares. The two classes of shares represent an investment in the same fund but are subject to different expenses and have different prices and performance.

Many of the Accounts are registered with the SEC as investment companies. When shares of the Fund are offered as investment options for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of the Fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the Fund are sold by Hartford Funds Distributors, LLC (the “Distributor”) in a continuous offering to the Accounts and the Plans.  Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the Fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IA and Class IB shares of the Fund at net asset value without sales or redemption charges.

For each day on which the Fund’s net asset value is calculated, the Accounts transmit to the Fund any orders to purchase or redeem shares of the Fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life or an Insurance Company as of that day. Similarly, the Plans transmit to the Fund any orders to purchase or redeem shares of the Fund based on the instructions of Plan trustees or participants received by the Plans as of that day. The Accounts and Plans purchase and redeem shares of the Fund at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the contract owner’s proportionate share of the current assets of the Fund. When portfolio securities received in this fashion are sold, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one account.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in the Fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in the Fund. To the extent that such classes of investors are invested in the Fund when a conflict of interest arises that might involve the Fund, one or more of such classes of investors could be disadvantaged. The Hartford HLS Funds currently do not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, the Fund’s Board of Directors will monitor the Fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life or the applicable Insurance Company will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in one or more of the Hartford HLS Funds or substitute shares of another Hartford HLS Fund for the current Hartford HLS Fund. This, in turn, could cause a Hartford HLS Fund to sell portfolio securities at a disadvantageous price.

Additional Compensation to Servicing Institutions, Insurance Companies and Other Persons (“Servicing Intermediaries”)

This section includes additional information about different types of compensation paid to Servicing Intermediaries with respect to Hartford HLS Funds.

Compensation to Servicing Intermediaries.  HFMC and/or its affiliates may pay Servicing Intermediaries and/or their affiliates compensation for sub-accounting, administration and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford HLS Funds rather than to other investment products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on the average net assets of the Hartford HLS Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed 0.25% of the average net assets of the Hartford HLS Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2014, HFMC and its affiliates incurred approximately $20.3 million in total Servicing Payments and these Servicing Payments did not exceed $8.6 million for any one Servicing Intermediary.

13

As of January 1, 2015, HFMC and/or its affiliates have entered into arrangements to pay Servicing Compensation to the following entities:  ADP Broker-Dealer, Inc.; AXA Equitable Life Insurance Company; Charles Schwab; Fidelity; Forethought Financial; GWFS Equities, Inc.; Hewitt Associates LLC; Great-West Financial Retirement Plan Services, LLC; Hartford Life Insurance Company; Lincoln Retirement Services Company, LLC; Massachusetts Mutual Life Insurance Company; Mercer HR Services, LLC; Nationwide Financial Services, Inc.; Newport Group; The Northern Trust Company;  Nationwide Retirement Solutions, Inc.;  Ohio Public Employees Deferred Compensation Board; Principal Services Trust Company; Prudential Insurance Company of America; State of Connecticut; State of New York; T. Rowe Price Retirement Plan Services, Inc.; TD Ameritrade Trust Company; Teachers Insurance and Annuity Association of America; The Vanguard Group, Inc.; Voya Financial; Wells Fargo; and Wilmington Trust.  HFMC and/or its affiliates may in the future enter into similar arrangements with other Servicing Intermediaries.

Class IB Shares Distribution Plan

The Board of Directors of Hartford HLS Series Fund II, Inc. (the “Company”) has approved the adoption of a separate distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act and the requirements of the applicable market conduct rules of the Financial Industry Regulatory Authority regarding asset-based sales charges for the Fund’s Class IB shares.  Distribution fees paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares. Under the Plan, the Fund pays the Distributor the entire fee, regardless of the Distributor’s expenditures.  Even if the Distributor’s actual expenditures exceed the fee payable to the Distributor at any given time, the Fund will not be obligated to pay more than that fee. If the Distributor’s actual expenditures are less than the fee payable to the Distributor at any given time, the Distributor may realize a profit from the arrangement. Pursuant to the Plan, the Fund may pay the Distributor a fee of up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses.

Rule 12b-1 fees have the effect of increasing operating expenses of the Fund. Because the fees paid by the Fund under the Plan are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of a variable contract owner’s or plan participant’s investment and may cost more than alternative types of charges for the same distribution and investor services.

In addition, HFMC and its affiliates may pay, out of their own assets, compensation to brokers, financial institutions and other persons for the sale and distribution of the Fund’s shares.  These payments may give your financial intermediary a reason to sell and recommend the Fund over other products for which he or she may receive less compensation.  You may contact your financial intermediary if you want information regarding the payments it receives.

Determination of Net Asset Value

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported trade prices or official close price.  If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an

14

independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close.  Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Dividends and Distributions

The Board of Directors for the Company has delegated authority to the Fund Treasurer to declare and make payment of dividends, to reduce the frequency with which dividends are declared and paid, and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid adverse tax consequences.  The current policy for the Fund is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once per year.

Dividends and distributions are automatically invested in full or fractional shares at the net asset value on the reinvestment date.  The Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors.

Frequent Purchases and Redemptions of Fund Shares

Hartford HLS Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all of the Fund’s shareholders. In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all of the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; and (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when the Fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market-timing investment strategies, you should not invest in the Hartford HLS Funds.

The Hartford HLS Funds are sold directly to variable annuity and variable life insurance separate accounts of Hartford Life and one or more unaffiliated insurance companies (each, an “Insurance Company” and collectively, the “Insurance Companies”) and to IRS-qualified investment plans (“Plans”), such as employer-sponsored employee benefit plans. The separate accounts maintained by Hartford Life and the Insurance Companies often establish omnibus accounts in the Hartford HLS Funds for their contract or policy holders through which transactions are placed. In most cases, exchange activity among the Hartford HLS Funds occurs on an omnibus basis, which can limit the ability of the Hartford HLS Funds, themselves, to monitor or restrict the trading practices of individual investors.

In addition to these limitations on the ability of the Hartford HLS Funds themselves to monitor and restrict individual trading practices, the varied mechanisms for participation in the Hartford HLS Funds challenge the Hartford HLS Funds from establishing policies for excessive trading that are enforceable on the same terms with respect to all direct and indirect investors in the Hartford HLS Funds. The right of an owner of an insurance product to transfer among subaccounts is governed by a contract between the insurance company and such owner.  Older versions of individual variable annuity contracts and certain group annuity contracts, for example, do not include terms that would expressly permit the insurance company to impose strict numeric limitations on the number of exchanges that a

15

contract holder can make during a specified time period or redemption fees on short-term trading activity. As a result, certain accounts may be more susceptible to frequent trading abuses by shareholders while other accounts may be less susceptible.

The Boards of Directors of the Hartford HLS Funds have adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Hartford HLS Funds’ policy to discourage investors from trading in a Fund’s shares in an excessive manner that would be harmful to long-term investors. In addition, it is the Hartford HLS Funds’ policy to require the sub-advisers to establish internal procedures pursuant to which portfolio managers are required to report to HFMC any cash flow activities in the Hartford HLS Funds that, in the reasonable judgment of the portfolio manager, are reasonably likely to affect adversely the management or performance of a Hartford HLS Fund. The Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. The Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the Fund may consider an investor’s trading history in any of the Hartford HLS Funds, including the person’s trading history in any accounts under a person’s common ownership or control. No system for prevention and detection of market timing and other abusive trading activities can be expected to identify, address or eliminate all such activities in Fund shares.

Certain qualified plans participate directly in the Hartford HLS Funds through omnibus accounts (“Qualified Plan Omnibus Accounts”) and, as described above, separate accounts maintained by Hartford Life and the Insurance Companies often establish omnibus accounts in the Hartford HLS Funds for their contract or policy holders through which transactions are placed (“Insurance Company Omnibus Accounts” and, together with Qualified Plan Omnibus Accounts, “Omnibus Accounts”). The Boards of Directors of the Hartford HLS Funds have adopted policies and procedures relating to excessive trading in shares of the Hartford HLS Funds through Omnibus Accounts (the “Policy”).

Except as otherwise noted, with respect to investors investing through Omnibus Accounts, it is the Policy of the Hartford HLS Funds to permit only two “substantive round trips” by an investor within any single Hartford HLS Fund within a 90-day period. A substantive round trip is a purchase of or an exchange into a Hartford HLS Fund and a redemption of or an exchange out of the same Hartford HLS Fund in a dollar amount set by the Hartford HLS Funds’ transfer agent, in the reasonable exercise of its discretion. When an additional purchase or exchange order request for the Hartford HLS Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an Omnibus Account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within such Hartford HLS Fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.

In the case of actual or suspected excessive trading through Omnibus Accounts maintained by financial intermediaries, the Hartford HLS Funds’ transfer agent shall attempt to obtain the cooperation of the intermediaries to identify excessive traders and to prevent or limit, to the fullest extent practicable, such excessive trading activity. Accordingly, the Hartford HLS Funds’ procedures with respect to Omnibus Accounts are as follows: (1) Where Hartford HLS Funds’ transfer agent is provided individual shareholder level transaction detail on a daily basis, Hartford HLS Funds’ transfer agent shall monitor the daily trade activity of individual shareholders and apply the policy. (2) Where Hartford HLS Funds’ transfer agent is not provided individual shareholder level transaction detail on a daily basis, Hartford HLS Funds’ transfer agent shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the policy may be occurring. In such cases, Hartford HLS Funds’ transfer agent shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the policy. The Hartford HLS Funds’ ability to identify and deter frequent purchases and redemptions of a Hartford HLS Fund’s shares through Omnibus Accounts is limited, and the Hartford HLS Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Hartford HLS Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, Hartford HLS Funds’ transfer agent also employs a process for reviewing certain large transactions in the HLS Funds and may restrict trading as a result of its review.

Hartford Life has developed procedures with respect to restrictions on trading that vary by the mechanism for participation in the Hartford HLS Funds. Such procedures generally restrict the number of transfers permitted during each valuation day and/or the number of transfers permitted during a year until transfers must be requested by U.S. mail or overnight delivery service. Similarly, the Insurance Companies may also monitor transaction activities in their separate accounts pursuant to their own policies designed to restrict excessive trading.  Hartford HLS Funds and Hartford HLS Funds’ transfer agent do not control any insurance company’s enforcement of its policies and procedures and cannot guarantee the insurance company’s success at identifying and deterring disruptive trading.

Because the number of transfers or type of restrictions or procedures may vary, individual contract/policy holders and plan participants may be subject to different procedures and any individual should not expect that other individuals are subject to the same procedures or restrictions. For a description of Hartford Life’s or the Insurance Companies’ procedures applicable to you, please review the prospectus or disclosure document and other documentation associated with your product, policy or plan.

The frequent trading limitations do not apply to the following: (1) any transaction not initiated by a shareholder or their registered representative; (2) transactions that are part of a systematic program; (3) transactions of $1,000 or less; and (4) transactions that the Hartford HLS Fund, in its discretion, determines are not abusive or harmful.

The use of fair value pricing can serve both to make the Hartford HLS Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading. Certain market timers may seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day. Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Hartford HLS Fund if the Hartford HLS Fund calculates its NAV using closing prices that are no longer accurate. Funds that invest in overseas markets or that invest in

16

securities of smaller issuers or thinly traded securities are more susceptible to this activity. The Hartford HLS Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in Hartford HLS Fund shares. For additional information concerning the Hartford HLS Funds’ fair-value procedures, please refer to “Determination of Net Asset Value” found earlier in the prospectus.

Hartford HLS Funds reserve the right to modify this policy, including any surveillance procedures established from time to time to effectuate this policy, at any time without notice.  Hartford HLS Funds, HFMC, and/or Hartford HLS Funds’ transfer agent shall not be liable for any loss resulting from rejected purchase orders or exchanges.

Federal Income Taxes

For federal income tax purposes, the Fund is treated as a separate taxpayer. The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, the Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

For more information about the tax status of the Fund, see “Taxes” in the SAI.

Variable Contract Owner Voting Rights

With regard to Hartford HLS Fund matters for which the 1940 Act requires a shareholder vote, shares held by the Accounts are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote. Votes are counted on an aggregate basis for Hartford Series Fund, Inc. or Hartford HLS Series Fund II, Inc., as applicable, except as to matters where the interests of the separate series differ (such as approval of an investment management agreement or a change in a Hartford HLS Fund’s fundamental investment policies). In such cases, the voting is on a fund-by-fund basis. Matters that affect only one class of shares of a Hartford HLS Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class of the Hartford HLS Fund. Fractional shares are counted. Shares held by an Account for which no instructions are received are generally voted for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received. As a result of proportional voting, the vote of a small number of shareholders may determine the outcome of a proposal subject to shareholder vote.

Plan Participant Voting Rights

With regard to Hartford HLS Fund matters for which the 1940 Act requires a shareholder vote, Plan trustees generally vote Hartford HLS Fund shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

Performance Related Information

The Fund may advertise performance related information. Performance information about the Fund is based on the Fund’s past performance only and is no indication of future performance.

The Fund may include its total return in advertisements or other sales material. When the Fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the Fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

The Fund is offered exclusively through variable insurance products and to certain qualified employee benefit plans. Performance information presented for the Fund should not be compared directly with performance information of other insurance products or plans without taking into account charges and expenses payable with respect to these insurance products or plans. Such charges and expenses are not reflected in the Fund’s performance information and will reduce an investor’s return under the insurance products or plans.

17

LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC, which assumed the role as investment manager to the funds as of January 2013.  In March 2015, the plaintiffs filed a new complaint that removed The Hartford Small Company Fund as a plaintiff.  Discovery is ongoing. Hartford Funds Management Company, LLC and HIFSCO dispute the allegations and expect to file a motion for summary judgment in the second quarter of 2015.

18

PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Prior to January 1, 2013, the Fund was managed by HL Investment Advisors, LLC, an affiliate of HFMC. There was no change, however, to the personnel providing services to the Fund.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company.  As of March 5, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Index:

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

The Barclays Intermediate Government Bond Index is an unmanaged index of government bonds with maturities of between one and ten years.

19

FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2010 through December 31, 2014 has been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance or variable annuity product level or qualified employee benefit plan level. If additional charges or other fees applied at the variable product or plan level, if any, were included, returns would be lower.

20

Hartford U.S. Government Securities HLS Fund

Financial Highlights

Class IA

	Year Ended December 31,
	2014(a)	2013(a)	2012	2011	2010(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.32	$10.75	$10.68	$10.46	$10.53
Investment Operations:
Net investment income (loss)	0.15	0.12	0.16	0.21	0.28
Net realized and unrealized gain (loss) on investments	0.14	(0.30)	0.22	0.30	0.14
Total from investment operations	0.29	(0.18)	0.38	0.51	0.42
Distributions:
Net investment income	(0.24)	(0.25)	(0.31)	(0.29)	(0.49)
Total distributions	(0.24)	(0.25)	(0.31)	(0.29)	(0.49)
Net asset value, end of period	$10.37	$10.32	$10.75	$10.68	$10.46
Total Return(b)	2.81%	(1.68)%	3.70%	4.87%	3.79%
Net assets at end of period (in thousands)	$468,967	$556,169	$833,735	$907,046	$1,038,534
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers	0.48%	0.49%	0.48%	0.48%	0.47%
Ratio of expenses to average net assets after waivers	0.48%	0.49%	0.48%	0.48%	0.47%
Ratio of net investment income to average net assets	1.40%	1.14%	1.20%	1.61%	2.59%
Portfolio turnover rate(c)	37%	39%	86%	426%	270%

21

Hartford U.S. Government Securities HLS Fund

Financial Highlights

Class IB

	Year Ended December 31,
	2014(a)	2013(a)	2012	2011	2010(a)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.28	$10.71	$10.63	$10.40	$10.48
Investment Operations:
Net investment income (loss)	0.12	0.09	0.13	0.19	0.25
Net realized and unrealized gain (loss) on investments	0.15	(0.30)	0.23	0.29	0.12
Total from investment operations	0.27	(0.21)	0.36	0.48	0.37
Distributions:
Net investment income	(0.21)	(0.22)	(0.28)	(0.25)	(0.45)
Total distributions	(0.21)	(0.22)	(0.28)	(0.25)	(0.45)
Net asset value, end of period	$10.34	$10.28	$10.71	$10.63	$10.40
Total Return(b)	2.59%	(1.97)%	3.44%	4.61%	3.53%
Net assets at end of period (in thousands)	$102,235	$123,908	$173,937	$194,273	$231,188
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers	0.73%	0.74%	0.73%	0.73%	0.72%
Ratio of expenses to average net assets after waivers	0.73%	0.74%	0.73%	0.73%	0.72%
Ratio of net investment income to average net assets	1.15%	0.89%	0.95%	1.36%	2.34%
Portfolio turnover rate(c)	37%	39%	86%	426%	270%

22

Hartford U.S. Government Securities HLS Fund

Financial Highlights — Footnotes

(a)	Per share amounts have been calculated using average shares method.
(b)

The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

23

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the SEC and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

Variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates:

Hartford Life Insurance Company
Hartford Life and Annuity Insurance Company
P.O. Box 14293
Lexington, KY 40512-4293

Other shareholders:

Hartford Funds

P.O. Box 55022

Boston, MA 02205-5022

By Phone:

1-888-843-7824

On The Internet:

hartfordfunds.com/hlsprospectus

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

Net Asset Value.  The Fund’s net asset value is available on a daily basis on the Fund’s web site at www.hartfordfunds.com.

SEC File Number:

Hartford HLS Series Fund II, Inc. 811-04615	HLSPRO-USGS15	May 1, 2015

COMBINED STATEMENT OF ADDITIONAL INFORMATION
FOR HARTFORD HLS FUNDS

This Combined Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the prospectuses of the series of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each a “Company” and together the “Companies”), as described below and as supplemented from time to time.  Each Company is an open-end management investment company currently consisting of fifteen and four separate investment portfolios, respectively (each such portfolio discussed in this Combined SAI is referred to herein as a “Fund” or an “HLS Fund” and collectively as the “Funds” or “HLS Funds”).  Each Company offers up to three classes of shares of each of its Funds.

HARTFORD SERIES FUND, INC.  Including:

	Class IA	Class IB	Class IC
Hartford Balanced HLS Fund	HADAX	HAIBX	HICBX
Hartford Capital Appreciation HLS Fund	HIACX	HIBCX	HCPCX
Hartford Disciplined Equity HLS Fund	HIAGX	HBGIX	—
Hartford Dividend and Growth HLS Fund	HIADX	HDGBX	HDICX
Hartford Global Growth HLS Fund	HIALX	HBGLX	HCGLX
Hartford Healthcare HLS Fund	HIAHX	HBGHX	—
Hartford High Yield HLS Fund	HIAYX	HBHYX	—
Hartford International Opportunities HLS Fund	HIAOX	HBIOX	HCIOX
Hartford MidCap HLS Fund	HIMCX	HBMCX	HCMCX
Hartford MidCap Value HLS Fund	HMVIX	HBMVX	—
Hartford Small Company HLS Fund	HIASX	HDMBX	—
Hartford Stock HLS Fund	HSTAX	HIBSX	HSTCX
Hartford Total Return Bond HLS Fund	HIABX	HBNBX	—
Hartford Ultrashort Bond HLS Fund	HUBAX	HUBBX	—
Hartford Value HLS Fund	HIAVX	HBVLX	—

HARTFORD HLS SERIES FUND II, INC.  Including:

	Class IA	Class IB	Class IC
Hartford Growth Opportunities HLS Fund	HAGOX	HBGOX	HCGOX
Hartford Small/Mid Cap Equity HLS Fund	HMCSX	HMCVX	HICEX
Hartford SmallCap Growth HLS Fund	HISCX	HBSGX	—
Hartford U.S. Government Securities HLS Fund	HAUSX	HBUSX	—

Each Fund’s prospectus is incorporated by reference into this SAI, and the portions of this SAI that relate to each Fund have been incorporated by reference into such Fund’s prospectus.  The portions of this SAI that do not relate to a Fund do not form a part of such Fund’s SAI, have not been incorporated by reference into such Fund’s prospectus and should not be relied upon by investors in such Fund.  The Funds’ audited financial statements as of December 31, 2014 appearing in the Companies’ Annual Reports to Shareholders are incorporated herein by reference.  A free copy of each Annual/Semi-Annual Report and each Fund’s prospectus is available on the Funds’ website at www.hartfordfunds.com, upon request by writing to: Hartford HLS Funds, c/o Hartford Life Insurance Company/Hartford Life and Annuity Insurance Company, P.O. Box 14293, Lexington, KY 40512-4293 for variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates; Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 for all shareholders except variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates; or by calling 1-888-843-7824.

Date of Prospectuses:  May 1, 2015

Date of Statement of Additional Information:  May 1, 2015

GENERAL INFORMATION

This SAI relates to all of the Funds listed on the front cover page (each such portfolio discussed in this SAI is referred to as an “HLS Fund” or a “Fund” and together, the “HLS Funds” or the “Funds”), each of which may serve as an underlying investment vehicle for variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company and one or more unaffiliated insurance companies, and for certain qualified employee benefit plans.  Each HLS Fund offers up to three classes of shares:  Class IA, Class IB and Class IC.  Hartford Funds Management Company, LLC (“HFMC”) is the investment manager.  HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut-based financial services company.  The Hartford may be deemed to control HFMC through its indirect ownership of such entity.  In addition, Wellington Management Company LLP (“Wellington Management” or the “sub-adviser”) is the sub-adviser to each HLS Fund and provides the day-to-day investment management for each HLS Fund’s portfolio.

Each HLS Fund, except Balanced HLS Fund, Capital Appreciation HLS Fund, Dividend and Growth HLS Fund, Global Growth HLS Fund, Growth Opportunities HLS Fund, International Opportunities HLS Fund, MidCap HLS Fund, Small/Mid Cap Equity HLS Fund and Stock HLS Fund, has authorized two classes of shares: Class IA shares and Class IB shares.  Balanced HLS Fund, Capital Appreciation HLS Fund, Dividend and Growth HLS Fund, Global Growth HLS Fund, Growth Opportunities HLS Fund, International Opportunities HLS Fund, MidCap HLS Fund, Small/Mid Cap Equity HLS Fund and Stock HLS Fund have each authorized three classes of shares: Class IA shares, Class IB shares and Class IC shares.  As of the date of this SAI, Class IC shares are only offered by Capital Appreciation HLS Fund and Growth Opportunities HLS Fund.

Each HLS Fund, except Growth Opportunities HLS Fund, Small/Mid Cap Equity HLS Fund, SmallCap Growth HLS Fund, and U.S. Government Securities HLS Fund, is an investment portfolio (series) of Hartford Series Fund, Inc., a Maryland corporation.  Growth Opportunities HLS Fund, Small/Mid Cap Equity HLS Fund, SmallCap Growth HLS Fund and U.S. Government Securities HLS Fund are investment portfolios (series) of Hartford HLS Series Fund II, Inc., a Maryland corporation.  Each HLS Fund is a diversified fund.

The Board of Directors of the relevant Company (the “Board of Directors” or “Board”) may reclassify authorized shares to increase or decrease the allocation of shares in each HLS Fund.  The Board of Directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares of any HLS Fund or to classify and reclassify existing and new funds into one or more classes.  A reference to the “Board of Directors” shall refer to the Board of Directors of the Company in question (or, as the case may be, to the Board of Directors of the Company of which the HLS Fund in question is a series).

In this SAI, the HLS Funds that are series of Hartford Series Fund, Inc. are sometimes collectively referred to as the “Hartford HLS Series Funds,” and the HLS Funds that are series of Hartford HLS Series Fund II, Inc. are sometimes collectively referred to as the “Hartford HLS II Funds.”

The year of each HLS Fund’s organization is indicated below:

Balanced HLS Fund*	1983
Capital Appreciation HLS Fund*	1983
Disciplined Equity HLS Fund	1998
Dividend and Growth HLS Fund*	1994
Global Growth HLS Fund	1998
Growth Opportunities HLS Fund**	1987
Healthcare HLS Fund	2000
High Yield HLS Fund	1998
International Opportunities HLS Fund*	1990
MidCap HLS Fund*	1997
MidCap Value HLS Fund	2001
Small Company HLS Fund*	1996
Small/Mid Cap Equity HLS Fund**	1998
SmallCap Growth HLS Fund**	1994
Stock HLS Fund*	1977
Total Return Bond HLS Fund*	1977
Ultrashort Bond HLS Fund*	1980
U.S. Government Securities HLS Fund**	1987
Value HLS Fund	2001

*                 Prior to their reorganization as a series of a Maryland corporation on August 28, 2002, these HLS Funds were each organized as a separate Maryland corporation.

**          Prior to their reorganization as a series of a Maryland corporation on April 30, 2002, these HLS Funds were each organized as a series of a Minnesota corporation.

HFMC also serves as the investment adviser to The Hartford Alternative Strategies Fund and series of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.  Some of the series of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (collectively, the “Retail Funds”) have names and investment objectives and strategies similar to those of certain funds described in this SAI. Hartford Funds Distributors, LLC (“HFD” or the “distributor”), an indirect subsidiary of The Hartford, is principal underwriter to the Retail Funds and the HLS Funds. The Hartford may be deemed to control HFD through the indirect ownership of such entity.  The HLS Funds are not duplicates of the Retail Funds and their performance will differ. The Retail Funds are separate funds and should not be confused with the Hartford HLS Funds’ investment options described in this SAI.

Investments in the HLS Funds are not:

•                  Deposits or obligations of any bank;

•                  Guaranteed or endorsed by any bank; or

•                  Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and principal investment strategies of each HLS Fund are described in each HLS Fund’s prospectus.  Additional information concerning certain of the HLS Funds’ investments, strategies and risks is set forth below.  With respect to percentage restrictions on investments described in this SAI or in any prospectus, except with respect to the limitations on borrowing from banks set forth below under “Fundamental Investment Restrictions of the HLS Funds,” if such percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in the values of securities or loans or amount of net assets or security characteristics is not a violation of any of such restrictions.  Except for the investment restrictions listed below as fundamental or to the extent designated as such in any prospectus, each HLS Fund’s investment objective and the other investment policies described in this SAI or in any prospectus are not fundamental and may be changed without shareholder approval.

A.                            FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE HLS FUNDS

Each HLS Fund has adopted the following fundamental investment restrictions, which may not be changed without approval of a majority of the applicable HLS Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).  Under the 1940 Act and as used in the prospectuses and this SAI, a “majority of the outstanding voting securities” means the approval of the lesser of (1) the holders of 67% or more of the outstanding shares of an HLS Fund (or a class of the outstanding shares of an HLS Fund) represented at a meeting if the holders of more than 50% of the outstanding shares of the HLS Fund (or class) are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the HLS Fund (or of the class).  Unless otherwise provided below, all references below to the assets of each HLS Fund are in terms of current market value.

Each HLS Fund:

1.              will not borrow money or issue any class of senior securities, except to the extent consistent with the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

2.              (except Healthcare HLS Fund) will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the HLS Fund’s total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry.

Healthcare HLS Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries:  pharmaceuticals and biotechnology, medical products and health services;

3.              will not make loans, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

4.              will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the HLS Fund may be deemed an underwriter under applicable laws;

5.              will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein; and

6.              will not purchase or sell commodities or commodities contracts, except that an HLS Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.

B.                            NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE HLS FUNDS

The following restrictions are non-fundamental restrictions and may be changed by the Board of Directors without shareholder approval.

Each HLS Fund may not:

1.              Pledge its assets other than to secure permitted borrowings or to secure investments permitted by the HLS Fund’s investment policies as set forth in its prospectus and this SAI, as they may be amended from time to time, and applicable law.

2.              Purchase securities on margin except to the extent permitted by applicable law.

3.              Purchase securities while outstanding borrowings exceed 5% of the HLS Fund’s total assets, except where the borrowing is for temporary or emergency purposes.  Reverse repurchase agreements, dollar rolls, securities lending, and other investments or transactions described in the HLS Fund’s prospectus and this SAI, as they may be amended from time to time, are not deemed to be borrowings for purposes of this restriction.

4.              Make short sales of securities or maintain a short position, except to the extent permitted by the HLS Fund’s prospectus and SAI, as amended from time to time, and applicable law.

5.              Invest more than 15% of the HLS Fund’s net assets in illiquid securities.

Additionally, Disciplined Equity HLS Fund, Healthcare HLS Fund, High Yield HLS Fund, MidCap HLS Fund, MidCap Value HLS Fund, Small Company HLS Fund, Small/Mid Cap Equity HLS Fund, SmallCap Growth HLS Fund, Stock HLS Fund, Total Return Bond HLS Fund, Ultrashort Bond HLS Fund and U.S. Government Securities HLS Fund each have a name that suggests a focus on a particular type of investment, and in accordance with Rule 35d-1 under the 1940 Act, each of these HLS Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name as set forth in the Principal Investment Strategy section of each HLS Fund’s prospectus.

C.                            NON-FUNDAMENTAL TAX RESTRICTIONS OF THE HLS FUNDS

Each HLS Fund must:

1.              Maintain its assets so that, at the close of each quarter of its taxable year,

(a)                  at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (including bank loans), limited in respect of any one issuer to no more than 5 percent of the fair market value of the HLS Fund’s total assets and 10 percent of the outstanding voting securities of such issuer, and

(b)                  no more than 25 percent of the fair market value of its total assets is invested in the securities (including bank loans) of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers controlled by the HLS Fund and engaged in the same, similar, or related trades or businesses, or of one or more qualified publicly traded partnerships.

These tax-related limitations are subject to cure provisions under applicable tax laws and may be changed by the Board of Directors to the extent appropriate in light of changes to applicable tax law requirements.

2.              Maintain its assets so that it is adequately diversified within the meaning of Section 817(h) of the Internal Revenue Code and regulations thereunder.  Generally, this means that at the close of each calendar quarter, or within 30 days thereafter,

(a)                                 no more than 55% of the value of the assets in the HLS Fund is represented by any one investment,

(b)                                 no more than 70% of the value of the assets in the HLS Fund is represented by any two investments,

(c)                                  no more than 80% of the value of the assets in the HLS Fund is represented by any three investments, and

(d)                                 no more than 90% of the value of the total assets of the HLS Fund is represented by any four investments.

In determining whether the above diversification standards are met, each U.S Government agency or instrumentality shall be treated as a separate issuer.

D.                            CLASSIFICATION

Each HLS Fund has elected to be classified as a diversified series of an open-end management investment company.  As a diversified fund, at least 75% of the value of each such HLS Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies and other securities for the purposes of this calculation limited in respect of any one issuer (i) to an amount not greater in value than 5% of the value of the total assets of such HLS Fund and (ii) to not more than 10% of the outstanding voting securities of such issuer.

A Fund may not change its classification status from diversified to non-diversified without the prior approval of shareholders.

E.                             CERTAIN INVESTMENT STRATEGIES, RISKS AND CONSIDERATIONS

Each HLS Fund, except Total Return Bond HLS Fund, has currently elected not to register with the Commodity Futures Trading Commission as a commodity pool.  As a result, each Fund, except Total Return Bond HLS Fund, will not purchase commodity futures, commodity options contracts, or swaps if, immediately after and as a result of such purchase, (i) the HLS Fund’s aggregate initial margin and premiums posted for its non-bona fide hedging trading in these instruments exceeds 5% of the liquidation value of the HLS Fund’s portfolio (after taking into account unrealized profits and losses and excluding the in-the-money amount of an option at the time of purchase) or (ii) the aggregate net notional value of the HLS Fund’s positions in such instruments not used solely for bona fide hedging purposes exceeds 100 percent of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and losses).  Each HLS Fund may choose to change this election at any time.  A Fund’s investment in commodity futures and commodity options contracts may be further restricted by its fundamental policies.

INVESTMENT RISKS

The investment objective and principal investment strategies for each HLS Fund are discussed in each HLS Fund’s prospectus.  Certain descriptions in each HLS Fund’s prospectus and this SAI of a particular investment practice or technique in which the HLS Funds may engage or a financial instrument that the HLS Funds may purchase are meant to describe the spectrum of investments that an HLS Fund’s sub-adviser, in its discretion, might, but is not required to, use in managing the HLS Fund’s portfolio assets in accordance with the HLS Fund’s investment objective, policies, and restrictions. The sub-adviser, in its discretion, may employ any such practice, technique, or instrument for one or more of the HLS Funds, but not for all of the HLS Funds, for which it serves as sub-adviser. It is possible that certain types of financial instruments or techniques may not be available, permissible or effective for their intended purposes in all markets.

The table and discussion set forth below provide descriptions of some of the types of investments and investment strategies that one or more of the HLS Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see each HLS Fund’s Prospectus and the “Investment Objectives and Policies” section of this SAI for further information on each HLS Fund’s investment policies and risks.  Information contained in this section about the risks and considerations associated with an HLS Fund’s investments and/or investment strategies applies only to those HLS Funds specifically identified in the tables below as making each type of investment or using each investment strategy (each, a “Covered Fund”).  Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s SAI and should not be relied on by investors in that Covered Fund.  Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of the Covered Fund’s SAI.

	Balanced HLS	Capital Appreciation HLS	Disciplined Equity HLS	Dividend and Growth HLS	Global Growth HLS	Growth Opportunities HLS	Healthcare HLS	High Yield HLS	International Opportunities HLS	MidCap HLS
Active Trading Risk	X	X	X	X	X	X	X	X	X	X
Asset Allocation Risk	X	X						X
Asset Coverage	X	X	X	X	X	X	X	X	X	X
Asset-Backed Securities	X							X
Bank Loans and Loan Participations	X							X
LIBOR Risk	X							X
Floating Rate Loans								X
Loan Participations	X							X
Senior Loans								X
Unsecured Loans Risk								X
Bond Forwards Risk	X							X
Borrowing	X	X	X	X	X	X	X	X	X	X
Call Risk	X							X
Convertible Securities	X	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X
Credit Risk	X	X	X	X	X	X	X	X	X	X
Depositary Receipts	X	X	X	X	X	X	X	X	X	X
Derivative Instruments	X	X	X	X	X	X	X	X	X	X
Options Contracts	X	X	X	X	X	X	X	X	X	X
Futures Contracts & Options on Futures Contracts	X	X	X	X	X	X	X	X	X	X
Swap Agreements & Swaptions	X	X	X	X	X	X	X	X	X	X
Inflation-Linked Instruments
Hybrid Instruments	X	X						X
Credit-Linked Securities								X
Index Securities and Structured Notes								X
Event Linked Bonds
Foreign Currency Transactions	X	X	X	X	X	X	X	X	X	X
Risk Factors in Derivative Instruments	X	X	X	X	X	X	X	X	X	X
Dividend Paying Security Investment Risk		X	X	X	X	X			X
Dollar Rolls	X	X	X	X	X	X	X	X	X	X
Exchange-Traded Funds (ETFs)	X	X	X	X	X	X	X	X	X	X

	MidCap Value HLS	Small Company HLS	Small/Mid Cap Equity HLS	SmallCap Growth HLS	Stock HLS	Total Return Bond HLS	U.S. Government Securities HLS	Ultrashort Bond HLS	Value HLS
Active Trading Risk	X	X	X	X		X	X	X	X
Asset Allocation Risk
Asset Coverage	X	X	X	X	X	X	X	X	X
Asset-Backed Securities						X	X	X
Bank Loans and Loan Participations						X		X
LIBOR Risk						X		X
Floating Rate Loans						X		X
Loan Participations						X		X
Senior Loans						X		X
Unsecured Loans Risk						X		X
Bond Forwards Risk						X	X	X
Borrowing	X	X	X	X	X	X	X	X	X
Call Risk						X	X	X
Convertible Securities	X	X	X	X	X	X		X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X
Credit Risk	X	X	X	X		X	X	X	X
Depositary Receipts	X	X	X	X	X	X		X	X
Derivative Instruments	X	X	X	X	X	X	X	X	X
Options Contracts	X	X	X	X		X	X	X	X
Futures Contracts & Options on Futures Contracts	X	X	X	X	X	X	X	X	X
Swap Agreements & Swaptions	X	X	X	X		X	X	X	X
Inflation-Linked Instruments						X
Hybrid Instruments						X		X
Credit-Linked Securities						X
Index Securities and Structured Notes						X
Event Linked Bonds						X
Foreign Currency Transactions	X	X	X	X	X	X	X	X	X
Risk Factors in Derivative Instruments	X	X	X	X	X	X	X	X	X
Dividend Paying Security Investment Risk	X			X	X				X
Dollar Rolls	X	X	X	X	X	X	X	X	X
Exchange-Traded Funds (ETFs)	X	X	X	X		X	X	X	X

	Balanced HLS	Capital Appreciation HLS	Disciplined Equity HLS	Dividend and Growth HLS	Global Growth HLS	Growth Opportunities HLS	Healthcare HLS	High Yield HLS	International Opportunities HLS	MidCap HLS
Exchange-Traded Notes (ETNs)	X	X	X	X	X	X	X	X	X	X
Event Risk	X	X	X	X	X	X	X	X	X	X
Fixed Income Securities	X	X	X	X	X	X	X	X	X	X
Foreign Investments	X	X	X	X	X	X	X	X	X	X
Government Intervention in Financial Markets	X	X	X	X	X	X	X	X	X	X
Growth Orientation Risk		X			X	X
Healthcare-Related Securities Risk	X	X	X	X	X	X	X	X	X	X
High Yield Securities (“Junk Bonds”)	X	X	X	X	X	X	X	X	X	X
Illiquid Investments	X	X	X	X	X	X	X	X	X	X
Industry Concentration Risk							X
Inflation Protected Debt Securities	X	X	X	X	X	X	X	X	X	X
Initial Public Offerings	X	X	X	X	X	X	X	X	X	X
Interest Rate Risk	X							X
Inverse Floating Rate Securities
Investment Grade Securities	X	X	X	X	X	X	X	X	X	X
Investment Strategy Risk	X	X	X	X	X	X	X	X	X	X
Investments in Emerging Market Securities	X	X	X	X	X	X	X	X	X	X
Lending Portfolio Securities	X	X	X	X	X	X	X	X	X	X
Liquidation of Funds	X	X	X	X	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X	X	X	X	X
Master Limited Partnership Risk		X				X
Mid Cap Stock Risk	X	X	X	X	X	X	X	X	X	X
Money Market Instruments and Temporary Investment Strategies	X	X	X	X	X	X	X	X	X	X
Mortgage-Related Securities	X	X	X	X	X	X	X	X	X	X
Municipal Securities								X
Operational Risks	X	X	X	X	X	X	X	X	X	X
Other Capital Securities	X	X	X	X	X	X	X	X	X	X
Other Investment Companies	X	X	X	X	X	X	X	X	X	X
Preferred Stock Risk	X	X	X	X	X	X	X	X	X	X
Private Placement Risk		X				X
Quantitative Investing Risk			X
Real Estate Related Securities Risks	X	X	X	X	X	X	X	X	X	X
Recent Fixed Income Market Events	X	X	X	X	X	X	X	X	X	X
Repurchase and Reverse Repurchase Agreements	X	X	X	X	X	X	X	X	X	X
Restricted Securities	X	X	X	X	X	X	X	X	X	X
Securities Trusts	X	X	X	X	X	X	X	X	X	X
Small Capitalization Securities	X	X	X	X	X	X	X	X	X	X
Sovereign Debt	X	X	X	X	X	X	X	X	X	X
Stripped Securities
Structured Securities	X	X	X	X	X	X	X	X	X	X
Taxable Income Risk	X	X	X	X	X	X	X	X	X	X
To Be Announced (TBA) Securities Risk	X	X	X	X	X	X	X	X	X	X
Short Sales of TBA Securities Risk	X							X
U.S. Government Securities Risk	X	X	X	X	X	X	X	X	X	X
Value Orientation Risk	X	X		X
Volatility Risk	X	X	X	X	X	X	X	X	X	X
Warrants and Rights Risk	X	X	X	X	X	X	X	X	X	X
Zero Coupon Securities	X	X	X	X	X	X	X	X	X	X

	MidCap Value HLS	Small Company HLS	Small/Mid Cap Equity HLS	SmallCap Growth HLS	Stock HLS	Total Return Bond HLS	U.S. Government Securities HLS	Ultrashort Bond HLS	Value HLS
Exchange-Traded Notes (ETNs)	X	X	X	X		X	X	X	X
Event Risk	X	X	X	X	X	X	X	X	X
Fixed Income Securities	X	X	X	X	X	X	X	X	X
Foreign Investments	X	X	X	X	X	X	X	X	X
Government Intervention in Financial Markets	X	X	X	X	X	X	X	X	X
Growth Orientation Risk		X		X
Healthcare-Related Securities Risk	X	X	X	X	X	X		X	X
High Yield Securities (“Junk Bonds”)	X	X		X		X		X	X
Illiquid Investments	X	X	X	X	X	X	X	X	X
Industry Concentration Risk
Inflation Protected Debt Securities	X	X	X	X		X	X	X	X
Initial Public Offerings	X	X	X	X	X	X		X	X
Interest Rate Risk						X	X	X
Inverse Floating Rate Securities						X	X
Investment Grade Securities	X	X	X	X		X	X	X	X
Investment Strategy Risk	X	X	X	X	X	X	X	X	X
Investments in Emerging Market Securities	X	X	X	X	X	X		X	X
Lending Portfolio Securities	X	X	X	X	X	X	X	X	X
Liquidation of Funds	X	X	X	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X	X	X	X
Master Limited Partnership Risk		X
Mid Cap Stock Risk	X	X	X	X	X				X
Money Market Instruments and Temporary Investment Strategies	X	X	X	X	X	X	X	X	X
Mortgage-Related Securities	X	X	X	X		X	X	X	X
Municipal Securities						X	X	X
Operational Risks	X	X	X	X	X	X	X	X	X
Other Capital Securities	X	X	X	X	X	X		X	X
Other Investment Companies	X	X	X	X	X	X	X	X	X
Preferred Stock Risk	X	X	X	X	X	X		X	X
Private Placement Risk		X
Quantitative Investing Risk		X	X	X		X	X
Real Estate Related Securities Risks	X	X	X	X	X	X	X	X	X
Recent Fixed Income Market Events	X	X	X	X		X	X	X	X
Repurchase and Reverse Repurchase Agreements	X	X	X	X	X	X	X	X	X
Restricted Securities	X	X	X	X	X	X	X	X	X
Securities Trusts	X	X	X	X	X	X		X	X
Small Capitalization Securities	X	X	X	X	X				X
Sovereign Debt	X	X	X	X		X	X	X	X
Stripped Securities						X	X	X
Structured Securities	X	X	X	X		X	X	X	X
Taxable Income Risk	X	X	X	X		X		X	X
To Be Announced (TBA) Securities Risk	X	X	X	X	X	X	X	X	X
Short Sales of TBA Securities Risk						X	X	X
U.S. Government Securities Risk	X	X	X	X	X	X	X	X	X
Value Orientation Risk	X								X
Volatility Risk	X	X	X	X	X	X	X	X	X
Warrants and Rights Risk	X	X	X	X	X	X	X	X	X
Zero Coupon Securities	X	X	X	X	X	X	X	X	X

ACTIVE TRADING RISK.  Active or frequent trading of a Fund’s portfolio securities could increase the Fund’s transaction costs (thus negatively affecting performance).  These effects may also adversely affect Fund performance.

ASSET ALLOCATION RISK.  Asset allocation risk is the risk that a Fund may not achieve its objective or may underperform other funds with similar investment strategies because the Fund’s strategy for allocating assets among different asset classes does not work as intended.  Certain Funds employ a multiple portfolio manager structure and combine different strategies into a single fund.  The investment styles employed by the portfolio managers of these Funds may not be complementary, which could adversely affect the performance of such Funds.

ASSET COVERAGE.  To the extent required by the U.S. Securities and Exchange Commission (“SEC”) guidelines, a Fund will only engage in transactions that expose it to an obligation to another party if it owns either (i) an offsetting position for the same type of financial asset or (ii) cash or liquid securities, designated on the Fund’s books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered in clause (i).  Assets used as offsetting positions, designated on the Fund’s books or held in a segregated account cannot be sold while the position(s) requiring cover is/are open unless replaced with other appropriate assets.  As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

ASSET-BACKED SECURITIES.  Asset-backed securities are securities backed by home equity loans, installment sale contracts, credit card receivables or other assets. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments — net of expenses — made by the borrower on the underlying assets (such as credit card receivables) are passed through to a Fund. The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by a Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter term securities, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

Asset-backed securities do not always have the benefit of a security interest in the underlying asset.  For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off amounts owed.  The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.  If the Funds purchase asset-backed securities that are “subordinated” to other interests in the same asset-backed pool, a Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied.

A Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities.  CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities.  The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.  CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances.  Since they are partially protected from defaults, senior tranches from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade.  Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities.  However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities, CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

BORROWING.  Each Fund may borrow money to the extent set forth under “Investment Objectives and Policies.”  The Funds do not intend to borrow for leverage purposes, except as may be set forth under “Investment Objectives and Policies.” Interest paid on borrowings will decrease the net earnings of a Fund and will not be available for investment.

BANK LOANS AND LOAN PARTICIPATIONS.  Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure.  Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks.  As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest.  However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, a Fund may experience difficulties in selling its corporate loans.  A Fund may make certain corporate loan investments as part of a broader group of lenders (together often referred to as a “syndicate”) that is represented by a leading financial institution (or agent bank).  The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest.  If the agent develops financial problems or is terminated, the Fund may not recover its investment or recovery may be delayed.  Corporate loans may be denominated in currencies other than U.S. dollars and are subject to the credit risk of nonpayment of principal or interest.  Further, substantial increases in interest rates may cause an increase in loan defaults.  Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid or lose all or substantially all of its value subsequent to investment.  If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to the collateral.  In addition, the value of collateral may erode during a bankruptcy case.  In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

The Funds may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans.  Holders’ claims under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt.  Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions.  Also, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans.  Many such loans are relatively illiquid and may be difficult to value.

Some bank loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the bank loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of the bank loans, including, in certain circumstances, invalidating such bank loans or causing interest previously paid to be refunded to the borrower.  If interest were required to be refunded, it could negatively affect Fund performance.

Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative.  Some companies may never pay off their indebtedness or pay only a small fraction of the amount owed.  Consequently, when investing in indebtedness of companies with poor credit, the Funds bear a substantial risk of losing the entire amount invested.

Investments in bank loans through a direct assignment of the financial institution’s interest with respect to the bank loan may involve additional risks.  For example, if a secured bank loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.  In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as a co-lender.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment, and revolving credit facilities, which would require a Fund to make additional investments in the bank loans as required under the terms of the credit facility at the borrower’s demand.

A financial institution’s employment as agent bank may be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent.  A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement would remain available to the holders of such indebtedness.  However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, such Fund may incur certain costs and delays in realizing payments on a bank loan or loan participation and could suffer a loss of principal and/or interest.

LIBOR Risk.  According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR rate setting process. Since the LIBOR scandal came to light, several financial institutions have been fined significant amounts by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by a Fund.

Floating Rate Loans.  Certain Funds may invest in interests in floating rate loans (often referred to as “floaters”).  Senior floating rate loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower.  A Fund may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans.  The Funds may also invest in companies whose financial condition is uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings.  Floating rate loans typically have rates of interest that are reset or redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a spread.  The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.  Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan.  Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan or as a participation interest in another lender’s portion of the floating rate loan.

The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate.  As a result, a floating rate loan may not be fully collateralized and can decline significantly in value.  Floating rate loans generally are subject to legal or contractual restrictions on resale.  The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans.  For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline for a period of time.  During periods of infrequent trading, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed.  Difficulty in selling a floating rate loan can result in a loss.

Many loans in which a Fund may invest may not be rated by a rating agency, and many, if not all, loans will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange.  The amount of public information available with respect to loans will generally be less extensive than that available for registered or exchange-listed securities.  In evaluating the creditworthiness of Borrowers, the investment manager and/or sub-adviser considers, and may rely in part, on analyses performed by others.  In the event that loans are not rated, they are likely to be the equivalent of below investment grade quality.  Debt securities that are rated below-investment-grade and comparable unrated bonds are viewed by the rating agencies as having speculative characteristics and are commonly known as “junk bonds”.  Historically, senior-secured floating rate loans tend to have more favorable loss recovery rates than more junior types of below-investment-grade debt obligations.  The sub-adviser does not view ratings as the primary factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal.  Floating rate loans are rated below-investment-grade, which means that rating agencies view them as more likely to default in payment than investment-grade loans.  Such non-payment would result in a reduction of income to a Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund.  Some floating rate loans are also subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such floating rate loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of floating rate loans including, in certain circumstances, invalidating such floating rate loans or causing interest previously paid to be refunded to the Borrower.  If interest were required to be refunded, it could negatively affect a Fund’s performance.

Prepayment Risks.  Most floating rate loans and certain debt securities allow for prepayment of principal without penalty.  Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise.  In addition, with respect to fixed-rate investments, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the investment and making the investment more sensitive to interest rate changes.  Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited.  Further, loans or debt securities purchased to replace a prepaid loan or debt security may have lower yields than the yield on the prepaid loan or debt security.

Market Risks.  Significant events, such as turmoil in the financial and credit markets, terrorist events, and other market disruption events, such as weather or infrastructure disruptions that affect the markets generally, can affect the liquidity of the markets and cause spreads to widen or interest rates to rise, resulting in a reduction in value of a Fund’s assets.  Other economic factors (such as a large downward movement in stock prices, a disparity in supply of and demand for certain loans and securities or market conditions that reduce liquidity) can also adversely affect the markets for debt obligations.  Rating downgrades of holdings or their issuers will generally reduce the value of such holdings.  Each of the Funds is also subject to income risk, which is the potential for a decline in such Fund’s income due to falling interest rates or market reductions in spread.

Terrorist attacks and related events, including wars in Iraq and Afghanistan and their aftermath, and the recent rise of the militant group named the Islamic State of Iraq and Syria, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets.  A similar disruption of the financial markets, such as the problems in the subprime market, could affect interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to investments in floating rate loans.  In particular, junk bonds and floating rate loans tend to be more volatile than higher-rated fixed income securities; as such, these circumstances and any actions resulting from them may have a greater effect on the prices and volatility of junk bonds and floating rate loans than on higher-rated fixed income securities.  The Funds cannot predict the effects of similar events in the future on the U.S. economy.

Material Non-Public Information.  A Fund may be in possession of material non-public information about a Borrower or issuer as a result of its ownership of a loan or security of such Borrower or issuer.  Because of prohibitions on trading in securities of issuers while in possession of such information, a Fund may be unable to enter into a transaction in a loan or security of such a Borrower or issuer when it would otherwise be advantageous to do so.

Regulatory Risk.  To the extent that legislation or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans, particularly in connection with highly leveraged transactions, floating rate loans for investment may become less available.  Any such legislation or regulation could also depress the market values of floating rate loans.

Loan Participations.  A participation interest is a fractional interest in a loan, issued by a lender or other financial institution.  The lender selling the participation interest remains the legal owner of the loan.  Where a Fund is a participant in a loan, it does not have any direct claim on the loan or any rights of set-off against the borrower and may not benefit directly from any collateral supporting the loan.  As a result, the Fund is subject to the credit risk of both the borrower and the lender that is selling the participation.  In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

The lack of a highly liquid secondary market may have an adverse impact on the ability to dispose of particular loan participations when necessary to meet redemption of a Fund’s shares, to meet a Fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.  The lack of a highly liquid secondary market for loan participations also may make it more difficult for a Fund to value these investments for purposes of calculating its net asset value.

Senior Loans.  Senior debt (frequently issued in the form of senior notes or referred to as senior loans) is debt that takes priority over other unsecured or otherwise more “junior” debt owed by the issuer.  Senior debt has greater seniority in the issuer’s capital structure than subordinated debt.  In the event the issuer goes bankrupt, senior debt theoretically must be repaid before other creditors receive any payment.  There is less readily available, reliable information about most senior loans than is the case for many other types of securities.  In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting a Fund’s investments in senior loans, and thus the sub-adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources.  As a result, a Fund that invests in senior loans is particularly dependent on the analytical abilities of its sub-adviser.

An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value even before a default occurs.  Further, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect a senior loan’s value.

No active trading market may exist for certain senior loans, which may impair a Fund’s ability to realize full value in the event that it needs to sell a senior loan and may make it difficult to value senior loans.  Adverse market conditions may impair the liquidity of some actively traded senior loans.  To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Although senior loans in which the Funds invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated.  In the event of the bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.  If the terms of a senior loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrowers’ obligations under the senior loans.  To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower.  Uncollateralized senior loans involve a greater risk of loss.  Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund.  Such court action could under certain circumstances include the invalidation of senior loans.

If a senior loan is acquired through an assignment, a Fund may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral.  If a senior loan is acquired through a participation, the acquiring Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation.  As a result, the Fund will be exposed to the credit risk of both the borrower and the entity selling the participation.

Senior loans in which a Fund may invest may be rated below investment grade.  The risks associated with these senior loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured.  This higher standing of senior loans has historically resulted in generally higher recoveries in the event of a corporate reorganization.  In addition, because their interest rates are typically adjusted for changes in short-term interest rates, senior loans generally are subject to less interest rate risk than other below investment grade securities (which are typically fixed rate).

Unsecured Loans.  The claims of holders of unsecured loans are subordinated to, and thus lower in priority of payment to, claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt.  Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions.  In addition, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans.

BOND FORWARDS RISK.  A bond forward is a contractual agreement between a Fund and another party to buy or sell an underlying asset at an agreed-upon future price and date.  In a bond forward transaction, no cash premium is paid when the parties enter into the bond forward.  If the transaction is collateralized, an exchange of margin collateral will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the bond forward matures (typically in 30 days) or is rolled over for another agreed-upon period.  Generally, the value of the bond forward will change based on changes in the value of the underlying asset.  Bond forwards are subject to market risk (the risk that the market value of the underlying bond may change), non-correlation risk (the risk that the market value of the bond forward might move independently of the market value of the underlying bond) and counterparty credit risk (the risk that a counterparty will be unable to meet its obligation under the contract).  If there is no cash exchanged at the time a Fund enters into the bond forward, counterparty risk may be limited to the loss of any marked-to-market profit on the contract and any delays or limitations on such Fund’s ability to sell or otherwise use the investments used as collateral for the bond forward).

In order to reduce the risk associated with leveraging, a Fund may “set aside” liquid assets (often referred to as “asset segregation”), or otherwise “cover” its position in bond forwards in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.  The Funds reserve the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.

CALL RISK.  Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are then reinvested at lower interest rates or in securities with greater credit risks.  Issuers may call outstanding securities prior to their maturity due to a decline in interest rates, change in credit spreads change or improvements in the issuer’s credit quality.

CONVERTIBLE SECURITIES.  The market value of a convertible security performs like that of a regular debt security; this means that if market interest rates rise, the value of a convertible security usually falls.  Convertible securities are also subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness.  Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as its underlying common stock.

Contingent Convertibles.  Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

•                  Loss absorption risk. CoCos have no stated maturity and have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.

•                  Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Funds, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.

•                  Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

COUNTERPARTY RISK.  With respect to certain transactions, such as over-the-counter derivatives contracts or repurchase agreements, a Fund will be exposed to the risk that the counterparty to the transaction may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.  In the event of a bankruptcy or insolvency of a counterparty, a Fund could experience delays in liquidating its positions and significant losses, including declines in the value of its investment during the period in which such Fund seeks to enforce its rights, the inability to realize any gains on its investment during such period and any fees and expenses incurred in enforcing its rights.  A Fund also bears the risk of loss of the amount expected to be received under a derivative transaction in the event of the default or bankruptcy of a counterparty.

CREDIT RISK.  Credit risk refers to the possibility that the issuer of a security will not be able to make timely principal and interest payments.  Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.  Securities issued by the U.S. Treasury historically have presented minimal credit risk.  However, recent events have led to a downgrade in the long-term U.S. credit rating by at least one major rating agency and have introduced greater uncertainty about the ability of the U.S. to repay its obligations.  A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of a Fund’s investments.

DEPOSITARY RECEIPTS (ADRs, EDRs and GDRs).  Certain Funds may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).  ADRs are receipts typically issued by a U.S. bank or trust company that evidence underlying securities issued by a foreign corporation.  ADRs are traded on U.S. securities exchanges, or in over-the-counter markets, and are denominated in U.S. dollars.  EDRs and GDRs are similar instruments that are issued in Europe (EDRs) or globally (GDRs), traded on foreign securities exchanges and denominated in foreign currencies.  The value of a depositary receipt will fluctuate with the value of the underlying security, reflect changes in exchange rates and otherwise involve the same risks associated with the foreign securities that they evidence or into which they may be converted.  A Fund may also invest in unsponsored depositary receipts.  The issuers of unsponsored depositary receipts are not obligated to disclose information that would be considered material in the United States.  Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts.  Certain Funds may also invest in Global Depositary Notes (“GDN”), a form of depositary receipt. A GDN is a debt instrument created by a bank that evidences ownership of a local currency-denominated debt security. An investment in GDNs, a form of depositary receipt, involves further risks due to certain features of GDNs.  GDNs emulate the terms (interest rate, maturity date, credit quality, etc.) of particular local currency-denominated bonds; however, they trade, settle, and pay interest and principal in U.S. dollars, and are Depository Trust Company/Euroclear/Clearstream eligible. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary. Certain investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert bonds into GDNs and vice versa. Such restrictions may cause bonds of the underlying issuer to trade at a discount or premium to the market price of the GDN.  See also “Foreign Investments” below.

DERIVATIVE INSTRUMENTS

Certain Funds may use instruments called derivatives or derivative securities.  A derivative is a financial instrument the value of which is derived from the value of one or more underlying securities, commodities, currencies, indices, debt instruments, other derivatives or any other agreed upon pricing index or arrangement (e.g., the movement over time of the Consumer Price Index or freight rates) (each an “Underlying Instrument”).  Derivatives contracts are either physically settled, which means the parties trade the Underlying Instrument itself, or cash settled, which means the parties simply make cash payments based on the value of the Underlying Instrument (and do not actually deliver or receive the Underlying Instrument).  Derivatives may allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

Many derivative contracts are traded on securities or commodities exchanges, the contract terms are generally standard, and the parties make payments due under the contracts through the exchange.  Most exchanges require the parties to post margin against their obligations under the contracts, and the performance of the parties’ obligations under such contracts is usually guaranteed by the exchange or a related clearing corporation.  Other derivative contracts are traded over-the-counter (“OTC”) in transactions negotiated directly between the counterparties.  OTC derivative contracts do not have standard terms, so they are generally less liquid and more difficult to value than exchange-traded contracts.  OTC derivatives also expose a Fund to additional credit risks to the extent a counterparty defaults on a contract.  See “Additional Risk Factors and Considerations of OTC Transactions” below.

Depending on how a Fund uses derivatives and the relationships between the market values of the derivative and the Underlying Instrument, derivatives could increase or decrease a Fund’s exposure to the risks of the Underlying Instrument.  Derivative contracts may also expose the Fund to additional liquidity and leverage risks.  See “Risk Factors in Derivative Instruments” below.

Each Fund may use derivatives for hedging purposes.  Certain Funds may also use derivatives for cash flow management or, as part of their overall investment strategies, to seek to replicate the performance of a particular index or to enhance returns.  The use of derivatives to enhance returns is considered speculative because the Fund is primarily seeking to achieve gains rather than to offset, or hedge, the risks of other positions.  When a Fund invests in a derivative for speculative purposes, the Fund is fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative itself.  No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging.  Each Fund may use derivative instruments to offset the risks, or to “hedge” the risks, associated with other Fund holdings.  For example, derivatives may be used to hedge against movements in interest rates, currency exchange rates and the equity markets through the use of options, futures transactions and options on futures.  Derivatives may also be used to hedge against duration risk in fixed-income investments.  Losses on one Fund investment may be substantially reduced by gains on a derivative that reacts to the same market movements in an opposite manner.  However, while hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative offsets the advantage of the hedge.

Among other risks, hedging involves correlation risk, which is the risk that changes in the value of the derivative will not match (i.e., will not offset) changes in the value of the holdings being hedged as expected by a Fund.  In such a case, any losses on the Fund holdings being hedged may not be reduced or may even be increased as a result of the use of the derivative.  The inability to close options and futures positions also could have an adverse impact on a Fund’s ability effectively to hedge its portfolio.

There can be no assurance that the use of hedging transactions will be effective.  No Fund is required to engage in hedging transactions, and each Fund may choose not to do so.  A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

The Funds might not employ any of the derivatives strategies described below, and there can be no assurance that any strategy used will succeed.  A Fund’s success in employing derivatives strategies may depend on the sub-adviser’s correctly forecasting interest rates, market values or other economic factors, and there can be no assurance that the sub-adviser’s forecasts will be accurate.  If the sub-adviser’s forecasts are not accurate, the Fund may end up in a worse position than if derivatives strategies had not been employed at all.  A Fund’s ability to use certain derivative transactions may be limited by tax considerations and certain other legal considerations.  Further, suitable derivative transactions might not be available at all times or in all circumstances.  Described below are certain derivative instruments and trading strategies the Funds may use (either separately or in combination) in seeking to achieve their overall investment objectives.

Options Contracts

An options contract, or an “option,” is a type of derivative.  An option is an agreement between two parties in which one gives the other the right, but not the obligation, to buy or sell an Underlying Instrument at a set price (the “exercise price” or “strike price”) for a specified period of time.  The buyer of an option pays a premium for the opportunity to decide whether to carry out the transaction (exercise the option) when it is beneficial.  The option seller (writer) receives the initial premium and is obligated to carry out the transaction if and when the buyer exercises the option.  Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Underlying Instruments.  Options that are written on futures contracts, or futures options (discussed below), are subject to margin requirements similar to those applied to futures contracts.  A Fund may engage in options transactions on any security or instrument in which it may invest, on any securities index based on securities in which it may invest or on any aggregates of equity and debt securities consisting of securities in which it may invest (aggregates are composites of equity or debt securities that are not tied to a commonly known index).  Certain Funds may also enter into options on foreign currencies.  As with futures and swaps (discussed below), the success of any strategy involving options depends on the sub-adviser’s analysis of many economic and mathematical factors, and a Fund’s return may be higher if it does not invest in such instruments at all.  A Fund may only write “covered” options.  The sections below describe certain types of options and related techniques that the Funds may use.

Call Options.  A call option gives the holder the right to purchase the Underlying Instrument at the exercise price for a fixed period of time.  A Fund would typically purchase a call option in anticipation of an increase in value of the Underlying Instrument because owning the option allows the Fund to participate in price increases on a more limited risk basis than if the Fund had initially directly purchased the Underlying Instrument.  If, during the option period, the market value of the Underlying Instrument exceeds the exercise price, plus the option premium paid by the Fund and any transaction costs the Fund incurs in purchasing the option, the Fund realizes a gain upon exercise of the option.  Otherwise, the Fund realizes either no gain or a loss on its purchase of the option.

Certain Funds are also permitted to write (i.e., sell) “covered” call options, which obligate a Fund, in return for the option premium, to sell the Underlying Instrument to the option holder for the exercise price if the option is exercised at any time before or on its expiration date.  In order for a call option to be covered, the Fund must have at least one of the following in place with respect to the option and for so long as the option is outstanding:  (i)  the Fund owns the Underlying Instrument subject to the option (or, in the case of an option on an index, owns securities whose price changes are expected to be similar to those of the underlying index), (ii) the Fund has an absolute and immediate right to acquire the Underlying Instrument without additional cash consideration (or for additional cash consideration so long as the Fund segregates such additional cash amount) upon conversion or exchange of other securities in its portfolio, (iii) the Fund enters into an offsetting forward contract and/or purchases an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position, or (iv) the Fund segregates assets with an aggregate value equal to the exercise price of the option.

A Fund would typically write a call option to generate income from the option premium and/or in anticipation of a decrease, or only a limited increase (i.e., an increase that is less than the option premium received by the Fund in writing the option), in the market value of the Underlying Instrument.  In writing a call option, however, the Fund would not profit if the market value of the Underlying Instrument increases to an amount that exceeds the sum of the exercise price plus the premium received by the Fund.  Also, the Fund cannot sell the Underlying Instrument while the option is in effect unless the Fund enters into a closing purchase transaction.  A closing purchase transaction cancels out the Fund’s position as option writer by means of an offsetting purchase of an identical option prior to the expiration or exercise of the option it has written.

Put Options.  A put option gives the holder the right to sell the Underlying Instrument at the exercise price for a fixed period of time.  A Fund would typically purchase a put option in anticipation of a decline in market values of securities.  This limits the Fund’s potential for loss in the event that the market value of the Underlying Instrument falls below the exercise price.

Each Fund is also permitted to write covered put options on the securities or instruments in which it may invest.  In order for a put option to be covered, the Fund must have at least one of the following in place with respect to the option and for so long as the option is outstanding:  (i) the Fund enters into an offsetting forward contract and/or purchases an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position or (ii) the Fund segregates assets or cash with an aggregate value equal to the exercise price of the option.

A Fund would typically write a put option on an Underlying Instrument to generate income from premiums and in anticipation of an increase or only a limited decrease in the value of the Underlying Instrument.  However, as writer of the put and in return for the option premium, the Fund takes the risk that it may be required to purchase the Underlying Instrument at a price in excess of its market value at the time of purchase.  Because the purchaser may exercise its right under the option contract at any time during the option period, the Fund has no control over when it may be required to purchase the Underlying Instrument unless it enters into a closing purchase transaction.

Collars and Straddles.  Certain Funds may employ collars, which are options strategies in which a call with an exercise price greater than the price of the Underlying Instrument (an “out-of-the-money call”) is sold and an in-the-money put (where the exercise price is again above the price of the Underlying Instrument) is purchased, to preserve a certain return within a predetermined range of values.  Certain Funds are also permitted to write covered straddles consisting of a combination of a call and a put written on the same Underlying Instrument.  A straddle is covered when sufficient assets are deposited to meet a Fund’s immediate obligations.  A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put.  In such cases, the Funds will also segregate or designate on their books liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Options on Indices.  Certain Funds are permitted to invest in options on any index made up of securities or other instruments in which a Fund itself may invest.  Options on indices are similar to options on securities except that index options are always cash settled, which means that upon exercise of the option the holder receives cash equal to the difference between the closing price of the index and the exercise price of the option times a specified multiple that determines the total monetary value for each point of such difference.  As with other written options, all index options written by a Fund must be covered.

Risks Associated with Options.  There are several risks associated with options transactions.  For example, there are significant differences between the options market and the securities markets that could result in imperfect correlation between the two markets.  Such imperfect correlation could then cause a given transaction to fail to achieve its objectives.  Options are also subject to the risks of an illiquid secondary market, whether those options are traded over-the-counter or on a national securities exchange.  There can be no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option at any particular time.  If a Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund will not be able to sell the Underlying Instruments or dispose of the segregated assets used to cover the options until the options expire or are exercised.  Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and would incur transaction costs upon the purchase or sale of the Underlying Instruments.  Moreover, a Fund’s ability to engage in options transactions may be limited by tax considerations and other legal considerations.

The presence of a liquid secondary market on an options exchange may dry up for any or all of the following reasons:  (i) there may be insufficient trading interest in certain options; (ii) the exchange may impose restrictions on opening or closing transactions or both; (iii) the exchange may halt or suspend trading, or impose other restrictions, on particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal exchange operations; (v) the facilities of the exchange or its related clearing corporation may at times be inadequate to handle trading volume; and/or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular classes or series of options), in which event the secondary market on that exchange (or in such classes or series of options) would cease to exist.  However, if the secondary market on an exchange ceases to exist, it would be expected (though it cannot be guaranteed) that outstanding options on that exchange, if any, that had been issued as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Fund’s options transactions will also be subject to limitations, established by exchanges, boards of trade or other trading facilities, governing the maximum number of options in each class that may be written or purchased by any single investor or a group in investors acting in concert.  As such, the number of options any single Fund can write or purchase may be affected by options already written or purchased by other Hartford Funds.  An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits and/or impose sanctions.  Also, the hours of trading for options may not conform to the hours during which the Underlying Instruments are traded.  To the extent that the options markets close before the markets for the Underlying Instruments, significant price movements can take place in the underlying markets that would not be reflected in the options markets.

OTC options implicate additional liquidity and credit risks.  Unlike exchange-listed options, where an intermediary or clearing corporation assures that the options transactions are properly executed, the responsibility for performing OTC options transactions rests solely on the writer and holder of those options.  See “Additional Risk Factors and Considerations of OTC Transactions” below.

The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The successful use of options depends on the sub-adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets.  See “Risk Factors in Derivative Instruments” below.

Additional Risk Associated with Options on Indices.  The writer’s payment obligation under an index option (which is a cash-settled option) usually equals a multiple of the difference between the exercise price, which was set at initiation of the option, and the closing index level on the date the option is exercised.  As such, index options implicate a “timing risk” that the value of the underlying index will change between the time the option is exercised by the option holder and the time the obligation thereunder is settled in cash by the option writer.

Futures Contracts and Options on Futures Contracts

A futures contract, which is a type of derivative, is a standardized, exchange-traded contract that obligates the purchaser to take delivery, and the seller to make delivery, of a specified quantity of an Underlying Instrument at a specified price and specified future time.  The Funds are generally permitted to invest in futures contracts and options on futures contracts with respect to, but not limited to, equity and debt securities and foreign currencies, aggregates of equity and debt securities (aggregates are composites of equity or debt securities that are not tied to a commonly known index), interest rates, indices, certain types of commodity investments and other financial instruments.

No price is paid upon entering into a futures contract.  Rather, when a Fund purchases or sells a futures contract it is required to post margin (“initial margin”) with the futures commission merchant (“FCM”) executing the transaction.  The margin required for a futures contract is usually less than ten percent of the contract value, but it is set by the exchange on which the contract is traded and may by modified during the term of the contract.  Subsequent payments, known as “variation margin,” to and from the FCM, will then be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates (a process known as “marking to market”).  If a Fund has insufficient cash available to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.  Futures involve substantial leverage risk.

An option on a futures contract (“futures option”) gives the option holder the right (but not the obligation) to buy or sell its position in the underlying futures contract at a specified price on or before a specified expiration date.  As with a futures contract itself, a Fund is required to deposit and maintain margin with respect to futures options it writes.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

The sale of a futures contract limits a Fund’s risk of loss, prior to the futures contract’s expiration date, from a decline in the market value of portfolio holdings correlated with the futures contract.  In the event the market values of the portfolio holdings correlated with the futures contract increase rather than decrease, however, a Fund will realize a loss on the futures position and a lower return on the portfolio than would have been realized without the purchase of the futures contract.

Positions taken in the futures markets are usually not held to maturity but instead liquidated through offsetting transactions that may result in a profit or loss.  While the Fund’s futures contracts will usually be liquidated in this manner, a Fund may instead make or take delivery of the Underlying Instrument whenever it appears economically advantageous to do so.

A Fund is permitted to enter into a variety of futures contracts, including interest rate futures, index futures, currency futures, and certain types of commodity futures investments and options on such futures contracts.  A Fund may also invest in instruments that have characteristics similar to futures contracts, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or a commodity or currency at a future point in time.  The risks of such investments reflect the risks of investing in futures and derivatives generally, including volatility and illiquidity.

Risks Associated with Futures and Futures Options.  The primary risks associated with the use of futures contracts and options are: (a) imperfect correlation between the change in market value of instruments held by a Fund and the price of the futures contract or option; (b) the possible lack of an active market for a futures contract or option, or the lack of a liquid secondary market for a futures option, and the resulting inability to close the futures contract or option when desired; (c) losses, which are potentially unlimited, caused by unanticipated market movements; (d) the sub-adviser’s failure to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.  Futures contracts and futures options also involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate assets to cover such contracts and options.  Moreover, futures are inherently volatile, and a Fund’s ability to engage in futures transactions may be limited by tax considerations and other legal considerations.

U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures contract prices which may occur in a single business day (generally referred to as “daily price fluctuation limits”). The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

Other Considerations Related to Options and Futures Options.  Each Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended, (the “Code”) for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Swap Agreements and Swaptions

A swap agreement, or a swap, is a type of derivative instrument.  Swap agreements are entered into for periods ranging from a few weeks to more than one year.  In a standard swap, two parties exchange the returns (or differentials in rates of return) earned or realized on an Underlying Instrument.  The gross returns to be exchanged (or “swapped”) between the parties are calculated with respect to a “notional amount,” which is a predetermined dollar principal that represents the hypothetical underlying quantity upon which the parties’ payment obligations are computed.  The notional amount may be, among other things, a specific dollar amount invested, for example, at a particular interest rate, in a particular foreign currency or in a “basket” of securities or commodities that represents a particular index.  The notional amount itself normally is not exchanged between the parties, but rather it serves as a reference amount from which to calculate the parties’ obligations under the swap.

A Fund will usually enter into swap agreements on a “net basis,” which means that the two payment streams are netted out with each party receiving or paying, as the case may be, only the net amount of the payments.  A Fund’s obligations under a swap agreement are generally accrued daily (offset against any amounts owing to the Fund), and accrued but unpaid net amounts owed to a counterparty are covered by segregating liquid assets, marked to market daily, to avoid leveraging the Fund’s portfolio.  If a Fund enters into a swap on other than a net basis, the Fund will segregate the full amount of its obligations under such swap.  A Fund may enter into swaps, caps, collars, floors and related instruments with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the sub-adviser to be creditworthy.  If a default occurs by the other party to such transaction, a Fund will have contractual remedies under the transaction documents, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor.

A Fund may engage in a wide variety of swap transactions, including, but not limited to, credit- and event-linked swaps, interest rate swaps, swaps on specific securities or indices, swaps on rates (such as mortgage prepayment rates) and other types of swaps, such as caps, collars, and floors.  In addition, to the extent a Fund is permitted to invest in foreign currency-denominated securities, it may invest in currency swaps.  A Fund may also enter into options on swap agreements (“swaptions”).  Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.  The sections below describe certain swap arrangements and related techniques that the Funds may use.

Interest Rate Swaps, Caps, Floors and Collars.  An interest rate swap is an OTC contract in which the parties exchange interest rate exposures (e.g., exchange floating rate payments for fixed rate payments or vice versa).  For example, a $10 million LIBOR swap requires one party to pay the equivalent of the London Interbank Offered Rate of Interest (which fluctuates) on the $10 million principal amount in exchange for the right to receive from the other party the equivalent of a stated fixed rate of interest on the $10 million principal amount.

Among other techniques, a Fund may use interest rate swaps to hedge interest rate and duration risk on fixed-income securities or portfolios, which can be particularly sensitive to interest rate changes.  Duration measures the sensitivity in prices of fixed-income securities to changes in interest rates; the duration of a portfolio or basket of bonds is the weighted average of the individual component durations.  Longer maturity bonds typically have a longer duration than shorter maturity bonds and, therefore, higher sensitivity to interest rate changes.  In an environment where interest rates are expected to rise, a Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points (such as two-, five- and 10- year duration points).

A Fund may also purchase or sell interest rate caps or floors.  In a typical interest rate cap, the buyer receives payments from the seller to the extent that a specified interest rate exceeds a predetermined level.  In a typical interest rate floor, the buyer receives payments from the seller to the extent that a specified interest rate falls below a predetermined level.  An interest rate collar combines elements of purchasing a cap and selling a floor and is usually employed to preserve a certain return within a predetermined range of values.

Commodity Swaps.  A commodity swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of a commodity-based Underlying Instrument (such as a specific commodity or commodity index) in return for periodic payments based on a fixed or variable interest rate or the total return from another commodity-based Underlying Instrument.  In a total return commodity swap, a Fund receives the price appreciation of a commodity index, a portion of a commodity index or a single commodity in exchange for paying an agreed-upon fee.  As with other types of swap agreements, if the commodity swap lasts for a finite period of time, the swap may be structured such that the Fund pays a single fixed fee established at the outset of the swap.  However, if the term of the commodity swap is ongoing, with interim swap payments, the Fund may pay a variable or “floating” fee.  Such a variable fee may be pegged to a base rate, such as LIBOR, and is adjusted at specific intervals.  As such, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.  See “LIBOR Risk” above.

Currency Swaps.  A currency swap agreement is a contract in which two parties exchange one currency (e.g., U.S. dollars) for another currency (e.g., Japanese yen) on a specified schedule.  The currency exchange obligations under currency swaps could be either interest payments calculated on the notional amount or payments of the entire notional amount (or a combination of both).  Funds may engage in currency swap agreements as a tool to protect against uncertainty and fluctuations in foreign exchange rates in the purchase and sale of securities.  However, the use of currency swap agreements does not eliminate, or even always mitigate, potential losses arising from fluctuations in exchange rates.  In the case of currency swaps that involve the delivery of the entire notional amount of currency in exchange for another currency, the entire notional principal of the currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Credit Default Swaps.  A credit default swap (“CDS”) is an agreement between two parties whereby one party (the “protection buyer”) makes an up-front payment or a stream of periodic payments over the term of the CDS to the other party (the “protection seller”), provided generally that no event of default or other credit-related event (a “credit event”) with respect to an Underlying Instrument occurs.  In return, the protection seller agrees to make a payment to the protection buyer if a credit event does occur with respect to the Underlying Instrument.  The CDS market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets.  Credit default swaps typically last between six months and three years, provided that no credit event occurs.  Credit default swaps may be physically settled or cash settled.

A Fund may be either the protection buyer or the protection seller in a CDS.  A Fund generally will not buy protection on issuers that are not currently held by that particular Fund.  However, a Fund may engage in credit default swap trades on single names, indices and baskets to manage asset class exposure and to capitalize on spread differentials in instances where there is not complete overlap between such Fund’s holdings or exposures and the reference entities in the credit default swap.  If a Fund is the protection buyer and no credit event occurs, such Fund loses its entire investment in the CDS (i.e., an amount equal to the aggregate amount of payments made by the Fund to the protection seller over the term of the CDS).  However, if a credit event does occur, a Fund (as protection buyer), will deliver the Underlying Instrument to the protection seller and is entitled to a payment from the protection seller equal to the full notional value of the Underlying Instrument, even though the Underlying Instrument at that time may have little or no value.  If a Fund is the protection seller and no credit event occurs, such Fund receives a fixed income throughout the term of the CDS (or an up-front payment at the beginning of the term of the CDS) in the form of payments from the protection buyer.  However, if a Fund is the protection seller and a credit event occurs, such Fund is obligated to pay the protection buyer the full notional value of the Underlying Instrument in return for the Underlying Instrument (which may at that time be of little or no value).

A Fund may also invest in the Dow Jones CDX (“CDX”), which is a family of indices that track credit derivative indices in various countries around the world.  The CDX provides investors with exposure to specific reference baskets of issuers of bonds or loans in certain segments, such as North American investment grade credit derivatives or emerging markets.  CDX reference baskets are generally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry.  While investing in CDXs increases the universe of bonds and loans to which a Fund is exposed, such investments entail risks that are not typically associated with investments in other debt instruments (rather, they entail risks more associated with derivative instruments).  The liquidity of the market for CDXs is also subject to liquidity in the secured loan and credit derivatives markets.

Total return swaps, asset swaps, inflation swaps and similar instruments.  A Fund may enter into total return swaps, assets swaps, inflation swaps and other types of swap agreements.  In a total return swap, the parties exchange the total return (i.e., interest payments plus any capital gains or losses) of an Underlying Instrument (or basket of such instruments) for the proceeds of another Underlying Instrument (or basket of such instruments).  Asset swaps combine an interest rate swap with a bond and are generally used to alter the cash flow characteristics of the Underlying Instrument.  For example, the parties may exchange a fixed investment, such as a bond with guaranteed coupon payments, for a floating investment like an index.  Inflation swaps are generally used to transfer inflation risk.  See “Inflation-Linked Instruments” herein.

Swaptions.  A Fund may also enter into swap options, or “swaptions.”  A swaption is a contract that gives one party the right (but not the obligation), in return for payment of the option premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time and on specified terms.  A Fund may write (sell) and purchase put and call swaptions.  Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption.  When a Fund purchases a swaption, it risks losing only the option premium it paid should it decide not to exercise the option.  When a Fund writes a swaption, however, it is obligated according to the terms of the underlying agreement if the option holder exercises the option.

Asset Segregation.  As investment companies registered with the SEC, the Funds may “set aside” (often referred to as “asset segregation”) liquid assets, or otherwise “cover” their positions in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.  Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.

Risks Associated with Swaps and Swaptions.  Investing in swaps and swaptions, and utilizing these and related techniques in managing a Fund portfolio, are highly specialized activities that involve investment techniques and risks different from those associated with ordinary portfolio transactions.  These investments involve significant risk of loss.  Whether a Fund’s use of swaps will be successful in furthering its investment objective will depend on the sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  If the sub-adviser is incorrect in its forecast of market values, the sub-adviser’s utilization of swap arrangements and related techniques could negatively impact the Fund’s performance.

The swaps market is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.  Also, certain restrictions imposed by the Code may limit the Fund’s ability to use swap agreements.

If the creditworthiness of a Fund’s swap counterparty declines, it becomes more likely that the counterparty will fail to meet its obligations under the contract, and consequently the Fund will suffer losses.  Although there can be no assurance that a Fund will be able to do so, a Fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party.  However, a Fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.  There can be no assurance that a Fund will be able to enter into swap transactions at prices or on terms the sub-adviser believes are advantageous to such Fund.  In addition, although the terms of swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate a swap or to sell or offset caps, collars or floors that it has purchased.  Investing in swaps and related techniques involves the risks associated with investments in derivative instruments.  Please see “Risk Factors in Derivative Instruments” and “Additional Risk Factors and Considerations of OTC Transactions” below.

Inflation-Linked Instruments

Certain Funds are permitted to invest in a variety of inflation-linked instruments, such as inflation-indexed securities and inflation-linked derivatives, to manage inflation risk or to obtain inflation exposure.  Inflation — a general rise in the prices of goods and services — is measured by inflation indices like the Consumer Price Index (CPI), which is calculated monthly by the U.S. Bureau of Labor Statistics, and the Retail Prices Index (RPI), which is calculated by U.K. Office for National Statistics.  The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

Inflation-linked derivatives are derivative instruments that tie payments to an inflation index.  Currently, most inflation derivatives are in the form of inflation swaps, such as CPI swaps.  A CPI swap is a fixed-maturity, over-the-counter derivative where one party pays a fixed rate in exchange for payments tied to the CPI.  The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the “breakeven inflation” rate and generally represents the current difference between Treasury yields and Treasury inflation protected securities (“TIPS”)  yields of similar maturities at the initiation of the swap agreement.  CPI swaps are typically designated as “zero coupon,” where all cash flows are exchanged at maturity.  The value of a CPI swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation, as measured by the CPI.  A CPI swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.

Other types of inflation derivatives include inflation options and futures.  There can be no assurance that the CPI, or any foreign inflation index, will accurately measure the rate of inflation in the prices of consumer goods and services.  Further, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.  Moreover, inflation-linked instruments are subject to the risks inherent in derivative transactions generally.  See “Risk Factors in Derivative Instruments” herein.  The market for inflation-linked instruments is still developing.  The sub-adviser reserves the right to use the instruments discussed above and similar instruments that may be available in the future.

Hybrid Instruments

A hybrid instrument is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity and/or a derivative.  For example, an oil company might issue a commodity-linked bond that pays a fixed level of interest plus additional interest that accrues in correlation with the extent to which oil prices exceed a certain predetermined level.  This is a hybrid instrument combining a bond with an option on oil.

Depending on the types and terms of hybrid instruments, they present risks that may be similar to, different from or greater than those associated with traditional investments with similar characteristics.  Hybrid instruments are potentially more volatile than traditional investments and, depending on the structure of the particular hybrid, may expose the Fund to additional leverage and liquidity risks.  Moreover, the purchase of hybrids exposes a Fund to the credit risk of the issuers of the hybrids.  Described below are certain hybrid instruments the Funds may use in seeking to achieve their investment objectives.  The sub-adviser reserves the right to use the instruments mentioned below and similar instruments that may be available in the future.

Credit-Linked Securities.  Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities.  Investments in credit-linked securities normally consist of the right to receive periodic payments during the term and payment of principal at the end of the term.  However, these payments depend on the issuer’s own investments in derivative instruments and are, accordingly, subject to the risks associated with derivative instruments, which include volatility, illiquidity and counterparty risk.

Indexed Securities and Structured Notes.  Indexed securities are derivative securities the interest rate or principal of which is determined by an unrelated indicator (e.g., a currency, security, commodity or index).  Structured notes are debt indexed securities.  Indexed securities implicate a high degree of leverage, which magnifies the potential for gain and the risk of loss, when they include a multiplier that multiplies the indexed element by a specific factor.

Structured notes and indexed securities can be very volatile investments because, depending on how they are structured, their value may either increase or decrease in response to the value of the Underlying Instruments.  The terms of these securities may also provide that in some instances no principal is due at maturity, which may result in a loss of invested capital.  These instruments also may entail a greater degree of market risk than other types of securities because the investor bears the risk not only of the instrument but also of the unrelated indicator.  Indexed securities may involve significant credit risk and liquidity risk and, as with other sophisticated strategies, a Fund’s use of these instruments may not work as intended.

Event-Linked Bonds.  Certain Funds may invest in “event-linked bonds” (or “catastrophe bonds”).  The event-linked bond market is a growing sector of the global fixed income market that provides investors with high return potentials in exchange for taking on “event risk,” such as the risk of a major hurricane, earthquake or pandemic.  If such trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond.  Some event-linked bonds provide for an extension of maturity to process and audit loss claims if a trigger has, or possibly has, occurred.  Such extension may increase volatility.  Event-linked bonds may also expose a fund to other unanticipated risks including credit risk, counterparty risk, liquidity risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences.  Event-linked bonds are subject to the risks inherent in derivative transactions.  See “Derivative Instruments — Risk Factors in Derivative Instruments” below.

Foreign Currency Transactions

All Funds that are permitted to invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and futures options, and they may engage in foreign currency transactions either on a spot (cash) basis at prevailing currency exchange rates or through forward currency contracts.  The Funds may engage in these transactions to hedge, directly or indirectly, against currency fluctuations, for other investment purposes and, with respect to certain Funds, to seek to enhance returns.  A Fund may enter into currency transactions only with counterparties that the sub-adviser deems to be creditworthy.  Certain of the foreign currency transactions the Funds may use are described below.

Forward Currency Contracts.  Certain Funds may enter into forward currency contracts (“forwards”) in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s investments or as part of its investment strategy.  Forwards are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a set price on a future date.  The market value of a forward fluctuates with changes in foreign currency exchange rates.  Forwards are marked to market daily based upon foreign currency exchange rates from an independent pricing service, and the change in value is recorded as unrealized appreciation or depreciation.  A Fund will record a realized gain or loss when the forward is closed.  Forwards are highly volatile, involve substantial currency risk and may also involve credit and liquidity risks.

A Fund may use a forward in a “settlement hedge,” or “transaction hedge,” to lock in the U.S. dollar price on the purchase or sale of securities denominated in a foreign currency between the time when the security is purchased or sold and the time at which payment is received.  Forward contracts on foreign currency may also be used by a Fund in anticipation generally of the Fund’s making investments denominated in a foreign currency, even if the specific investments have not yet been selected by the sub-adviser.

In a “position hedge,” the Fund uses a forward to hedge against a decline in the value of existing investments denominated in foreign currency.  For example, a Fund may enter into a forward contract to sell Japanese yen in return for U.S. dollars in order to hedge against a possible decline in the yen’s value.  Position hedges tend to offset both positive and negative currency fluctuations.  Alternately, the Fund could hedge its position by selling another currency expected to perform similarly to the Japanese yen.  This is called a “proxy hedge” and may offer advantages in terms of cost, yield or efficiency.  However, proxy hedges may result in losses if the currency used to hedge does not move in tandem with the currency in which the hedged securities are denominated.

The Funds may also engage in cross-hedging by entering into forward contracts in one currency against a different currency.  Cross-hedging may be used to limit or increase exposure to a particular currency or to establish active exposure to the exchange rate between the two currencies.

Forward Rate Agreements.  Certain Funds may also enter into forward rate agreements.  Under a forward rate agreement, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable.  These instruments are traded in the OTC market.  These transactions involve risks, including counterparty risk.  See “Risk Factors in Derivative Instruments” below.

Currency Swaps, Options and Futures.  In order to protect against currency fluctuations and for other investment purposes, the Funds may enter into currency swaps, options and futures.  See “Swap Agreements and Swaptions — Currency Swaps,” “Options Contracts,” and “Futures Contracts and Options on Futures Contracts” herein.

Additional Risks Associated with Foreign Currency Transactions.

It is extremely difficult to forecast currency market movements, and whether any hedging or other investment strategy will be successful is highly uncertain.  Further, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward.  Therefore, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the sub-adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate.  To the extent a Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as a result of its hedging transactions.  It is impossible to hedge fully or perfectly against the effects of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

A Fund may buy or sell foreign currency options either on exchanges or in the OTC market.  Foreign currency transactions on foreign exchanges may not be regulated to the same extent as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities.  The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.  Foreign currency transactions are also subject to the risks inherent in investments in foreign markets.  Please see “Foreign Investments” below.

Risk Factors in Derivative Instruments

Derivatives are volatile and involve significant risks, including:

Correlation Risk — the risk that changes in the value of a derivative instrument will not match the changes in the value of the Fund holdings that are being hedged.

Counterparty Risk — the risk that the counterparty to an OTC derivatives contract or a borrower of a Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.

Credit Risk — the risk that the issuer of a security will not be able to make timely principal and interest payments.  Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of a Fund’s investment in and/or exposure to that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Currency Risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Index Risk — in respect of index-linked derivatives, the risks associated with changes in the underlying indices.  If an underlying index changes, a Fund may receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction from the reference index), may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Interest Rate Risk — the risk that the value of an investment may decrease when interest rates rise because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk (interest rate risk is commonly measured by a fixed income investment’s duration).  Falling interest rates also create the potential for a decline in a Fund’s income.

Leverage Risk — the risk associated with certain types of investments or trading strategies (for example, borrowing money to increase the amount being invested) that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that substantially exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like to sell them or at the price the seller believes the security is currently worth.

The potential loss on derivative instruments may be substantial relative to the initial investment therein.  A Fund incurs transaction costs in opening and closing positions in derivative instruments.  There can be no assurance that the use of derivative instruments will be advantageous.

Regulatory Aspects of Derivatives and Hedging Instruments.

As a result of amendments to rules under the Commodity Exchange Act (“CEA”) by the Commodity Futures Trading Commission (“CFTC”), HFMC must either operate within certain guidelines and restrictions with respect to a Fund’s use of futures, options on such futures, commodity options and certain swaps, or be subject to registration with the CFTC as a “commodity pool operator” (“CPO”) with respect to the Fund and be required to operate the Fund in compliance with certain disclosure, reporting, and recordkeeping requirements.

Previously, the CFTC permitted unlimited futures transactions and options thereon, so long as a Fund had claimed an exclusion from registration as a CPO, and swap contracts were not formerly regulated by the CFTC.   Under the amended rules, the investment adviser of a registered investment company may claim an exemption from registration as a CPO only if the registered investment company that it advises uses futures contracts, options on such futures, commodity options and certain swaps solely for “bona fide hedging purposes,” or limits its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts.

Certain Funds have filed a notice of eligibility claiming an exclusion from the definition of the term CPO and therefore such Funds are not subject to registration or regulation as a CPO under the CEA.  Consistent with certain other Funds’ investment strategies and investment restrictions, HFMC intends to maintain the flexibility to utilize futures contracts, options on such futures, commodity options and certain swaps for non-bona fide hedging purposes beyond the de minimis amounts provided under the CFTC rules. As such, HFMC is subject to registration and regulation as a CPO under the CEA with respect to its service as investment adviser to these Funds.  In the event that a Fund not currently registered with or regulated by the CFTC engages in transactions that require registration as a CPO in the future, the Fund will comply with applicable regulations.  If a Fund operates subject to CFTC regulation, it may incur additional expenses.

Additional Risk Factors and Considerations of OTC Transactions

Certain derivatives traded in OTC markets, including swaps, OTC options and indexed securities, involve substantial liquidity risk.  This risk may be increased in times of financial stress if the trading market for OTC derivatives contracts or otherwise becomes restricted.  The absence of liquidity may make it difficult or impossible for a Fund to ascertain a market value for such instruments and/or to sell them promptly and at an acceptable price.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations.  The counterparty’s failure to honor its obligations would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.  In addition, closing transactions can be made for OTC options only by negotiating directly with the counterparty or effecting a transaction in the secondary market (if any such market exists).  There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option at any time prior to its expiration, if at all.

DIVIDEND PAYING SECURITY INVESTMENT RISK.  Securities that pay high dividends as a group can fall out of favor with the market, causing a Fund to underperform funds that do not focus on dividends.  A Fund’s focus on dividend yielding investments may cause the Fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend paying securities.  Also, changes in the dividend policies of companies in which a Fund invests and the capital resources available at such companies for such payments may affect income paid to the Fund.

DOLLAR ROLLS.  In connection with their ability to purchase securities on a when-issued or forward commitment basis, the Funds may enter into “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date.  The Funds give up the right to receive principal and interest paid on the securities sold.  However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received.  Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of dollar rolls.  The benefits derived from the use of dollar rolls may depend, among other things, upon the ability of the sub-adviser, as appropriate, to predict interest rates correctly.  There is no assurance that dollar rolls can be successfully employed.  In addition, the use of dollar rolls by a Fund while remaining substantially fully invested increases the amount of a Fund’s assets that are subject to market risk to an amount that is greater than such Fund’s net asset value, which could result in increased volatility of the price of such Fund’s shares.  Further, entering into dollar rolls involves potential risks that are different from those related to the securities underlying the transactions.  For example, if the counterparty becomes insolvent, a Fund’s right to purchase from the counterparty may be restricted.  Also, the value of the underlying security may change adversely before a Fund is able to purchase it, or a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may be otherwise available on the open market.  Further, because the counterparty may deliver a similar, but not identical, security, a Fund may be required to buy a security under the dollar roll that may be of less value than an identical security would have been.

ETFs.  ETFs are registered investment companies that trade their shares on stock exchanges (such as the NYSE MKT LLC and the New York Stock Exchange) at market prices (rather than net asset value) and only are redeemable from the fund itself in large increments or in exchange for baskets of securities.  As an exchange traded security, an ETF’s shares are priced continuously and trade throughout the day.  ETFs may track a securities index, a particular market sector, a particular segment of a securities index or market sector, or they may be actively managed.  An investment in an ETF generally implicates the following risks:  (i) the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies of the ETF; (ii) the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) price fluctuation, resulting in a loss to the Fund; (iv) the risk that an ETF may trade at a price that is lower than its net asset value; and (v) the risk that an active market for the ETF’s shares may not develop or be maintained.  Also, a Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which it invests.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed.  Further, trading in an ETF may be halted if the trading in one or more of the securities held by an ETF is halted.  Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Fund can generate brokerage expenses.

Generally, a Fund will not purchase securities of an investment company (which would include an ETF) if, as a result:  (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies; (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund; or (3) more than 5% of the Fund’s total assets would be invested in any one such investment company.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds sponsored by other fund families to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing fund.  The Funds may rely on these exemptive orders to invest in ETFs.  Please also see “Other Investment Companies” below.

ETNs.  ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. A Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and a Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.  Each fund of funds may directly invest in ETNs.

EVENT RISK.  Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers or similar events financed by the issuer’s taking on additional debt.  As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

FIXED INCOME SECURITIES.  Certain Funds are permitted to invest in fixed income securities including, but not limited to:  (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed securities; (4) mortgage-related securities, including collateralized mortgage obligations (“CMOs”); (5) securities issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies or other foreign issuers; (6) commercial mortgage-backed securities; and (7) other capital securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers).

FOREIGN INVESTMENTS

Certain Funds may invest in foreign issuers and borrowers, which include:  (1) companies organized outside of the United States, including in emerging market countries; (2) foreign sovereign governments and their agencies, authorities, instrumentalities and political subdivisions, including foreign states, provinces or municipalities; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States.  These securities may be denominated or quoted in, or pay income in, U.S. dollars or in a foreign currency. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer’s or borrower’s economic fortunes and risks are primarily linked with U.S. markets.

Investing in securities of foreign issuers and loans to foreign borrowers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. entities.  Less information may be available about foreign entities compared with U.S. entities.  For example, foreign issuers and borrowers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers and borrowers.  In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.  Other potential foreign market risks include difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations.  Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.  In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities.  Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations.

Currency Risk and Exchange Risk.  Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Fund that invests in foreign securities as measured in U.S. dollars will be affected by changes in exchange rates.  Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars.  Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.  This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.  Moreover, transaction costs are incurred in connection with conversions between currencies.

Linked Notes.  A Fund may invest in debt exchangeable for common stock, debt, currency or equity linked notes and similar linked securities (e.g., zero-strike warrants) (“LNs”), which are derivative securities, typically issued by a financial institution or special purpose entity, the performance of which depends on the performance of a corresponding foreign security or index.  Upon redemption or maturity, the principal amount or redemption amount is payable based on the price level of the linked security or index at the time of redemption or maturity, or is exchanged for corresponding shares of common stock.  LNs are generally subject to the same risks as direct holdings of securities of foreign issuers and non-dollar securities, including currency risk and the risk that the amount payable at maturity or redemption will be less than the principal amount of a note because the price of the linked security or index has declined.  LNs are also subject to counterparty risk, which is the risk that the company issuing the LN may fail to pay the full amount due at maturity or redemption.  A Fund may also have difficulty disposing of LNs because there may be restrictions on redemptions and there may be no market or only a thin trading market in such securities.

Settlement Risk.  Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.  Foreign settlement procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically generated in the settlement of U.S. investments.  Settlements in certain foreign countries at times have not kept pace with the number of securities transactions being undertaken; these problems may make it difficult for a Fund to carry out transactions.  If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may remain uninvested with no return earned thereon for some period.  There may also be the danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to a Fund.  Further, compensation schemes may be non-existent, limited or inadequate to meet a Fund’s claims in any of these events.  In connection with any of these events, and other similar circumstances, a Fund may experience losses because of failures of or defects in settlement systems.

There are additional and magnified risks involved with investments in emerging or developing markets, which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements that are less efficient than in developed markets.  In addition, the economies of emerging market countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.  Emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.  See “Investments in Emerging Market Securities” below.

GOVERNMENT INTERVENTION IN FINANCIAL MARKETS.  During the recent global financial crisis, instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility and, in some cases, a lack of liquidity.  Federal, state, and other governments, their regulatory agencies or self regulatory organizations may in the future take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable.  Legislation or regulation may also change the way in which the Funds themselves are regulated.  In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole.  The Dodd-Frank Act leaves many issues to be resolved by regulatory studies and rulemakings, and in some cases further remedial legislation, by deferring their resolution to a future date.  This legislation, as well as additional legislation and regulatory changes that may be enacted in the future, could change the fund industry as a whole and limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions.  The implications of government ownership and disposition of these assets are unclear, and such programs may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings.  Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds.  The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available.  HFMC and the sub-adviser will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

GROWTH ORIENTATION RISK.  The price of a growth company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser.  In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.  Also, the growth investing style may over time go in and out of favor.  During times when the investing style used by a Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

HEALTHCARE-RELATED SECURITIES RISK.  Many healthcare-related companies are smaller and less seasoned than companies in other sectors.  Healthcare-related companies may also be strongly affected by scientific or technological developments, and their products may quickly become obsolete.  Further, many healthcare-related companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws.  A number of legislative proposals concerning healthcare have been introduced, considered or adopted by the U.S. Congress in recent years.  These span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of health care services, tax incentives and penalties related to health care insurance premiums, and the promotion of prepaid healthcare plans.  A Fund cannot predict what proposals will be enacted or what effect they may have on healthcare-related companies.

HIGH YIELD SECURITIES (“JUNK BONDS”).  Any security or loan with a long-term credit rating of “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, as well as any security or loan that is unrated but determined by the sub-adviser to be of comparable quality, is below investment grade.

Securities and bank loans rated below investment grade are commonly referred to as “high yield-high risk debt securities,” “junk bonds,” “leveraged loans” or “emerging market debt,” as the case may be.  Each rating category has within it different gradations or sub-categories.  For instance the “Ba” rating for Moody’s includes “Ba3”, “Ba2” and “Ba1”.  Likewise the S&P and Fitch rating category of “BB” includes “BB+”, “BB” and “BB-”.  If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category.  Descriptions of the debt securities and bank loans ratings system, including the speculative characteristics attributable to each ratings category, are set forth in Appendix A to this SAI.

Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for a Fund.  Junk bonds may be issued by less creditworthy issuers.  Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds.  In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.  Junk bonds are also subject to extreme price fluctuations.  Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.  Further, issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

In addition, junk bonds frequently have redemption features that permit an issuer to repurchase the security before it matures.  If an issuer redeems junk bonds owned by a Fund, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.  Junk bonds may also be less liquid than higher rated fixed income securities, even under normal economic conditions.  Moreover, there are relatively few dealers in the junk bond market, and there may be significant differences among these dealers’ price quotes.  Because they are less liquid, judgment may play a greater role in valuing these securities than is the case with securities that trade in a more liquid market.

A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.  The credit rating of a junk bond does not necessarily take into account its market value risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.  These securities and bank loans generally entail greater risk (including the possibility of default or bankruptcy of the issuer), involve greater volatility of price and risk to principal and income and may be less liquid than securities and bank loans in higher rating categories.  Securities and bank loans in the highest category below investment grade are considered to be of poor standing and predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.  As such, these investments often have reduced values that, in turn, negatively impact the value of the Fund’s shares.  If a security or bank loan is downgraded to a rating category that does not qualify for investment, the sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.

ILLIQUID INVESTMENTS.  Each Fund is permitted to invest in illiquid securities or other illiquid investments in an amount up to 15% of its net assets.  Illiquid investments are ones that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used for such investments in the determination of a Fund’s net asset value.  A Fund may not be able to sell illiquid securities or other investments when the sub-adviser considers it desirable to do so or may have to sell such securities or other investments at a price that is lower than the price that could be obtained if the securities or other investments were more liquid.  Illiquid securities also may be more difficult to value due to the lack of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on a Fund’s net asset value.

Securities and other investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the security, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated such that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter (“OTC”) securities, the continued

viability of any OTC secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in a Fund’s portfolio become illiquid, the Fund may exceed its limit on illiquid instruments.  If this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  However, this requirement will not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists and thus negatively affect a Fund’s net asset value.

Under interpretations of the SEC Staff, the following types of investments in which a Fund may invest are considered illiquid:  (i) repurchase agreements maturing in more than seven days; (ii) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions); (iii) option contracts with respect to specific securities, that are not traded on a national securities exchange and not readily marketable; and (iv) any other securities or investments in which a Fund may invest that are not readily marketable.

INDUSTRY CONCENTRATION RISK.  A Fund that invests primarily in a small number of business sectors may be exposed to greater liquidity risk and risk of loss should adverse economic developments occur in one of those sectors.

INFLATION PROTECTED DEBT SECURITIES. Certain Funds may invest in inflation-protected debt securities, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.  Two structures are common.  The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the security.  Most other issuers pay out the inflation accruals as part of a semiannual coupon.

The value of inflation protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal (or stated) interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the price of an inflation-protected debt security.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the price of an inflation protected debt security.

Interest payments on inflation protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable.  The U.S. Treasury only began issuing TIPS in 1997, and corporations began issuing corporate inflation protected securities (“CIPS”) even more recently.  As a result, the market for such securities may be less developed or liquid, and more volatile, than certain other securities markets.  Although corporate inflation protected securities with different maturities may be issued in the future, the U.S. Treasury currently issues TIPS in five-year, ten-year and twenty-year maturities, and CIPS are currently issued in five-year, seven-year and ten-year maturities.  Repayment of the original security principal upon maturity (as adjusted for inflation) is generally guaranteed in the case of TIPS, even during a period of deflation.  However, the current market value of the securities is not guaranteed and will fluctuate.  Other inflation related securities, such as CIPS, may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to declines in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy.  Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government.  There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.  Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

INITIAL PUBLIC OFFERINGS.  The prices of securities purchased in initial public offerings (“IPOs”) can be very volatile and/or decline shortly after the IPO.  Securities issued in IPOs have no trading history, and information about the issuing companies may be available for only very limited periods.  The effect of IPOs on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates and depreciates in value.

INTEREST RATE RISK.  Interest rate risk is the possibility an investment may go down in value when interest rates rise because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  A variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates.  Falling interest rates also create the potential for a decline in a Fund’s income.  Interest rates in the United States have recently been at, or near, historic lows.  This may increase a Fund’s exposure to risks associated with rising rates, which may be particularly relevant for a Fund under current economic conditions, especially if the Federal Reserve Board continues its policy of tapering quantitative easing. Moreover, rising interest rates may lead to decreased liquidity in the bond markets, making it more difficult for a Fund to value or sell some or all of its bond holdings at any given time.

INVERSE FLOATING RATE SECURITIES.  Inverse floating rate securities, also called inverse floaters or residual interest bonds, are variable-rate securities whose coupon changes in a direction opposite from that of a specified interest rate.  Generally, income on inverse floaters decreases when interest rates rise and increases when interest rates fall.  Inverse floaters can have the effect of providing a degree of investment leverage because they may increase or decrease in value in response to changes (e.g., changes in market interest rates) at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to the same changes.  Therefore, the market values of such securities are generally more volatile than the market values of fixed-rate securities (especially during periods when interest rates are fluctuating).  A Fund could lose money and its net asset value could decline if movements in interest rates are incorrectly anticipated.  Moreover, the markets for this type of security may be less developed and less liquid than the markets for traditional municipal securities.

Certain Funds may invest in municipal inverse floaters, which are a type of inverse floater in which a municipal bond is deposited with a special purpose vehicle (SPV), which issues, in return, the municipal inverse floater (which is comprised of a residual interest in the cash flows and assets of the SPV) plus proceeds from the issuance by the SPV of floating rate certificates to third parties.  This type of municipal inverse floater generally includes the right to “unwind” the transaction by (1) causing the holders of the floating rate certificates to tender their certificates at par and (2) returning the municipal inverse floater to the SPV in exchange for the original municipal bond.  If the holder of the inverse floater exercises this right, it would pay the par amount due on the floating rate certificates and exchange the municipal inverse floater for the underlying municipal bond.  The SPV may also be terminated for other reasons (as defined in its operative documents), such as a downgrade in the credit rating of the underlying municipal bond, a payment failure by or the bankruptcy of the issuer of the underlying municipal bond, the inability to remarket floating rate certificates or the SPV’s failure to obtain renewal of the liquidity agreement relating to the floating rate certificates.  In the event of such a termination, an investor, such as a Fund, shall have the option but not the obligation to effect the economic equivalent of an “unwind” of the transaction.  The holder of a municipal inverse floater generally bears all of the investment risk associated with the underlying bond.

Inverse floating rate securities are subject to the risks inherent in derivative instruments.  See “Derivative Instruments” herein.

INVESTMENT GRADE SECURITIES. Certain Funds are permitted to invest in debt securities rated within the four highest rating categories (e.g., “Aaa”, “Aa”, “A” or “Baa” by Moody’s Investors Service, Inc. (“Moody’s”), “AAA”, “AA”, “A” or “BBB” by Standard and Poor’s Corporation (“S&P”) or “AAA”, “AA”, “A” or “BBB” by Fitch, Inc. (“Fitch”)) (or, if unrated, securities of comparable quality as determined by the sub-adviser) (see Appendix A to this SAI for a description of applicable securities ratings).  These securities are generally referred to as “investment grade securities.” Each rating category has within it different gradations or sub-categories.  If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category.  If a security is downgraded to a rating category that does not qualify for investment, the sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.  Debt securities carrying the fourth highest rating (e.g., “Baa” by Moody’s, “BBB” by S&P and “BBB” by Fitch) and unrated securities of comparable quality (as determined by the sub-adviser) are considered to have speculative characteristics with respect to the issuer’s continuing ability to meet principal and interest payments, involve a higher degree of risk and are more sensitive to economic change than higher rated securities.

INVESTMENT STRATEGY RISK.  Investment strategy risk is the risk that, if the sub-adviser’s investment strategy does not perform as expected, a Fund could underperform its peers or lose money.  There is no guarantee that a Fund’s investment objective will be achieved.

INVESTMENTS IN EMERGING MARKET SECURITIES.  Certain Funds may invest in securities of issuers that conduct their principal business activities in, or whose securities are traded principally on exchanges located in, less developed countries considered to be “emerging markets.”  Emerging markets are those markets included in emerging market or equivalent classifications by the World Bank, the International Finance Corporation, the United Nations (and its agencies) or markets the Fund’s benchmark index provider designates as emerging. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. Investing in emerging market securities involves not only the risks described above with respect to investing in foreign securities, but also other risks that may be more severe and pervasive than those present in foreign countries with more developed markets.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  The value of a Fund’s investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other restrictions in emerging market countries.  In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled.  There is no assurance that such expropriations will not reoccur.  In such circumstances, it is possible that a Fund could lose the entire amount of its investments in the affected market.

Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war and ethnic, religious and racial conflicts.  A Fund’s emerging market investments may introduce exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries.  Other characteristics of emerging markets that may affect investments include national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property.  Also, the typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may result in lack of liquidity and price volatility of those securities.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Certain Funds may also invest in securities of issuers that conduct their principal business activities in, or whose securities are traded principally on exchanges located in, “frontier markets.”  Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.  This magnification of risks is the result of a number of factors, including: government ownership or control of parts of the private sector and of certain companies; trade barriers; exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; less uniformity in accounting and reporting requirements; unreliable securities valuation; greater risk associated with custody of securities; and the relatively new and unsettled securities laws in many frontier market countries.  In addition, the markets of frontier countries typically have low trading volumes, leading to a greater potential for extreme price volatility and illiquidity. This volatility may be further increased by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the net asset value of a Fund. All of these factors make investing in frontier market countries significantly riskier than investing in other countries, including more developed and traditional emerging market countries, and any one of them could cause the net asset value of a Fund’s shares to decline.

In addition to the risks of foreign investing and the risks of investing in emerging or frontier markets, investments in certain countries with recently developed markets and structures, such as Nigeria, Croatia and Russia, implicate certain specific risks.  Because of the recent formation of these securities markets and the underdeveloped state of these countries’ banking systems, settlement, clearing and registration of securities transactions are subject to significant risks.  Share ownership is often defined and evidenced by extracts from entries in a company’s share register, but such extracts are neither negotiable instruments nor effective evidence of securities ownership.  Further, the registrars in these countries are not necessarily subject to effective state supervision or licensed by any governmental entity, there is no central registration system for shareholders and it is possible for a Fund to lose its entire ownership rights through fraud, negligence or mere oversight.  In addition, while applicable regulations may impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.  In Croatia, these risks are limited to investments in securities that are not traded on the national stock exchange.  However, in other countries, including Nigeria and Russia, all securities investments are subject to these risks.

Risks of Investments in Russia. A Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a Fund to lose its registration through fraud, negligence or mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While the Funds intend to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to a Fund.

Certain of the companies in which the Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations.  In particular, as a result of recent events involving Ukraine and Russia, the United States and other countries have imposed economic sanctions on certain Russian individuals and a financial institution. The United States or other countries could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of a Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities.  These sanctions, could also impair a Fund’s ability to meet its investment objective.  For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions.  In addition, the sanctions may require a Fund to freeze its existing investments in companies operating in or having dealings with sanctioned countries, prohibiting the Fund from selling or otherwise transacting in these investments.  This could impact a Fund’s ability to sell securities or other financial instruments as needed to meet shareholder redemptions.  A Fund could seek to suspend redemptions in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine the value of its net assets.

LENDING PORTFOLIO SECURITIES.  Subject to its investment restrictions set forth under “Investment Objectives and Policies”, and subject to the Board’s approval, each Fund may from time to time lend portfolio securities to broker-dealers and other institutions as a means of earning additional income.  If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines, which must be approved by the Board.  The borrower is also required to pay the Fund any dividends or distributions accruing on the loaned securities.

A Fund does not have the right to vote proxies for securities that are on loan, but in order to vote the proxies it may recall loaned securities.  The Board has in the past and may in the future approve guidelines that define circumstances (generally, those that may have a material effect on the Fund’s investment) under which a Fund security should be restricted from lending (or recalled from lending) so that its proxies can be voted.  The Fund’s right to recall loaned securities for purposes of voting proxies may not be exercised if, for example, the Board-approved guidelines did not require the security to be restricted from lending or recalled, or if it is determined to be in the best interests of the Fund not to restrict or recall the security in order instead to earn additional income on the loan.  For more information about proxy voting policies and instances in which a Fund’s sub-adviser may choose not to vote proxies, see “Proxy Voting Policies and Procedures” below.

A Fund is subject to certain risks while its securities are on loan, including the following:  (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the risk that the principal value of the collateral invested may decline;  (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to recall the securities for purposes of voting may not be effective.

LIQUIDATION OF FUNDS.  The Board may determine to close and liquidate a Fund at any time.  Reasonable advance notice of the liquidation will be provided to shareholders.  The timing of any liquidation may not be favorable to certain individual shareholders.

MARKET RISK.  Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that such markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.

MASTER LIMITED PARTNERSHIP (“MLP”) RISK.  Securities of master limited partnerships are listed and traded on U.S. securities exchanges.  The value of an MLP fluctuates predominately based on its financial performance, as well as changes in overall market conditions. Investments in MLPs involve risks that differ from investments in common stocks, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.  In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors.

MID CAP STOCK RISK.  Mid capitalization stocks involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.  Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.  These companies often have narrower markets, more limited operating or business history and more limited managerial or financial resources than larger, more established companies.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.  Generally, the smaller the company’s size, the greater these risks.

MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES. Each Fund may hold cash and invest in money market instruments at any time. Each Fund may invest some or all of its assets in cash, high quality money market instruments and shares of money market investment companies for temporary defensive purposes in response to adverse market, economic or political conditions when its sub-adviser, subject to the overall supervision of HFMC, deems it appropriate.

Money market instruments include, but are not limited to: (1) banker’s acceptances; (2) obligations of governments (whether U.S. or foreign) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars) and foreign branches of foreign banks; (6) asset-backed securities; and (7) repurchase agreements.  Each Fund may also invest in registered money market funds that invest in money market instruments, as permitted by regulations adopted under the 1940 Act. A Fund’s ability to redeem shares of a money market fund may be impacted by recent regulatory changes relating to money market funds which permit the potential imposition of liquidity fees and redemption gates under certain circumstances.

MORTGAGE-RELATED SECURITIES.  The mortgage-related securities in which certain Funds may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks, various governmental, government-related and private organizations and others.  The Funds may also invest in similar mortgage-related securities that provide funds for multi-family residences or commercial real estate properties.

Mortgage-related securities are subject to certain unique risks.  Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates.  As a result, in a period of rising interest rates, if a Fund holds mortgage-backed securities, it may exhibit additional volatility.  This is known as “extension risk.”  In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.”  When interest rates decline, borrowers may pay off their mortgages sooner than expected.  This can reduce the returns of a Fund because the Fund may have to reinvest that money at lower prevailing interest rates.  Mortgage-related securities are also subject to the risk that the underlying loans may not be repaid.  The value of mortgage-related securities can also be significantly affected by the market’s perception of the issuers and the creditworthiness of the parties involved.

The yield characteristics of mortgage securities differ from those of traditional debt securities.  Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time.  The risks associated with prepayment and the rate at which prepayment may occur are influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers and unemployment rates.

Mortgage securities differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity.  As a result, the holder of the mortgage securities (e.g., a Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages.  When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities.  For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of “locking in” long-term interest rates.

Mortgage-related securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations.  Multiple-class mortgage-related securities are referred to herein as “CMOs.” Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools.  Investors typically receive payments out of the interest and principal on the underlying mortgages, which payments and the priority thereof are determined by the specific terms of the CMO class.  CMOs involve special risks, and evaluating them requires special knowledge.

CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity.  As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, any given CMO structure may react differently from the way anticipated and thus affect the Fund’s portfolio in different, and possibly negative, ways.  Market changes may also result in increased volatility in market values and reduced liquidity.

Certain classes of CMOs and other mortgage-related securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates, such as interest-only (“IO”) and principal-only (“PO”) classes.  IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets.  If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced.  In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or rated AAA or the equivalent.  Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets.  PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Inverse floating rate CMOs, which pay interest at a rate that decreases when a specified index of market rates increases (and vice versa), also may be extremely volatile.  If the Funds purchase mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied.  For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to holders of the securities, which would thus reduce the values of the securities or in some cases render them worthless. The Funds may invest in mortgage-backed securities issued by the U.S. Government.  See “U.S. Government Securities Risk” below.  To the extent a Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks.  Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer.  There can be no assurance that the private insurers can meet their obligations under the policies.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a Fund.  The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.  Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

MUNICIPAL SECURITIES. Municipal securities primarily include debt obligations of the states and their agencies, universities, boards, authorities and political subdivisions (e.g., cities, towns, counties, school districts, authorities and commissions), which are issued to obtain funds for public purposes, including the construction or improvement of a range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works.  Municipal securities may also be issued for other public purposes such as  the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, district heating, the purchase of street maintenance and firefighting equipment or any authorized corporate purpose of the issuer, except for the payment of current expenses.  Certain types of industrial development (or private activity) bonds may be issued by or on behalf of public corporations to finance privately operated housing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal.  In addition, structured securities, such as tobacco bonds, may be issued by municipal entities to securitize future payment streams.  Such obligations are included within the term municipal securities if the interest payable thereon is, in the opinion of bond counsel, exempt from federal income taxation (but, note that municipal securities may include securities that pay interest income subject to the Alternative Minimum Tax).

The two principal classifications of municipal securities are general obligation bonds and limited obligation (or revenue) bonds.  General obligation bonds are obligations payable from the issuer’s general unrestricted revenues and not from any particular fund or revenue source.  The characteristics and methods of enforcement of general obligation bonds vary according to the laws applicable to the particular issuer.  Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source, such as the user of the facility.  Industrial development bonds are in most cases limited obligation bonds payable solely from specific revenues, pledged to payment of the bonds, of the project to be financed.  The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities (or the credit standing of a third-party guarantor or other credit enhancement participant, if any).  There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, depending on various factors (see Appendix A of this SAI).  The yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue.  The ratings of the various rating agencies represent their opinions as to the quality of the municipal securities which they undertake to rate.  However, the ratings are general, not absolute, standards of quality.  Consequently, municipal securities of the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.

Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities and the possibility of future legislative changes that could affect the market for and value of municipal securities.  These risks also include:

General Obligation Bonds Risk — The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal.  Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue (or Limited Obligation) Bonds Risk — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source.  These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity (or Industrial Development) Bonds Risk — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise.  The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.  If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.

Moral Obligation Bonds Risk — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality.  If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risk — Municipal notes are shorter term municipal debt obligations.  They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts.  If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

Municipal Bankruptcy Risk — The City of Detroit filed for federal bankruptcy protection on July 18, 2013. The bankruptcy of large cities such as Detroit is relatively rare, making the consequences of such bankruptcy filings difficult to predict. Accordingly, it is unclear what impact a large city’s bankruptcy filing would have on the city’s outstanding obligations or on the obligations of other municipal issuers in that state. It is possible that the city could default on, restructure or otherwise avoid some or all of these obligations, which may negatively affect the marketability, liquidity and value of securities issued by the city and other municipalities in that state. For Funds that may hold securities that are affected by a city’s bankruptcy filing, a Fund’s investments in those securities may lose value, which could cause the Fund’s performance to decline.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation.  The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so.  Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.  However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover a Fund’s loss.

For the purpose of diversification under the 1940 Act, identifying the issuer of a municipal security depends on the terms of the security.  If a state or a political subdivision of such state pledges its full faith and credit to payment of a security, the state or the political subdivision will be deemed the sole issuer of the security.  If the security is backed only by the assets and revenues of an agency, authority or instrumentality of the state or a political subdivision, but not by the state or political subdivision itself, such agency, authority or instrumentality will be deemed to be the sole issuer.  Similarly, if the security is backed only by revenues of an enterprise or specific projects of the state, a political subdivision or agency, authority or instrumentality (e.g., utility revenue bonds), and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or projects will be deemed the sole issuer.  In the case of an industrial development bond, if the bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, such non-governmental user will be deemed to be the sole issuer.  If, however, in any of the above cases, the state, the political subdivision or some other entity guarantees a security, and the value of all securities issued or guaranteed by the guarantor and owned by a Fund exceeds 10% of the value of the Fund’s total assets, the guarantee will be considered a separate security and will be treated as an issue of the guarantor.

Municipal bonds are traded in the “over-the-counter” market among dealers and other large institutional investors, which, together with the broader fixed-income markets, began in the latter months of 2008 to experience increased volatility and decreased liquidity in response to challenging economic conditions and credit tightening.  If market liquidity decreases, a Fund may not be able to sell bonds readily at prices reflecting the values at which the bonds are carried on the Fund’s books.

OPERATIONAL RISKS.  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, inadequate or failed processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers.  While the Funds seek to minimize such events through controls and oversight, there may still be failures that could causes losses to a Fund.  In addition, as the use of technology increases, a Fund may be more susceptible to operational risks through breaches in cyber security.  A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or operational capacity.  As a result, a Fund may incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss.  In addition, cyber security breaches of a Fund’s third party service providers or issuers in which a Fund invests may also subject a Fund to many of the same risks associated with direct cyber security breaches.

OTHER CAPITAL SECURITIES.  Other capital securities encompass a group of instruments referred to in capital markets as “Hybrids,” “Tier I and Tier 2” and “TRUPS.” These securities give issuers flexibility in managing their capital structure.  The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity.  There are certain features that give the companies flexibility not commonly found in fixed income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default.  The deferral of interest payments, even for an extended period of time, is generally not an event of default, and the ability of the holders of such instruments to accelerate payment is generally more limited than with other debt securities.

OTHER INVESTMENT COMPANIES.  Certain Funds are permitted to invest in other investment companies sponsored by other fund families (including investment companies that may not be registered under the 1940 Act) such as holding company depository receipts (“HOLDRs”) and ETFs.  Securities in certain countries are currently accessible to the Funds only through such investments.  Investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment by the Funds of a portion of the expenses, including advisory fees, of such other investment companies.

These investments are subject to limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC.  Generally, a Fund will not purchase securities of an investment company if, as a result:  (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies; (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund; or (3) more than 5% of the Fund’s total assets would be invested in any one such investment company.  Please see “ETFs” above for more information.

PREFERRED STOCK RISK.  The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer’s credit quality, similar to debt securities.  The value of convertible preferred stocks varies in response to many factors, including, for example, the value of the underlying equity securities, general market and economic conditions and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

PRIVATE PLACEMENT RISK.  Investments in private placements are generally considered to be illiquid and may be difficult to sell at the time and at the price that are advantageous for a Fund.  In addition, less information may be available about companies that make private placements than about publicly offered companies.  Privately placed securities may be more difficult to value than publicly traded securities. These factors may have a negative effect on a Fund’s performance.

QUANTITATIVE INVESTING RISK.  Certain Funds may use quantitative analysis techniques to manage all or a portion of the Fund’s portfolio.  The value of securities selected using quantitative analysis can react differently to issuer, political, market and economic developments from the market as a whole or securities selected using only fundamental analysis.  The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.  In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

REAL ESTATE RELATED SECURITIES RISKS.  The main risk of real estate related securities is that the value of the underlying real estate may go down.  Many factors may affect real estate values, including the general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate.  The availability of mortgages and changes in interest rates may also affect real estate values.  Further, the real estate industry is particularly sensitive to economic downturns.  If a Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.

In addition to the risks surrounding real estate related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in real estate investment trusts (“REITs”) involve unique risks.  REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.  Like registered investment companies such as the Funds, REITs are not taxed on income distributed to shareholders so long as they comply with several requirements of the Code.  Investing in REITs involves certain risks.  REITS may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.  REITs are also subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code, the risks of financing projects, heavy cash flow dependency, default by borrowers, and self-liquidation.  In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area or a single type of property.  A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT.  Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming.  Because REITs are pooled investment vehicles that have expenses of their own, a Fund will indirectly bear its proportionate share of those expenses.  REITS are also subject to interest rate risks.

RECENT FIXED INCOME MARKET EVENTS.  The fixed income markets have experienced a period of extreme volatility that has negatively impacted a broad range of mortgage- and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors.  As a result, fixed income instruments are experiencing reduced liquidity, increased price volatility, credit downgrades and increased likelihood of default.  Domestic and international equity markets have also been experiencing heightened volatility and turmoil that has particularly affected issuers with exposure to the real estate, mortgage and credit markets.  During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and their yields to decline.  These events as well as continuing market upheavals may have an adverse effect on the Funds and may result in increased shareholder redemptions.

In 2008, the Federal Housing Finance Agency (“FHFA”) placed Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”) into conservatorship.  As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC.  FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.  In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury would purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise.  While the Federal Reserve’s purchases have terminated, the U.S. Treasury announced in 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth through the end of 2012.  In 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind-down of the retained portfolio, terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.  FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.  The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has broad authority to promote the orderly administration of FNMA’s and FHLMC’s affairs, including the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, and the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent.  Although FHFA has indicated that it has no present intention to repudiate or to transfer any guaranty obligations, holders of FNMA or FHLMC mortgage-backed securities would be adversely affected in the event that the FHFA exercised either of these powers granted to it under the Reform Act.  In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership.  The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to  replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent.  The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed.

In addition, following the recent global financial crisis, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve has purchased on the open market large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. As the Federal Reserve “tapers” or reduces the amount of securities it purchases pursuant to quantitative easing, and/or if the Federal Reserve raises the federal funds rate, there is a risk that interest rates will rise. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS.  A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment.  A reverse repurchase agreement is a term used to describe the opposite side of a repurchase transaction.  The party that purchases and later resells a security is said to perform a repurchase; the other party, that sells and later repurchases a security is said to perform a reverse repurchase.  Each Fund is permitted to enter into fully collateralized repurchase agreements.  Each Company’s Board of Directors has delegated to the sub-adviser the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements.  The sub-adviser will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest.  Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price.  A Fund could also lose money if it is unable to recover the securities and the value of the collateral held by the Fund is less than the value of the securities.  In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan.  If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor.  As an unsecured creditor, a Fund could lose some or all of the principal and interest involved in the transaction.  Reverse repurchase agreements are a type of borrowing that may increase the possibility of fluctuation in a Fund’s net asset value.

RESTRICTED SECURITIES.  A Fund may invest in securities that are not registered under the Securities Act (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Funds’ investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted securities could hamper a Fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element. Transactions in restricted securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted securities. Where registration is required for restricted securities a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms than when it decided to sell the security.  A Fund may purchase securities that may have restrictions on transfer or resale (including Rule 144A securities and Regulation S securities).  Depending upon the circumstances, a Fund may only be able to sell these securities in the United States if an exemption from registration under the federal and state securities laws is available or may only be able to sell these securities outside of the United States (such as on a foreign exchange).  These securities may either be determined to be liquid or illiquid pursuant to policies and guidelines established by the respective Company’s Board of Directors. See also “Private Placement Risk” above.

SECURITIES TRUSTS.  Certain Funds may invest in securities trusts, which are investment trust vehicles that maintain portfolios comprised of underlying debt securities that are generally unsecured.  These instruments are purchased in the cash markets and vary as to the type of underlying security, but include such underlying securities as corporate investment grade and high yield bonds and credit default swaps.  Examples include TRAINS, TRACERS, CORE and funded CDX.  Holders of interests in these structured notes receive income from the trusts in respect of principal or interest paid on the underlying securities.  By investing in such notes, a Fund will indirectly bear its proportionate share of any expenses paid by such notes in addition to the expenses of such Fund.

Investments in these structured products are subject to the same risks that would be associated with direct investments in the underlying securities of the structured notes.  These risks include substantial market price volatility resulting from changes in prevailing interest rates; default or bankruptcy of issuers of the underlying securities; subordination to the prior claims of banks and other senior lenders in the case of default; and early repayment by issuers during periods of declining interest rates because of mandatory call or redemption provisions.  In addition, structured note products may have difficulty disposing of the underlying securities because of thin trading markets.

SMALL CAPITALIZATION SECURITIES.  Certain Funds may invest in equity securities (including securities issued in initial public offerings) of companies with smaller market capitalizations.  Because the issuers of small capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources, may have less historical data with respect to operations and management and may be more dependent on a limited number of key employees.  As a result, small capitalization securities are often less marketable than securities of larger or more well-established companies.  Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to:  (i) less certain growth prospects; (ii) lower degrees of liquidity in the markets for such stocks; (iii) thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time; (iv) limited product lines, markets or financial resources; (v) dependence on a few key management personnel; and (vi) increased susceptibility to losses and bankruptcy and increased transaction costs.

SOVEREIGN DEBT.  Investments in sovereign debt involve special risks.   The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default.  Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment.  Some of these countries are also characterized by political uncertainty or instability.  Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies.  If a government entity defaults, it may ask for more time in which to pay or for further loans.  There is no legal process for collecting sovereign debt that a government does not pay, and there are no bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.   Additionally, the financial markets have recently seen an increase in volatility and adverse trends due to uncertainty surrounding the level and sustainability of sovereign debt of certain countries that are part of the European Union, including Greece, Spain, Ireland, Italy and Portugal.  This has adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe.  Outside of the European Union, Iceland has also experienced adverse trends due to high debt levels and excessive lending.

A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities.  Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors.  The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund’s ability to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event, such as deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value.  See also “Foreign Investments” above.

STRIPPED SECURITIES RISK.  Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

STRUCTURED SECURITIES.  Because structured securities of the types in which a Fund may invest typically involve no credit enhancement, their credit risk is generally equivalent to that of the underlying instruments.  Certain Funds are permitted to invest in classes of structured securities that are either subordinated or unsubordinated with respect to the right to payment of another class.  Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.  Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.  Certain issuers of such securities may be deemed to be “investment companies” as defined in the 1940 Act. Therefore, a Fund’s investment in structured securities may be limited by certain investment restrictions contained therein.

TAXABLE INCOME RISK.  Taxable income risk is the risk that a Fund may invest in securities or other instruments that produce income subject to income tax, including the Alternative Minimum Tax.

TO BE ANNOUNCED (TBA) SECURITIES RISK.  TBA securities include when-issued and delayed delivery securities and forward commitments.  A Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis.  When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction.  A Fund may sell the securities before the settlement date if the sub-adviser deems it advisable.  Distributions attributable to any gains realized on such a sale are taxable to shareholders.  When-issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery.  There are also the risks that the security will never be issued or that the other party to the transaction will not meet its obligation.  If this occurs, a Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Short Sales of TBA Securities Risk.  Certain Funds may also engage in shorting of TBAs. When a Fund enters into a short sale of a TBA security it effectively agrees to sell a security it does not own at a future price and date.  Although most TBA short sales transactions are closed prior to any requirement to deliver the security sold short, if a Fund does not close the position, such Fund may have to purchase the securities needed to settle the short sale at a higher price than anticipated, which would cause the Fund to lose money.  A Fund may not always be able to purchase securities to close out the short position at a particular time or at an attractive price.  A Fund may incur increased transaction costs associated with selling TBA securities short. In addition, taking short positions in TBA securities may result in a form of leverage which could increase the volatility of the Fund’s returns.  A Fund may also engage in short sales of TBA securities when it contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. If a Fund sells securities in this manner, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises.  If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale.

U.S. GOVERNMENT SECURITIES RISK.  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics.  Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government.  No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.  The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury.  It is possible that these issuers will not have the funds to meet their payment obligations in the future.

VALUE ORIENTATION RISK.  Using a value orientation to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers.  Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.  Also, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

VOLATILITY RISK.  Share price, yield and total return may fluctuate more than with funds that use a different investment strategy.

WARRANTS AND RIGHTS RISK.  Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.  Rights are similar to warrants but normally have a short life span to expiration.  The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right’s or warrant’s expiration.  Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.  Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

ZERO COUPON SECURITIES.  A zero coupon security is a security that makes no interest payments but is instead sold at a deep discount from its face value.  While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently.  As with other fixed income securities, zero coupon bonds are subject to interest rate and credit risk.  Some of these securities may be subject to substantially greater price fluctuations during periods of changing market rates than comparable securities that pay interest currently.  Longer term zero coupon bonds have greater interest rate risk than shorter term zero coupon bonds.

PORTFOLIO TURNOVER

During the fiscal years ended December 31, 2014 and December 31, 2013, the portfolio turnover rate for each Fund was as follows:

Fund	2014	2013
Balanced HLS Fund	29%	31%
Capital Appreciation HLS Fund	89%	86%
Disciplined Equity HLS Fund	63%	23%
Dividend and Growth HLS Fund	19%	25%
Global Growth HLS Fund	82%	71%
Growth Opportunities HLS Fund	145%	119%
Healthcare HLS Fund	33%	33%
High Yield HLS Fund	39%	46%
International Opportunities HLS Fund	90%	100%
MidCap HLS Fund	42%	34%
MidCap Value HLS Fund	31%	49%
Small Company HLS Fund	90%	96%
Small/Mid Cap Equity HLS Fund	108%	128%
SmallCap Growth HLS Fund	117%	81%

Fund	2014	2013
Stock HLS Fund	20%	27%
Total Return Bond HLS Fund	84%	81%
U.S. Government Securities HLS Fund	37%	39%
Ultrashort Bond HLS Fund	40%	6%*
Value HLS Fund	14%	19%

* Portfolio turnover rate is from 10/21/2013 through 12/31/2013

DISCLOSURE OF PORTFOLIO HOLDINGS

Each HLS Fund will publicly disclose its complete month-end portfolio holdings, except certain de minimis or short-term investments, on the HLS Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month.

Each HLS Fund also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except that if the HLS Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the HLS Fund will publicly disclose its largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding).

Each HLS Fund, the HLS Fund’s investment manager, the HLS Fund’s distributor (collectively, “Hartford”) or the HLS Fund’s sub-adviser also may confidentially or publicly disclose portfolio holdings on a more frequent basis if approved by the HLS Fund’s Chief Compliance Officer (“CCO”) and at least one other HLS Fund officer in accordance with the HLS Fund’s disclosure policy.

Portfolio holdings are disclosed to the HLS Funds’ custodian, independent registered public accounting firm, pricing service vendors and other persons who provide systems or software support in connection with HLS Fund operations, including accounting, compliance support and pricing, to the extent they require access to such information in order to fulfill their contractual obligations to the HLS Funds.  Portfolio holdings may also be disclosed to persons assisting an HLS Fund or its investment sub-adviser in the voting of proxies and to the HLS Fund’s bank lenders.  In connection with managing an HLS Fund, such HLS Fund’s investment manager or sub-adviser may disclose the HLS Fund’s portfolio holdings to third-party vendors that provide analytical systems services to the HLS Fund’s investment manager or sub-adviser on behalf of the HLS Fund and to certain third party industry information vendors, institutional investment consultants and asset allocation service providers.  With respect to each of these entities, portfolio holdings information will be released only in accordance with the above requirements.  From time to time, an HLS Fund may disclose portfolio holdings to other parties to the extent necessary in connection with actual or threatened litigation.

The “Hartford Funds” consist of The Hartford Alternative Strategies Fund and series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.  One or more of the Hartford Funds have entered into ongoing arrangements to disclose portfolio holdings to the following entities:

Brown Brothers Harriman & Co.

Class Action Claims Management

Cognizant Technology Solutions

Confluence Technologies

Ernst & Young LLP (each Fund’s Independent Registered Public Accounting Firm)

FactSet Research Systems Inc.

Glass, Lewis & Co.

Interactive Data Corporation

Investment Technology Group, Inc.

J.P. Morgan Chase

J.P. Morgan Securities, Inc.

Lipper Inc.

Markit WSO Corporation

Merrill Lynch, Pierce, Fenner & Smith Incorporated

State Street Bank and Trust Company

State Street Investment Management Solutions

SunGard Expert Solutions

Synthesis Technology

TerraNua U.S. Corp.

Wolters Kluwer Financial Services

Portfolio holdings are disclosed at various times to Lipper Inc. (on a monthly basis with a lag time of two days) in order to fulfill its obligations to the Hartford Funds.  Portfolio holdings are disclosed on a daily basis to Brown Brothers Harriman & Co., FactSet Research Systems Inc., Glass Lewis & Co., Investment Technology Group, Inc. (for certain Hartford Funds), J.P. Morgan Chase, Markit WSO Corporation (for certain Hartford Funds), State Street Bank and Trust Company, State Street Investment Management Solutions, SunGard Expert Solutions and TerraNua U.S. Corp.  Portfolio holdings are disclosed to J.P. Morgan

Securities, Class Action Claims Management, Synthesis Technology and Wolters Kluwer Financial Services on a monthly basis, with lag times of one day, two days, five days, and two days, respectively.  Portfolio holdings are disclosed to Confluence Technologies, Interactive Data Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Synthesis Technology on a quarterly basis, with lag times of three, three, two and twelve business days, respectively. Portfolio holdings are disclosed to Cognizant Technology Solutions as needed, with no delay.  Portfolio holdings are disclosed to the Hartford Funds’ independent registered public accounting firm at least annually and otherwise upon request as necessary to enable the Hartford Funds’ independent registered public accounting firm to provide services to the Hartford Funds, with no lag time.  Additionally, when purchasing and selling its portfolio securities through broker-dealers, requesting bids on securities or obtaining price quotations on securities, the Hartford Funds may disclose one or more of their portfolio securities to the party effecting the transaction or providing the information.

Additionally, Hartford or the sub-adviser may provide oral or written information (“portfolio commentary”) about an HLS Fund, including, but not limited to, how the HLS Fund’s investments are divided among (i) various sectors, industries and countries, (ii) value and growth stocks and small, mid and large-cap stocks, (iii) stocks, bonds, currencies and cash and, as applicable, (iv) types of bonds, bond maturities, bond coupons and bond credit quality ratings.  This portfolio commentary may also include information on factors that contributed to the HLS Fund’s performance, including these relative weightings. Hartford or the sub-adviser may also provide oral or written information (“statistical information”) about various financial characteristics of an HLS Fund or its underlying portfolio securities including, but not limited to, beta, duration, maturity, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, tracking error, weighted average quality, market capitalization, percent debt to equity, dividend yield or growth, default rate, portfolio turnover, risk and style characteristics or other similar information. This portfolio commentary and statistical information about an HLS Fund may be based on the HLS Fund’s most recent quarter-end portfolio, month-end or on some other interim period. Portfolio commentary and statistical information may be available on the HLS Funds’ website or may be provided to members of the press, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers or current or potential shareholders in a Fund or their representatives.  The content and nature of the information provided to each of these persons may differ.

Hartford and the sub-adviser have implemented procedures reasonably designed to ensure that (1) any disclosure of an HLS Fund’s portfolio securities is made pursuant to a practice or arrangement approved in accordance with the HLS Fund’s policy; (2) personnel who are in a position to disclose HLS Fund portfolio holdings are appropriately trained to comply with the HLS Funds’ policies regarding the disclosure of portfolio holdings; and (3) each approved disclosure arrangement or practice is documented by the HLS Funds’ CCO or his/her designee.

In no event will Hartford or the sub-adviser or any affiliate thereof be permitted to receive compensation or other consideration in connection with the disclosure of HLS Fund portfolio holdings.

The HLS Funds’ CCO is responsible for addressing conflicts of interest between the interests of HLS Fund shareholders, on the one hand, and the interests of an HLS Fund’s investment manager, investment sub-adviser, principal underwriter, or any affiliated person of an HLS Fund, its investment manager, investment sub-adviser, or its principal underwriter, on the other.  Every violation of the portfolio holdings disclosure policy must be reported to the HLS Funds’ CCO.

The Boards of Directors of each Company review and approve the HLS Funds’ policy on disclosure of portfolio holdings.  The CCO for the HLS Funds’ investment manager will provide summaries of all newly approved arrangements and report exceptions to and material violations of this policy to the Boards of Directors of the applicable Company.  There can be no assurance, however, that the HLS Funds’ portfolio holdings disclosure policy will prevent the misuse of such information by individuals or firms that receive such information.

FUND MANAGEMENT

The Board of Directors and officers of the Companies, their business addresses, principal occupations for at least the past five years and years of birth are listed in the tables below.  Each Company’s Board of Directors (i) provides broad supervision over the affairs of the Company and the HLS Funds and (ii) elects officers who are responsible for the day-to-day operations of the HLS Funds and the execution of policies formulated by the Boards of Directors.  The first table below provides information about those directors who are deemed not to be “interested persons” of the Companies, as that term is defined in the 1940 Act (i.e., “non-interested directors”), and the second table below provides information about the Companies’ “interested” directors and the Companies’ officers.

NON-INTERESTED DIRECTORS

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
HILARY E. ACKERMANN (1956) c/o Hartford Funds 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road Radnor, PA 19087	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc. (an independent power company) from October 2012 to present.	66	Ms. Ackermann serves as a Director of Dynegy, Inc. (a power company) (October 2012 to present).

LYNN S. BIRDSONG (1946) c/o Hartford Funds 5 Radnor Corporate Center, Suite 300 100 Matsonford Road Radnor, PA 19087	Director	Since 2003

Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

				66	None

ROBERT M. GAVIN (1940) c/o Hartford Funds 5 Radnor Corporate Center, Suite 300 100 Matsonford Road Radnor, PA 19087	Director and Chairman of the Board	Director since 2002(1) Director since 1986(2) Chairman of the Board for each Company since 2004	Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.	66	None

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
DUANE E. HILL (1945) c/o Hartford Funds 5 Radnor Corporate Center, Suite 300 100 Matsonford Road Radnor, PA 19087	Director	Since 2001(1) Since 2002(2)	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	66	None

SANDRA S. JAFFEE (1941) c/o Hartford Funds 5 Radnor Corporate Center, Suite 300 100 Matsonford Road Radnor, PA 19087	Director	Since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Corps Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College (September 2007 to present).

				66	None

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
WILLIAM P. JOHNSTON (1944) c/o Hartford Funds 5 Radnor Corporate Center, Suite 300 100 Matsonford Road Radnor, PA 19087	Director	Since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

				66	None

PHILLIP O. PETERSON (1944) c/o Hartford Funds 5 Radnor Corporate Center, Suite 300 100 Matsonford Road Radnor, PA 19087	Director	Since 2002(1) Since 2000(2)	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	66	Mr. Peterson is a Trustee of the William Blair Funds (February 2007 to current) (26 funds overseen).

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
LEMMA W. SENBET (1946) c/o Hartford Funds 5 Radnor Corporate Center, Suite 300 100 Matsonford Road Radnor, PA 19087	Director	Since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

				66	None

(1)	For Hartford Series Fund, Inc.
(2)	For Hartford HLS Series Fund II, Inc.
*	Term of Office: Each director may serve until his or her successor is elected and qualifies.

OFFICERS AND INTERESTED DIRECTORS

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

JAMES E. DAVEY** (1964) c/o Hartford Funds 5 Radnor Corporate Center, Suite 300 100 Matsonford Road Radnor, PA 19087	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

				66	N/A

ANDREW S. DECKER (1963) c/o Hartford Funds 5 Radnor Corporate Center, Suite 300 100 Matsonford Road Radnor, PA 19087	AML Compliance Officer	Since 2015

Mr. Decker currently serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.

				N/A	N/A

MICHAEL FLOOK (1965) c/o Hartford Funds 5 Radnor Corporate Center, Suite 300 100 Matsonford Road Radnor, PA 19087	Vice President, Treasurer and Controller	Since 2015

Mr. Flook currently serves as the Treasurer of HFMG. Mr. Flook served as Assistant Treasurer for each Company, The Hartford Alternative Strategies Fund and the Retail Funds from February 2015 to March 2015. Mr. Flook joined The Hartford in 2014. Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014.

				N/A	N/A

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

EDWARD P. MACDONALD (1967) c/o Hartford Funds 5 Radnor Corporate Center, Suite 300 100 Matsonford Road Radnor, PA 19087	Vice President, Secretary and Chief Legal Officer	Since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

				N/A	N/A

JOSEPH G. MELCHER (1973) c/o Hartford Funds 5 Radnor Corporate Center, Suite 300 100 Matsonford Road Radnor, PA 19087	Vice President and Chief Compliance Officer	Since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

				N/A	N/A

VERNON J. MEYER (1964) c/o Hartford Funds 5 Radnor Corporate Center, Suite 300 100 Matsonford Road Radnor, PA 19087	Vice President	Since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

				N/A	N/A

LAURA S. QUADE (1969) c/o Hartford Funds 5 Radnor Corporate Center, Suite 300 100 Matsonford Road Radnor, PA 19087	Vice President	Since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

				N/A	N/A

(1)	For Hartford Series Fund, Inc.
(2)	For Hartford HLS Series Fund II, Inc.
*	Term of Office: Each officer and Director may serve until his or her successor is elected and qualifies.

**	“Interested person”, as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HFMC or affiliated companies.

All directors and officers of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. also hold corresponding positions with The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and The Hartford Alternative Strategies Fund.

BOARD OF DIRECTORS.  Each Company has a Board of Directors.  The same directors serve on the Board of each Company.  The Board is responsible for oversight of the Funds.  The Board elects officers who are responsible for the day to day operations of the Funds.  The Board oversees the investment manager and the other principal service providers of the Funds.  The Board currently holds six regularly scheduled meetings throughout each year.  In addition, the Board may hold special meetings at other times either in person or by telephone.  As described in more detail below, the Board has established five standing committees that assist the Board in fulfilling its oversight responsibilities:  the Audit Committee, Compliance Committee, Contracts Committee, Investment Committee and Nominating and Governance Committee (collectively, the “Committees”).

The Board is chaired by an Independent Director.  The Independent Chairman (i) presides at Board meetings and participates in the preparation of agendas for the meetings, (ii) acts as a liaison with the Funds’ officers, investment manager and other directors between meetings and (iii) coordinates Board activities and functions with the Chairmen of the Committees.  The Independent Chairman may also perform such other functions as may be requested by the Board from time to time.  The Board has determined that the Board’s leadership and committee structure is appropriate because it provides structure for the Board to work effectively with management and service providers and facilitates the exercise of the Board’s independent judgment.  In addition, the committee structure permits an efficient allocation of responsibility among the Directors.

The Board oversees risk as part of its general oversight of the Funds and risk is addressed as part of various Board and Committee activities.  The Funds are subject to a number of risks, including investment, compliance, financial, operational and valuation risks.  The Funds’ officers and service providers, which are responsible for the day to day operations of the Funds, implement risk management in their activities.  The Board recognizes that it is not possible to identify all of the risks that may affect the Funds, and that it is not possible to develop processes and controls to eliminate all risks and their possible effects.  The Audit Committee plays a lead role in receiving reports from management regarding risk assessment and management.  In particular, the investment manager has established an internal committee focused on risk assessment and risk management related to the operations of the Funds and the investment manager, and the chairperson of that committee reports to the Audit Committee on a semi-annual basis (or more frequently if appropriate).  Other committees also review matters relating to risk.  The Compliance Committee assists the Board in overseeing the activities of the Funds’ CCO, and the CCO provides an annual report to the Compliance Committee and the Board regarding material compliance matters.  The Compliance Committee and the Board receive and consider other reports from the CCO throughout the year.  The Investment Committee assists the Board in overseeing investment matters.  The Investment Committee receives reports from the investment manager relating to investment performance, including information regarding investment risk.  The Audit Committee assists the Board in reviewing financial matters, including matters relating to financial reporting risks and valuation risks.  The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

STANDING COMMITTEES.  Each Board of Directors has established an Audit Committee, a Compliance Committee, a Contracts Committee, an Investment Committee and a Nominating and Governance Committee (formerly known as the Nominating Committee).

Each Audit Committee currently consists of the following non-interested directors:  Hilary E. Ackermann, Sandra S. Jaffee, William P. Johnston and Phillip O. Peterson.  Each Audit Committee (i) oversees the Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers, (ii) assists the applicable Board of Directors in its oversight of the qualifications, independence and performance of the Funds’ independent registered public accounting firm; the quality, objectivity and integrity of the Funds’ financial statements and the independent audit thereof; and the performance of the Fund’s internal audit function, and (iii) acts as a liaison between the Funds’ independent registered public accounting firm and the respective full board.  The Funds’ independent registered accounting firm reports directly to each Audit Committee, and each Audit Committee regularly reports to its applicable Board of Directors.

Each Compliance Committee currently consists of Hilary E. Ackermann, Sandra S. Jaffee, William P. Johnston and Phillip O. Peterson.  Each Compliance Committee assists the applicable Board in its oversight of the implementation by the Funds of policies and procedures that are reasonably designed to prevent the Funds from violating the Federal securities laws.

Each Contracts Committee currently consists of all non-interested directors of the HLS Funds:  Hilary E. Ackermann, Lynn S. Birdsong, Robert M. Gavin, Duane E. Hill, Sandra S. Jaffee, William P. Johnston, Phillip O. Peterson and Lemma W. Senbet.  Each Contracts Committee assists the applicable Board in its consideration and review of fund contracts and the consideration of strategy-related matters.

Each Investment Committee currently consists of Lynn S. Birdsong, Robert M. Gavin, Duane E. Hill and Lemma W. Senbet.  Each Investment Committee assists the applicable Board in its oversight of the Funds’ investment performance and related matters.

Each Nominating and Governance Committee currently consists of all non-interested directors of the HLS Funds: Hilary E. Ackermann, Lynn S. Birdsong, Robert M. Gavin, Duane E. Hill, Sandra S. Jaffee, William P. Johnston, Phillip O. Peterson and Lemma W. Senbet.  Each Nominating and Governance Committee (i) screens and selects candidates to the applicable Board of Directors and (ii) periodically reviews and evaluates the compensation of the non-interested directors and makes recommendations to the Board of Directors regarding the compensation of, and expense reimbursement policies with respect to, non-interested directors.  The Nominating and Governance Committee will consider nominees recommended by shareholders for non-interested director positions if a vacancy among the non-interested directors occurs and if the nominee meets the Committee’s criteria.

During the fiscal year ended December 31, 2014, the above referenced committees of each of the Companies met the following number of times: Audit Committee — 5 times, Investment Committee - 6 times, Nominating and Governance Committee — 3 times, Contracts Committee — 1 time and the Compliance Committee — 4 times.

All Directors and officers of the Companies are also directors and officers of three other registered investment companies in the fund complex, which is comprised of those investment companies for which HFMC serves as investment adviser.

DIRECTOR QUALIFICATIONS.  The governing documents for the Companies do not set forth any specific qualifications to serve as a Director.  The Charter for the Nominating and Governance Committee also does not set forth any specific qualifications, but it does set forth criteria that the Committee should consider as a minimum requirement for consideration as an independent director, including:  15 years of business or academic experience in a management, administrative or other oversight capacity; a college degree or business experience equivalent to a college degree; an ability to invest in the HLS Funds; a person of high ethical standards; and a person able to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of HLS Fund shareholders.

The Board has concluded, based on each director’s experience, qualifications, attributes or skills, on an individual basis and in combination with those of other directors, that each director is qualified to serve as a director for the HLS Funds.  Among the attributes and skills common to all directors are the ability to review, evaluate and discuss information and proposals provided to them regarding the Funds, the ability to interact effectively with management and service providers, and the ability to exercise independent business judgment.  The Board has considered the actual service of each director in concluding that the director should continue to serve.  Each director’s ability to perform his or her duties effectively has been attained through the director’s education and work experience, as well as service as a director for the Funds and/or other entities.  Set forth below is a brief description of the specific experience of each director.  Additional details regarding the background of each director is included in the chart earlier in this section.

Hilary E. Ackermann.  Ms. Ackermann has served as a director of the Funds since September 2014.  Ms. Ackermann has over twenty-five years of credit, financial and risk management experience, including serving as Chief Risk Officer at Goldman Sachs Bank USA.

Lynn S. Birdsong.  Mr. Birdsong has served as a director of the Funds since 2003.  He has served as Co-Chairman of the Investment Committee since 2005 and Chairman of the Investment Committee since September 2014.  Mr. Birdsong served in senior executive and portfolio management positions for investment management firms for more than twenty-five years.  He has served as a director of other mutual funds for more than ten years.

Robert M. Gavin.  Dr. Gavin has served as a director of the Funds (and their predecessors) since 1986.  He has served as Chairman of the Board of the Funds since 2004.  Dr. Gavin has more than twenty-two years of experience in leadership positions in higher education, including serving as president of Macalester College, St. Paul, Minnesota.

Duane E. Hill.  Mr. Hill has served as a director of the Funds since 2001.  He has served as the Chairman of the Nominating and Governance Committee since 2003.  Mr. Hill has more than thirty-five years of experience in senior executive positions in the banking, venture capital and private equity industries.

Sandra S. Jaffee.  Ms. Jaffee has served as a director of the Funds since 2005.  Ms. Jaffee has more than thirty-five years of experience as a senior executive in the financial services and technology area, including serving as chairman and CEO of a leading provider of compliance/regulatory technology to financial institutions and as president and CEO of the global securities services division of a major financial services company.

William P. Johnston.  Mr. Johnston has served as a director of the Funds since 2005.  He has served as Chairman of the Compliance Committee since 2005.  Mr. Johnston has more than forty years of experience in senior leadership positions in the health care, investment banking and legal professions.  He currently serves as an operating executive to a global private equity and other alternative asset investment firm and serves on other boards.  He previously served as managing director and head of investment banking, CEO and vice chairman for an investment bank.

Phillip O. Peterson.  Mr. Peterson has served as a director of the Funds (and their predecessors) since 2000.  He has served as the Chairman of the Audit Committee since 2002.  Mr. Peterson was a partner of a major accounting firm, providing services to the investment management industry.  He has served as an independent president of a mutual fund complex, and he serves on another mutual fund board.

Lemma W. Senbet.  Dr. Senbet has served as a director of the Funds (and their predecessors) since 2000.  For more than thirty years, Dr. Senbet has served as a professor of finance, including serving as the Director of Center for Financial Policy and as the chair of the finance department at a major university.  He has served the finance profession in various capacities, including as a director or officer of finance associations.

James E. Davey.  Mr. Davey has served as a director of the Funds since 2012 and President and Chief Executive Officer of the Funds since 2010.  Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Senior Managing Director, Manager and Chairman of the Board of HFD.  Mr. Davey also serves as Senior Managing Director, Chairman of the Board and Manager for HFMC.  Mr. Davey joined The Hartford in 2002.

The following table discloses the dollar range of equity securities beneficially owned by each director as of December 31, 2014 (i) in each HLS Fund and (ii) on an aggregate basis in any registered investment companies overseen by the director within the same family of investment companies.

NON-INTERESTED DIRECTORS

NAME OF DIRECTOR	DOLLAR RANGE OF EQUITY SECURITIES IN THE HLS FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
Hilary E. Ackermann	None	None

Lynn S. Birdsong	None	Over $100,000

Dr. Robert M. Gavin	None	Over $100,000

Duane E. Hill	None	Over $100,000

Sandra S. Jaffee	None	$50,001 to $100,000

William P. Johnston	None	Over $100,000

Phillip O. Peterson	None	Over $100,000

Lemma W. Senbet	None	Over $100,000

INTERESTED DIRECTORS

NAME OF DIRECTOR	DOLLAR RANGE OF EQUITY SECURITIES IN THE HLS FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
James E. Davey	None	Over $100,000

COMPENSATION OF OFFICERS AND DIRECTORS.  The HLS Funds pay a portion of the CCO’s compensation, but otherwise do not pay salaries or compensation to any of their officers or directors who are employed by The Hartford. The chart below sets forth the compensation paid by each Company to the following directors for the fiscal year ended December 31, 2014 and certain other information.

Name of Person, Position	Aggregate Compensation From Hartford Series Fund, Inc.	Aggregate Compensation From Hartford HLS Series Fund II, Inc.	Pension Or Retirement Benefits Accrued As Part of HLS Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex Paid To Directors*
Hilary E. Ackermann	$6,611	$612	$0	$0	$22,044
Director
Lynn S. Birdsong,	$73,024	$6,756	$0	$0	$243,500
Director
Dr. Robert M. Gavin,	$105,413	$9,753	$0	$0	$351,500
Director
Duane E. Hill,	$74,824	$6,923	$0	$0	$249,500
Director
Sandra S. Jaffee,	$72,125	$6,673	$0	$0	$240,500
Director
William P. Johnston,	$74,824	$6,923	$0	$0	$249,500
Director
Phillip O. Peterson,	$76,473	$7,075	$0	$0	$255,000
Director
Lemma W. Senbet,	$61,328	$5,674	$0	$0	$204,500
Director

*      As of December 31, 2014, five registered investment companies in the fund complex paid compensation to the directors.

Each Company’s Articles of Incorporation provide that the Company to the full extent permitted by Maryland General Corporate Law and the federal securities laws shall indemnify the directors and officers of the Company. The Articles of Incorporation do not authorize the Companies to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

INVESTMENT MANAGEMENT ARRANGEMENTS

Each Company, on behalf of the relevant HLS Funds, has entered into an investment management agreement with Hartford Funds Management Company, LLC (“HFMC”).  Each such investment management agreement provides that HFMC, subject to the supervision and approval of the applicable Company’s Board of Directors, is responsible for the management of each HLS Fund. HFMC is responsible for investment management supervision of all HLS Funds.  In addition, pursuant to each investment management agreement, HFMC or its affiliate(s) provides administrative services to both Companies, including personnel, services, equipment and facilities and office space for proper operation of the Companies.  The investment management agreements do not require HFMC to bear the costs of the HLS Funds’ transfer agent, registrar and dividend disbursing agent.  Although HFMC, or its affiliates, have agreed to arrange for the provision of additional services necessary for the proper operation of the Companies, each Fund pays for these services directly.

HFMC, on behalf of the relevant HLS Funds, has entered into investment sub-advisory agreements with Wellington Management. Under each investment sub-advisory agreement, Wellington Management, subject to the general supervision of the Board of Directors and HFMC, is responsible for (among other things) the day-to-day investment and reinvestment of the assets of such HLS Funds and furnishing each such HLS Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for each HLS Fund.

As provided by the investment management agreements, each HLS Fund pays a monthly management fee to HFMC (which covers, in addition to investment management services, certain administrative services). These fees are accrued daily and paid monthly, equal on an annual basis to a stated percentage of such HLS Fund’s average daily net assets.  HFMC (not the applicable HLS Fund) pays the sub-advisory fees to the sub-adviser.

MANAGEMENT FEES

Each HLS Fund pays a monthly management fee to HFMC based on a stated percentage of the Fund’s average daily net asset value as follows:

Healthcare HLS Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.8500%
Next $250 million	0.8000%
Next $4.5 billion	0.7500%
Next $5 billion	0.7475%
Amount Over $10 billion	0.7450%

MidCap Value HLS Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.8000%
Next $500 million	0.7250%
Next $1.5 billion	0.6750%
Next $2.5 billion	0.6700%
Next $5 billion	0.6650%
Amount Over $10 billion	0.6600%

Small/Mid Cap Equity HLS Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.8000%
Next $500 million	0.7500%
Next $2 billion	0.7000%
Next $2 billion	0.6900%
Next $5 billion	0.6800%
Amount Over $10 billion	0.6700%

Capital Appreciation HLS Fund, Dividend and Growth HLS Fund, International Opportunities HLS Fund and Value HLS Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.7750%
Next $250 million	0.7250%
Next $500 million	0.6750%
Next $1.5 billion	0.6250%
Next $2.5 billion	0.6200%
Next $5 billion	0.6150%
Amount Over $10 billion	0.6100%

Disciplined Equity HLS Fund, Global Growth HLS Fund and MidCap HLS Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.7750%
Next $250 million	0.7250%
Next $500 million	0.6750%
Next $4 billion	0.6250%
Next $5 billion	0.6225%
Amount Over $10 billion	0.6200%

Small Company HLS Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.7750%
Next $250 million	0.7250%
Next $500 million	0.6750%
Next $500 million	0.6000%
Next $3.5 billion	0.5500%
Next $5 billion	0.5300%
Amount Over $10 billion	0.5200%

High Yield HLS Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.7000%
Next $500 million	0.6750%
Next $1.5 billion	0.6250%
Next $2.5 billion	0.6150%
Next $5 billion	0.6050%
Amount Over $10 billion	0.5950%

Growth Opportunities HLS Fund

Average Daily Net Assets	Annual Rate
First $100 million	0.7000%
Next $4.9 billion	0.6000%
Next $5 billion	0.5975%
Amount Over $10 billion	0.5950%

SmallCap Growth HLS Fund

Average Daily Net Assets	Annual Rate
First $100 million	0.7000%
Next $4.9 billion	0.6000%
Next $5 billion	0.5800%
Amount Over $10 billion	0.5700%

Balanced HLS Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.6800%
Next $250 million	0.6550%
Next $500 million	0.6450%
Next $4 billion	0.5950%
Next $5 billion	0.5925%
Amount Over $10 billion	0.5900%

Stock HLS Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.5250%
Next $250 million	0.5000%
Next $500 million	0.4750%
Next $4 billion	0.4500%
Next $5 billion	0.4475%
Amount Over $10 billion	0.4450%

Total Return Bond HLS Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.5250%
Next $250 million	0.5000%
Next $500 million	0.4750%
Next $1.5 billion	0.4500%
Next $2.5 billion	0.4450%
Next $5 billion	0.4300%
Amount Over $10 billion	0.4200%

Ultrashort Bond HLS Fund

Average Daily Net Assets	Annual Rate
First $5 billion	0.4000%
Next $5 billion	0.3800%
Amount Over $10 billion	0.3700%

U.S. Government Securities HLS Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.4500%
Next $500 million	0.4450%
Next $1.5 billion	0.4400%
Next $2.5 billion	0.4350%
Next $5 billion	0.4300%
Amount Over $10 billion	0.4200%

ADVISORY FEE PAYMENT HISTORY

The following charts show, for each of the last three fiscal years, (i) the amount of advisory fees paid by each HLS Fund to its investment adviser; (ii) the aggregate amount of sub-advisory fees, if any, paid by the investment adviser, with respect to the applicable HLS Fund, to any sub-advisers with which the investment adviser is not affiliated (“Unaffiliated Managers”); and (iii) the aggregate amount of sub-advisory fees, if any, paid by the investment adviser, with respect to the applicable HLS Fund, to any sub-advisers with which the investment adviser is affiliated (“Affiliated Managers”).  No fees were paid to Affiliated Managers for the fiscal year ended December 31, 2014.  The fees paid to Unaffiliated and Affiliated Managers are shown both in dollars and as a percentage of the HLS Fund’s average daily net assets that they managed during the applicable period. Prior to January 1, 2013, HL Investment Advisors, LLC (“HL Advisors”) served as the HLS Funds’ investment adviser.  Therefore, investment advisory fees paid prior to January 1, 2013 reflect payments made to HL Advisors.

Fund Name			Gross Fees Payable to the investment adviser 2014	Investment Advisory Fee Waiver 2014	Net Fees Paid to investment adviser 2014	Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers 2014	% Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers 2014
Balanced HLS Fund			$18,660,890	$—	$18,660,890	$3,745,033	0.12%
Capital Appreciation HLS Fund			$47,823,325	$—	$47,823,325	$23,448,928	0.31%
Disciplined Equity HLS Fund			$6,207,826	$—	$6,207,826	$1,658,692	0.19%
Dividend and Growth HLS Fund			$27,012,900	$—	$27,012,900	$7,782,551	0.19%
Global Growth HLS Fund			$3,459,058	$—	$3,459,058	$1,274,326	0.28%
Growth Opportunities HLS Fund			$7,778,206	$—	$7,778,206	$3,455,203	0.27%
Healthcare HLS Fund			$2,720,086	$—	$2,720,086	$1,235,346	0.38%
High Yield HLS Fund			$3,399,739	$—	$3,399,739	$1,530,928	0.32%
International Opportunities HLS Fund			$10,479,900	$—	$10,479,900	$4,391,946	0.29%
MidCap HLS Fund			$11,363,209	$—	$11,363,209	$4,320,272	0.26%
MidCap Value HLS Fund			$3,852,912	$—	$3,852,912	$1,544,920	0.32%
Small Company HLS Fund			$9,755,636	$—	$9,755,636	$5,208,371	0.36%
Small/Mid Cap Equity HLS Fund			$1,030,256	$—	$1,030,256	$436,348	0.34%
SmallCap Growth HLS Fund			$3,903,304	$—	$3,903,304	$1,822,696	0.29%
Stock HLS Fund			$8,386,690	$—	$8,386,690	$3,012,241	0.17%
Total Return Bond HLS Fund			$16,132,952	$—	$16,132,952	$3,003,939	0.09%
Ultrashort Bond HLS Fund			$4,022,848	$—	$4,022,848	$1,051,317	0.10%
U.S. Government Securities HLS Fund			$2,862,536	$—	$2,862,536	$421,494	0.07%
Value HLS Fund			$4,673,637	$—	$4,673,637	$1,534,990	0.24%

Fund Name	Gross Fees Payable to the investment adviser 2013	Investment Advisory Fee Waiver 2013	Net Fees Paid to investment adviser 2013	Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers 2013	% Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers 2013	Net Aggregate Sub-advisory Fees Paid to Affiliated Managers (at cost) 2013	% Net Aggregate Sub-advisory Fees Paid to Affiliated Managers (at cost) 2013
Balanced HLS Fund	$19,732,902	$—	$19,732,902	$3,961,238	0.12%	$—	—
Capital Appreciation HLS Fund	$50,473,292	$—	$50,473,292	$24,614,572	0.31%	$—	—
Disciplined Equity HLS Fund	$6,692,974	$-—	$6,692,974	$1,766,503	0.19%	$—	—
Dividend and Growth HLS Fund	$28,345,190	$—	$28,345,190	$7,757,111	0.18%	$—	—
Global Growth HLS Fund	$3,144,379	$—	$3,144,379	$1,166,165	0.28%	$—	—
Growth Opportunities HLS Fund	$6,914,675	$—	$6,914,675	$3,066,613	0.27%	$—	—
Healthcare HLS Fund	$2,124,312	$—	$2,124,312	$977,087	0.39%	$—	—
High Yield HLS Fund	$4,068,131	$—	$4,068,131	$1,802,256	0.31%	$—	—
International Opportunities HLS Fund	$10,558,163	$—	$10,558,163	$4,106,276	0.27%	$—	—
MidCap HLS Fund	$10,425,939	$—	$10,425,939	$3,945,365	0.26%	$—	—
MidCap Value HLS Fund	$3,799,033	$—	$3,799,033	$1,453,679	0.31%	$—	—
Small Company HLS Fund	$9,349,584	$—	$9,349,584	$4,817,243	0.35%	$—	—
Small/Mid Cap Equity HLS Fund	$1,135,624	$—	$1,135,624	$475,862	0.34%	$—	—
SmallCap Growth HLS Fund	$3,455,774	$—	$3,455,774	$1,648,783	0.29%	$—	—
Stock HLS Fund	$8,649,661	$—	$8,649,661	$3,099,898	0.17%	$—	—
Total Return Bond HLS Fund	$17,714,802	$—	$17,714,802	$2,736,647	0.07%	$—	—
Ultrashort Bond HLS Fund*	$6,564,710	$3,875,468	$2,689,242	$247,657	0.02%	$1,227,473	0.07%
U.S. Government Securities HLS Fund	$3,742,531	$—	$3,742,531	$409,356	0.05%	$—	—
Value HLS Fund	$4,980,516	$—	$4,980,516	$1,614,892	0.24%	$—	—

* Effective October 21, 2013, Hartford Investment Management no longer serves as a sub-adviser to the Fund.

Fund Name	Gross Fees Payable to the investment adviser 2012	Investment Advisory Fee Waiver 2012	Net Fees Paid to investment adviser 2012	Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers 2012	% Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers 2012	Net Aggregate Sub-advisory Fees Paid to Affiliated Managers (at cost) 2012	% Net Aggregate Sub-advisory Fees Paid to Affiliated Managers (at cost) 2012
Balanced HLS Fund	$20,542,638	$—	$20,542,638	$4,124,543	0.12%	$—	—
Capital Appreciation HLS Fund	$57,616,903	$—	$57,616,903	$27,938,934	0.31%	$—	—
Disciplined Equity HLS Fund	$6,983,203	$—	$6,983,203	$1,832,240	0.19%	$—	—
Dividend and Growth HLS Fund	$28,857,027	$—	$28,857,027	$7,493,893	0.17%	$—	—
Global Growth HLS Fund	$3,326,688	$—	$3,326,688	$1,228,851	0.28%	$—	—
Growth Opportunities HLS Fund	$6,573,816	$—	$6,573,816	$2,913,204	0.27%	$—	—
Healthcare HLS Fund	$1,721,590	$—	$1,721,590	$808,890	0.40%	$—	—
High Yield HLS Fund	$4,795,974	$—	$4,795,974	$1,710,626	—	$460,141	0.07%
International Opportunities HLS Fund	$10,428,867	$—	$10,428,867	$3,745,771	0.25%	$—	—
MidCap HLS Fund	$9,554,002	$—	$9,554,002	$3,596,601	0.26%	$—	—
MidCap Value HLS Fund	$3,637,942	$—	$3,637,942	$1,329,581	0.29%	$—	—
Small Company HLS Fund	$8,999,428	$—	$8,999,428	$4,450,017	0.34%	$—	—
Small/Mid Cap Equity HLS Fund	$1,057,046	$—	$1,057,046	$247,785	0.19%	$165,763	—
SmallCap Growth HLS Fund	$3,353,498	$—	$3,353,498	$1,587,228	0.29%	$—	—
Stock HLS Fund	$8,755,602	$—	$8,755,602	$3,135,224	0.17%	$—	—
Total Return Bond HLS Fund	$19,598,836	$—	$19,598,836	$2,491,428	—	$537,157	0.01%
Ultrashort Bond HLS Fund	$8,219,486	$5,016,571	$3,202,915	$—	—	$1,441,609	0.07%
U.S. Government Securities HLS Fund	$4,731,156	$—	$4,731,156	$424,056	—	$86,503	0.01%
Value HLS Fund	$5,060,853	$—	$5,060,853	$1,631,991	0.24%	$—	—

Pursuant to the investment management agreements and investment sub-advisory agreements, neither HFMC nor Wellington Management are liable to the HLS Funds or their shareholders for an error of judgment or mistake of law or for a loss suffered by the HLS Funds in connection with the matters to which their respective agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of HFMC, or the sub-adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable agreement. The sub-adviser has agreed to indemnify HFMC to the fullest extent permitted by law against any and all loss, damage, judgment, fines, or awards paid in settlement and attorneys’ fees incurred by HFMC, which result in whole or in part from the sub-adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties as specifically set forth in the respective sub-advisory agreement.

HFMC, whose principal business address is at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania, 19087, was organized in 2012.  Excluding affiliated fund of funds, as of December 31, 2014, HFMC had approximately $93.9 billion (or $73.3 billion additionally excluding certain annuity products) in discretionary and non-discretionary assets under management.

HFMC, and its affiliates, may make payments from time to time from their own resources, which may include the management fees paid by the HLS Funds, to compensate broker dealers, financial institutions, and other persons for providing distribution assistance and administrative services and to otherwise indirectly promote the sale of shares of the HLS Funds by promoting the sale of variable contracts including paying for the preparation, printing and distribution of prospectuses and sales literature or other promotional activities.

Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.  As of December 31, 2014, Wellington Management had investment management authority with respect to approximately $914 billion in assets.

PORTFOLIO MANAGERS

Other Accounts Sub-Advised or Managed by Wellington Management’s Portfolio Managers —  The following table lists the number and types of other accounts sub-advised or managed by the Wellington Management portfolio managers and assets under management in those accounts as of December 31, 2014:

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY ACCOUNTS	ASSETS MANAGED (in millions)	OTHER POOLED INVESTMENT VEHICLES	ASSETS MANAGED (in millions)	OTHER ACCOUNTS	ASSETS MANAGED (in millions)

Mario E. Abularach	10(a)	$9,198.3	1	$43.0	8 (1)	$1,248.2
Steven C. Angeli	11	$2,777.7	18 (2)	$1,700.2	21 (2)	$2,105.8
Matthew G. Baker	1	$8,108.7	6	$2,493.1	8 (3)	$3,835.1
Francis J. Boggan	2	$863.3	3	$325.4	11	$1,348.0
John A. Boselli	2	$348.1	7	$194.2	2	$178.8
Edward P. Bousa	4 (b) (4)	$69,667.6	11	$4,188.4	20 (4)	$6,639.2
Michael T. Carmen	16	$10,682.5	20 (5)	$2,540.6	11 (5)	$1,972.1
Mammen Chally	13 (c)	$6,388.4	4	$140.3	2	$283.1
Nicolas M. Choumenkovitch	8 (d)	$3,430.0	12 (6)	$2,166.8	26 (6)	$11,078.2
Robert L. Deresiewicz	7	$451.6	19 (7)	$751.2	33 (7)	$1,045.7
David J. Elliott	4 (e)	$687.6	8 (8)	$442.8	5	$945.0
Ann C. Gallo	8	$525.6	32 (9)	$2,286.3	66 (9)	$2,062.4
Michael F. Garrett	14	$29,826.1	11 (10)	$2,074.1	20 (10)	$8,549.0
Campe Goodman	15	$7,739.3	16	$2,323.4	48 (11)	$13,191.0
Karen H. Grimes	8 (f)	$11,447.5	2	$105.3	5 (12)	$642.7
Peter I. Higgins	7 (13)	$1,658.6	11	$402.4	1	$248.0
Lucius T. Hill III	16	$21,617.3	14	$2,953.5	55 (14)	$32,109.2
Matthew D. Hudson	1	$335.0	6	$996.4	6 (15)	$656.6
Jean M. Hynes	4 (16)	$45,079.2	18 (16)	$2,675.7	26 (16)	$2,258.2
Christopher A. Jones	10	$1,558.4	17	$1,684.3	25 (17)	$2,662.5
John C. Keogh	7 (18)	$61,288.5	0	$0	1	$2.2
Donald J. Kilbride	11 (g) (19)	$37,631.6	4	$244.5	19 (19)	$2,563.4
Ian R. Link	11	$10,531.4	11	$1,923.4	17 (20)	$5,103.2
David B. Marshak	13	$518.6	8	$138.5	8	$181.6
Joseph F. Marvan	14	$7,509.1	13	$2,245.3	51 (22)	$13,250.9
Kirk J. Mayer	9 (23)	$545.9	28 (23)	$643.9	64 (23)	$1,698.4
James N. Mordy	13 (24)	$17,336.7	5	$620.5	7 (24)	$1,391.9
Stephen Mortimer	13 (h)	$10,670.1	3	$204.1	8 (25)	$1,248.2
David W. Palmer	7 (26)	$3,015.5	2	$100.4	0	$0
Saul J. Pannell	2	$5,939.3	3	$360.2	3 (27)	$542.4
W. Michael Reckmeyer, III	14 (28)	$38,295.5	0	$0	4	$1,528.9
Jamie A. Rome	2	$174.3	3	$100.4	2	$60.9
Philip W. Ruedi	4 (i)	$5,605.3	3	$1,134.2	17	$2,950.3
Timothy E. Smith	7	$5,256.1	4	$1,872.5	33	$10,993.2
Michael E. Stack	2	$1,475.4	0	$0	52	$20,337.5
Kent M. Stahl	11	$20,125.0	2	$330.9	1	$171.9
Tara Connolly Stilwell	9	$3,871.1	8	$1,712.9	22 (30)	$7,309.8
Gregg R. Thomas	11	$20,125.0	1	$331.2	1	$171.9
Mark A. Whitaker	5	$5,040.3	3	$1,134.2	17	$2,950.3

(a) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one HLS Fund (Small Company HLS Fund and Growth Opportunities HLS Fund).  Assets under management in those Funds total approximately $1,403 million and $1,365 million, respectively.

(b) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one HLS Fund (Dividend and Growth HLS Fund and Stock HLS Fund).  Assets under management in those Funds total approximately $4,048 million and $1,735 million, respectively.

(c) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one HLS Fund (Disciplined Equity HLS Fund, Small Company HLS Fund and SmallCap Growth HLS Fund).  Assets under management in those Funds total approximately $842 million, $1,403 million and $672 million, respectively.

(d) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one HLS Fund (Capital Appreciation HLS Fund and International Opportunities HLS Fund).  Assets under management in those Funds total approximately $7,239 million and $1,429 million, respectively.

(e) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one HLS Fund (SmallCap Growth HLS Fund and Small/Mid Cap Equity HLS Fund).  Assets under management in those Funds total approximately $672 million and $121 million, respectively.

(f) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one HLS Fund (Balanced HLS Fund and Value HLS Fund).  Assets under management in those Funds total approximately $2,924 million and $622 million, respectively.

(g) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one HLS Fund (Capital Appreciation HLS Fund, Dividend and Growth HLS Fund and Stock HLS Fund).  Assets under management in those Funds total approximately $7,239 million,  $4,048 million and $1,735  million, respectively.

(h) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one HLS Fund (Capital Appreciation HLS Fund, Growth Opportunities HLS and Small Company HLS Fund).  Assets under management in those Funds total approximately $7,239 million, $1,365 million and $1,403 million, respectively.

(i) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one HLS Fund (Capital Appreciation HLS Fund and MidCap HLS Fund).  Assets under management in those Funds total approximately $7,239 million and $1,753 million respectively.

(1) The advisory fee for one of these other accounts is based upon performance.  Assets under management in that other account total approximately $276.0 million.

(2) The advisory fee for six of these pooled investment vehicles and three of these other accounts is based upon performance.  Assets under management in those pooled investment vehicles and those other accounts total approximately $777.9 million and $776.1 million, respectively.

(3) The advisory fee for one of these other accounts is based upon performance.  Assets under management in that other account total approximately $415.3 million.

(4) The advisory fee for two of these registered investment company accounts and two of these other accounts is based upon performance.  Assets under management in those registered investment company accounts and those other accounts total approximately $58.8 billion and $1.2 billion, respectively.

(5) The advisory fee for four of these pooled investment vehicles and one of these other accounts is based upon performance.  Assets under management in those pooled investment vehicles and that other account total approximately $777.9 million and $469.5 million, respectively.

(6) The advisory fee for one of these pooled investment vehicles and four of these other accounts is based upon performance.  Assets under management in that other pooled investment vehicle and those other accounts total approximately $63.0 million and $4.8 billion.

(7) The advisory fee for two of these pooled investment vehicles and two of these other accounts is based upon performance.  Assets under management in those pooled investment vehicles and those other accounts total approximately $168.8 million and $472.8 million, respectively.

(8) The advisory fee for one of these pooled investment vehicles is based upon performance.  Assets under management in that other account total approximately $3.6 million.

(9) The advisory fee for four of these pooled investment vehicles and twelve of these other accounts is based upon performance.  Assets under management in those pooled investment vehicles and those other accounts total approximately $911.5 million and $746.9 million, respectively.

(10) The advisory fee for one of these pooled investment vehicles and one of these other accounts is based upon performance.  Assets under management in that pooled investment vehicle and that other account total approximately $19.6 million and $517.0 million, respectively.

(11) The advisory fee for one of these other accounts is based upon performance.  Assets under management in that other account total approximately $515.7 million.

(12) The advisory fee for one of these other accounts is based upon performance.  Assets under management in that account total approximately $308.0 million.

(13)  The advisory fee for one of these of these registered investment company accounts is based upon performance.  Assets under management in that registered investment company account totals approximately $726.8 million.

(14) The advisory fee for one of these other accounts is based upon performance.  Assets under management in that account total approximately $515.7 million.

(15) The advisory fee for two of these other accounts is based upon performance.  Assets under management in those other accounts total approximately $309.6 million.

(16) The advisory fee for one of these of these registered investment company accounts, six of these pooled investment vehicles and eight of these other accounts is based upon performance.  Assets under management in that registered investment company account, those pooled investment vehicles and those other accounts total approximately $44.8 billion, $1.3 billion and $1.2 billion, respectively.

(17) The advisory fee for three of these other accounts is based upon performance.  Assets under management in these other accounts total approximately $276.4 million.

(18) The advisory fee for three of these registered investment company accounts is based upon performance.  Assets under management in those registered investment company accounts total approximately $58.1 billion.

(19) The advisory fee for one of these registered investment company accounts and two of these other accounts is based upon performance.  Assets under management in that pooled investment vehicle and those other accounts total approximately $23.5 billion and $211.9 million, respectively.

(20) The advisory fee for one of these other accounts is based upon performance.  Assets under management in that other account total approximately $323.7 million.

(21) The advisory fee for one of these registered investment company accounts and one of these other accounts is based upon performance.  Assets under management in that registered investment company account and that other account total approximately $5.1billion and $1.2 billion, respectively.

(22) The advisory fee for one of these other accounts is based upon performance.  Assets under management in that other account total approximately $515.7 million.

(23) The advisory fee for one of these registered investment company accounts, one of these pooled investment vehicles and twelve of these other accounts is based upon performance.  Assets under management in that registered investment company account, that pooled investment vehicle and those other accounts total approximately $1.2 million, $149.5 million and $694.4 million, respectively.

(24) The advisory fee for two of these registered investment company accounts and one of these other accounts is based upon performance.  Assets under management in those pooled investment vehicles and that other account total approximately $13.7 billion and $27.1 million, respectively.

(25) The advisory fee for one of these other accounts is based upon performance.  Assets under management in that other account total approximately $276.0 million.

(26) The advisory fee for one of these registered investment company accounts is based upon performance.  Assets under management in that registered investment company account total approximately $778.1 million.

(27) The advisory fee for one of these other accounts is based upon performance.  Assets under management in that other account total approximately $399.3 million.

(28) The advisory fee for three of these registered investment company accounts is based upon performance.  Assets under management in that account total approximately $27.7 billion.

(29) The advisory fee for two of these other accounts is based upon performance.  Assets under management in those other accounts total approximately $1.2 billion.

Conflicts of Interest between the HLS Funds Sub-advised by Wellington Management’s Portfolio Managers and Other Accounts

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients.  These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each HLS Fund’s managers listed in the prospectuses who are primarily responsible for the day-to-day management of the HLS Fund (“Investment Professionals”) generally manage accounts in several different investment styles.  These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the HLS Funds.  The Investment Professionals make investment decisions for each account, including the relevant HLS Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account.  Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts.  Alternatively, these accounts may be managed in a similar fashion to the relevant HLS Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant HLS Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant HLS Fund, or make investment decisions that are similar to those made for the relevant HLS Fund, both of which have the potential to adversely impact the relevant HLS Fund depending on market conditions.  For example, an Investment Professional may purchase a security in one account while appropriately selling that same security in another account.  Similarly, an Investment Professional may purchase the same security for the relevant HLS Fund and one or more other accounts at or about the same time.  In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant HLS Fund’s holdings.  In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the HLS Funds.  The Investment Professionals may also manage accounts which pay performance allocations to Wellington Management or its affiliates (as indicated in the notes to the chart above entitled “Other Accounts Sub-Advised or Managed by Wellington Management Portfolio Managers). Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients.  Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts.  Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals.  Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation of Wellington Management’s Portfolio Managers

Wellington Management receives a fee based on the assets under management of each HLS Fund as set forth in the Investment Sub-Advisory Agreements between Wellington Management and HFMC on behalf of each HLS Fund.  Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each HLS Fund.  The following information relates to the fiscal year ended December 31, 2014.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients.  Wellington Management’s compensation of each HLS Fund’s managers listed in the prospectuses who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) includes a base salary and incentive components.  The base salary for each Investment Professional who is a partner (“Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP.  The base salaries for the other Investment Professionals are determined by the Investment Professionals’ experience and performance in their roles as Investment Professionals.  Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm.  Each Investment Professional managing a Hartford HLS Fund, with the exception of Gregg Thomas and Kent Stahl, is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant HLS Fund managed by the Investment Professional and generally each other account managed by such Investment Professional.

Most Investment Professionals’ incentive payment relating to the relevant HLS Fund is linked to the gross pre-tax performance of the portion of the HLS Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results.  In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period, which will be fully implemented by December 31, 2016.  Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees.  The incentive paid to Timothy E. Smith, which has no performance-related component, is based on the revenues earned by Wellington Management.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year.  The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations.  Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors.  Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.  The following individuals are Partners as of January 1, 2015:

Kenneth L. Abrams	Christopher A. Jones
Mario E. Abularach	John C. Keogh
Steven C. Angeli	Donald J. Kilbride
Matthew G. Baker	Ian R. Link
Jean-Marc Berteaux	Mark T. Lynch
Frank J. Boggan	Dan Maguire
John A. Boselli	Joseph F. Marvan
Edward P. Bousa	Kirk J. Mayer
Michael T. Carmen	James N. Mordy
Frank D. Catrickes	Stephen Mortimer
Mammen Chally	Tieu-Bich Nguyen
David Chang	David Palmer
Nicolas M. Choumenkovitch	Saul J. Pannell
Andrew Corry	W. Michael Reckmeyer, III
Wendy M. Cromwell	Jamie A. Rome
Robert L. Deresiewicz	Philip W. Ruedi
Cheryl M. Duckworth	John R. Ryan
Scott M. Elliott	James H. Shakin
Robert L. Evans	Timothy E. Smith
Ann C. Gallo	John Soukas
Michael Garrett	Scott I. St. John
Brian M. Garvey	Michael E. Stack
Campe Goodman	Kent M. Stahl
Stephen A. Gorman	Tara Connolly Stilwell
Karen H. Grimes	Mark H. Sullivan
Timothy D. Haney	Gregg R. Thomas
Peter I. Higgins	Simon H. Thomas
Lucius T. Hill	Donald S. Tunnell
Jean M. Hynes	James W. Valone

Wellington Management’s incentive payments to the following Investment Professionals are based on comparisons of each Investment Professional’s performance relative to the following benchmark and/or relevant peer group as of December 31, 2014 which are used to measure one, three and five year performance, except where noted:

HLS Fund	Benchmark(s) / Peer Groups for Incentive Period(1)
Balanced HLS Fund	S&P 500 Index (Grimes)
Lipper Large Cap Core (Grimes) Barclays US Government/Credit Index (Keogh)
Capital Appreciation HLS Fund

Russell 3000 Value Index(Palmer)

Russell 3000 Index(Boggan, Higgins, Pannell)

MSCI All Country World Index (Choumenkovitch)

Russell 1000 Index (Kilbride)

Russell 3000 Growth Index (Mortimer)

Lipper Multi-Cap Core Gross (All, except Stahl and Thomas)

Disciplined Equity HLS Fund	S&P 500 Index
Dividend and Growth HLS Fund	S&P 500 Index
Lipper Equity Income
Global Growth HLS Fund	MSCI World Growth Index
Lipper Global Large Cap Growth (Gross) Average
Growth Opportunities HLS Fund	Russell 3000 Growth Index
Lipper Multi Cap Growth
Healthcare HLS Fund	S&P North American Health Care Sector Index
Lipper Health/Biotechnology
High Yield HLS Fund	Barclays High Yield Corporate
Lipper High Current Yield
International Opportunities HLS Fund	MSCI All Country World ex US Index
Lipper International Large Cap Core
MidCap HLS Fund	S&P MidCap 400 Index
Lipper Mid Cap Core
MidCap Value HLS Fund	Russell 2500 Value Index
Lipper Mid Cap Value

HLS Fund	Benchmark(s) / Peer Groups for Incentive Period(1)
Small Company HLS Fund	Russell 2000 Growth Index (Angeli, Mortimer, Abularach, Chally) Russell 2000 Index (Rome) Lipper Small Cap Growth (All, except Chally and Rome)
SmallCap Growth HLS Fund	Russell 2000 Growth Index
Small/Mid Cap Equity HLS Fund	Russell 2500 Index
Stock HLS Fund	Russell 1000 Index
Lipper Large Cap Core (Gross) Average
Total Return Bond HLS Fund	Barclays US Aggregate Bond Index; Lipper Intermediate Investment Grade Debt
U.S. Government Securities HLS Fund	Barclays Intermediate Government Bond Index
Value HLS Fund	Russell 1000 Value Index
Lipper Large Cap Value (Gross) Average

(1)           For HLS Funds with multiple benchmarks/peer groups, allocations are weighted equally, unless otherwise noted.

Equity Securities Beneficially Owned by Wellington Management’s Portfolio Managers

The dollar ranges of equity securities beneficially owned by Wellington Management portfolio managers in the HLS Funds they sub-advise are as follows as of December 31, 2014:

Portfolio Manager	HLS Fund(s) Sub-advised	Dollar Range of Equity Securities Beneficially Owned
Mario E. Abularach	Growth Opportunities HLS Fund Small Company HLS Fund	None None

Steven C. Angeli	Small Company HLS Fund	None

Matthew G. Baker	Dividend and Growth HLS Fund	None

Francis J. Boggan	Capital Appreciation HLS Fund	None

John A. Boselli	Global Growth HLS Fund	None

Edward P. Bousa	Dividend and Growth HLS Fund Stock HLS Fund	None None

Michael T. Carmen	Growth Opportunities HLS Fund	None

Mammen Chally	Disciplined Equity HLS Fund Small Company HLS Fund SmallCap Growth HLS Fund	None None None

Nicolas M. Choumenkovitch	Capital Appreciation HLS Fund International Opportunities HLS Fund	None $50,001 - $100,000

Robert L. Deresiewicz	Healthcare HLS Fund	None

David J. Elliott	SmallCap Growth HLS Fund Small/Mid Cap Equity HLS Fund	None None

Ann C. Gallo	Healthcare HLS Fund	None

Michael F. Garrett	U.S. Government Securities HLS Fund	None

Campe Goodman	Total Return Bond HLS Fund	$10,001 - $50,000

Karen H. Grimes	Balanced HLS Fund	None

Portfolio Manager	HLS Fund(s) Sub-advised	Dollar Range of Equity Securities Beneficially Owned
	Value HLS Fund	None

Peter I. Higgins	Capital Appreciation HLS Fund	None

Lucius T. Hill	Total Return Bond HLS Fund	None

Matthew D. Hudson	Global Growth HLS Fund	None

Jean M. Hynes	Healthcare HLS Fund	None

Christopher A. Jones	High Yield HLS Fund	None

John C. Keogh	Balanced HLS Fund	None

Donald J. Kilbride	Capital Appreciation HLS Fund Dividend and Growth HLS Fund Stock HLS Fund	None None None

Ian R. Link	Value HLS Fund	None

David B. Marshak	High Yield HLS Fund	None

Joseph F. Marvan	Total Return Bond HLS Fund	None

Kirk J. Mayer	Healthcare HLS Fund	None

James N. Mordy	MidCap Value HLS Fund	None

Stephen Mortimer	Capital Appreciation HLS Fund Growth Opportunities HLS Fund Small Company HLS Fund	None None None

David W. Palmer	Capital Appreciation HLS Fund	None

Saul J. Pannell	Capital Appreciation HLS Fund	$100,001 - $500,000

W. Michael Reckmeyer, III	Value HLS Fund	None

Philip W. Ruedi	Capital Appreciation HLS Fund MidCap HLS Fund	None None

Jamie A. Rome	Small Company HLS Fund	None

Timothy E. Smith	Ultrashort Bond HLS Fund	None

Michael E. Stack	Balanced HLS Fund	None

Kent M. Stahl	Capital Appreciation HLS Fund	None

Tara Connolly Stilwell	International Opportunities HLS Fund	None

Gregg R. Thomas	Capital Appreciation HLS Fund	None

Mark A. Whitaker	MidCap HLS Fund	$10,001 - $50,000

In addition to the portfolio managers listed above for the Capital Appreciation HLS Fund, the following portfolio managers also serve as portfolio managers for the Capital Appreciation HLS Fund.

Capital Appreciation HLS

Additional Portfolio Managers	Compensation Benchmarks
Ian R. Link	MSCI All Country World
W. Michael Reckmeyer, III	Russell 1000 Value

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Companies have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities.  Subject to any policy established by each Company’s Board of Directors and HFMC, the sub-adviser, as applicable, is primarily responsible for the investment decisions of each applicable HLS Fund and the placing of its portfolio transactions. In placing brokerage orders, it is the policy of each HLS Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While the sub-adviser generally seeks reasonably competitive spreads or commissions, the HLS Funds do not necessarily pay the lowest possible spread or commission.  HFMC may instruct the sub-adviser to direct certain brokerage transactions, using best efforts, subject to obtaining best execution, to broker/dealers in connection with a commission recapture program used to defray fund expenses for the HLS Funds.

The sub-adviser generally deals directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. In addition, the sub-adviser may effect certain “riskless principal” transactions through certain dealers in the over-the-counter market under which “commissions” are paid on such transactions.  Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

While the sub-adviser seeks to obtain the most favorable net results in effecting transactions in an HLS Fund’s portfolio securities, broker-dealers who provide investment research to the sub-adviser may receive orders for transactions from the sub-adviser.  Such research services ordinarily consist of assessments and analyses of or affecting the business or prospects of a company, industry, economic sector or financial market.  To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may cause an HLS Fund to pay a broker-dealer that provides “brokerage and research services” (as defined in the 1934 Act) to the sub-adviser an amount in respect of securities transactions for the HLS Fund in excess of the amount that another broker-dealer would have charged in respect of that transaction.  Information so received is in addition to and not in lieu of the services required that the sub-adviser must perform under the applicable investment sub-advisory agreement.  In circumstances where two or more broker-dealers are equally capable of providing best execution, the sub-adviser may, but is under no obligation to, choose the broker-dealer that provides superior research or analysis as determined by the sub-adviser in its sole discretion.  The management fee paid by an HLS Fund is not reduced because the sub-adviser, or its affiliates, receive these services even though they might otherwise be required to purchase some of these services for cash.  Some of these services are of value to the sub-adviser, or its affiliates, in advising various of their clients (including the HLS Funds), although not all of these services are necessarily useful and of value in managing the HLS Funds.

To the extent that accounts managed by the sub-adviser are simultaneously engaged in the purchase of the same security as an HLS Fund then, as authorized by the applicable Company’s Board of Directors, available securities may be allocated to the HLS Fund and another client account and may be averaged as to price in a manner determined by the sub-adviser to be fair and equitable. Such allocation and pricing may affect the amount of brokerage commissions paid by each HLS Fund. In some cases, this system might adversely affect the price paid by an HLS Fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for an HLS Fund (for example, in the case of a small issue).

Accounts managed by the sub-adviser (or its affiliates) may hold securities held by an HLS Fund.  Because of different investment objectives or other factors, a particular security may be purchased by the sub-adviser for one client when one or more other clients are selling the same security.

For the fiscal years ended December 31, 2014, December 31, 2013 and December 31, 2012, the HLS Funds paid the following brokerage commissions:

HLS Fund Name	2014	2013	2012
Balanced HLS Fund	$518,215	$556,365	$3,656,147
Capital Appreciation HLS Fund	$12,449,338	$14,114,188	$17,828,002
Disciplined Equity HLS Fund	$352,058	$285,630	$512,734
Dividend and Growth HLS Fund	$1,124,294	$2,087,159	$1,994,208
Global Growth HLS Fund	$449,306	$505,934	$784,476
Growth Opportunities HLS Fund	$1,948,303	$2,119,375	$2,108,842
Healthcare HLS Fund	$177,649	$175,509	$191,641
High Yield HLS Fund	None	None	$5,714
International Opportunities HLS Fund	$2,903,375	$3,399,157	$3,713,821

HLS Fund Name	2014	2013	2012
MidCap HLS Fund	$852,811	$829,779	$1,402,545
MidCap Value HLS Fund	$313,802	$539,619	$624,986
Small Company HLS Fund	$2,277,525	$2,684,777	$3,624,001
Small/Mid Cap Equity HLS Fund	$117,434	$192,071	$241,215
SmallCap Growth HLS Fund	$1,290,279	$696,095	$796,019
Stock HLS Fund	$238,977	$402,127	$7,267,107
Total Return Bond HLS Fund	$602,618	$366,247	$273,158
Ultrashort Bond HLS Fund	None	None	None
U.S. Government Securities HLS Fund	$72,607	$65,527	$68,480
Value HLS Fund	$147,827	$238,343	$298,925

Commission rates are established by country and trade method used to execute a given order.  Changes in the amount of brokerage commissions paid by an HLS Fund are due to these factors as well as the Fund’s asset growth, cash flows and changes in portfolio turnover.

The following table shows the dollar amount of brokerage commissions paid to firms selected in recognition of research services and the approximate dollar amount of the transactions involved for the fiscal year ended December 31, 2014.

HLS Fund Name	Commissions Paid to Firms Selected in Recognition of Research Services	Total Amount of Transactions to Firms Selected in Recognition of Research Services
Balanced HLS Fund*	$28,230	$80,103,738
Capital Appreciation HLS Fund*	$710,971	$1,074,845,901
Disciplined Equity HLS Fund*	$34,604	$133,533,794
Dividend and Growth HLS Fund*	$76,616	$160,225,818
Global Growth HLS Fund*	$23,659	$57,580,923
Growth Opportunities HLS Fund*	$118,774	$270,817,604
Healthcare HLS Fund*	$12,799	$18,940,175
High Yield HLS Fund*	$0	$0
International Opportunities HLS Fund*	$194,147	$206,607,161
MidCap HLS Fund*	$51,285	$104,490,120
MidCap Value HLS Fund*	$21,293	$29,371,282
Small Company HLS Fund*	$157,611	$208,315,122
Small/Mid Cap Equity HLS Fund*	$14,537	$38,389,020
SmallCap Growth HLS Fund*	$84,150	$166,534,432
Stock HLS Fund*	$19,752	$100,574,030
Total Return Bond HLS Fund*	$0	$0
Ultrashort Bond HLS Fund*	$0	$0
U.S. Government Securities HLS Fund*	$0	$0
Value HLS Fund*	$9,230	$18,135,366

*   Wellington Management requests broker/dealers to accrue cash balances for payment of qualified third-party research services through client commission arrangements (CCAs), formerly known as soft dollars. The cost of third-party research services provided by each broker/dealer is calculated as a percentage of the firm-wide commissions applied to CCAs with each firm. The CCA amount represents the account’s pro rata share of accruals under these arrangements.

The following table identifies the HLS Funds’ regular brokers or dealers (as defined under Rule 10b-1 of the 1940 Act) whose securities the HLS Funds have acquired during the fiscal year ended December 31, 2014 and the value of each HLS Fund’s aggregate holdings of each such issuer as of December 31, 2014.

HLS Fund Name	Regular Broker or Dealer	Aggregate Value (in Thousands)
Hartford Balanced HLS Fund	Banc of America Securities LLC	$5,439
	Barclay Investments, Inc.	6,343
	BMO Capital Markets	4,033
	BNP Paribas Securities Corp.	2,406
	Citigroup Global Markets, Inc.	48,186
	Credit Suisse Capital LLC	3,397
	Deutsche Bank Securities, Inc.	873
	Goldman Sachs & Co.	33,969

HLS Fund Name	Regular Broker or Dealer	Aggregate Value (in Thousands)
	HSBC Securities, Inc.	4,019
	JP Morgan Securities, Inc.	66,119
	Merrill Lynch Pierce Fenner & Smith	12,056
	Morgan Stanley & Co., Inc.	6,175
	RBS Securities, Inc.	229
	Societe Generale Investments Corp.	2,558
	TD Securities (USA), Inc.	5,478
	U.S. Bancorp Investments, Inc.	820
	UBS Securities LLC	262
	Wells Fargo & Co.	70,829

Hartford Capital Appreciation HLS Fund	Banc of America Securities LLC	$545
	Barclay Investments, Inc.	12,731
	BMO Capital Markets	17,065
	Citigroup Global Markets, Inc.	118,583
	Deutsche Bank Securities, Inc.	3,693
	JP Morgan Securities, Inc.	116,706
	RBS Securities, Inc.	968
	Societe Generale Investments Corp.	10,825
	TD Securities (USA), Inc.	23,183
	Wells Fargo & Co.	27,802

Hartford Disciplined Equity HLS Fund	Banc of America Securities LLC	$38
	Barclay Investments, Inc.	903
	BMO Capital Markets	1,211
	Citigroup Global Markets, Inc.	1,615
	Deutsche Bank Securities, Inc.	262
	JP Morgan Securities, Inc.	21,008
	RBS Securities, Inc.	69
	Societe Generale Investments Corp.	768
	TD Securities (USA), Inc.	1,645

Hartford Dividend and Growth HLS Fund	Banc of America Securities LLC	$32,203
	Barclay Investments, Inc.	5,968
	BMO Capital Markets	8,000
	Citigroup Global Markets, Inc.	60,463
	Deutsche Bank Securities, Inc.	1,731
	JP Morgan Securities, Inc.	97,888
	RBS Securities, Inc.	454
	Societe Generale Investments Corp.	5,074
	TD Securities (USA), Inc.	10,867
	U.S. Bancorp Investments, Inc.	28,545
	Wells Fargo & Co.	181,872

Hartford Global Growth HLS Fund	Banc of America Securities LLC	$24
	Barclay Investments, Inc.	557
	BMO Capital Markets	746
	BNP Paribas Securities Corp.	2,367
	Citigroup Global Markets, Inc.	995
	Deutsche Bank Securities, Inc.	161
	JP Morgan Securities, Inc.	2,532
	RBS Securities, Inc.	42

HLS Fund Name	Regular Broker or Dealer	Aggregate Value (in Thousands)
	Societe Generale Investments Corp.	473
	TD Securities (USA), Inc.	1,014

Hartford Growth Opportunities HLS Fund	Banc of America Securities LLC	$15
	Barclay Investments, Inc.	343
	BMO Capital Markets	459
	Citigroup Global Markets, Inc.	612
	Deutsche Bank Securities, Inc.	99
	RBS Securities, Inc.	26
	Societe Generale Investments Corp.	291
	TD Securities (USA), Inc.	624

Hartford Healthcare HLS Fund	Banc of America Securities LLC	$145
	Barclay Investments, Inc.	3,386
	BMO Capital Markets	4,540
	Citigroup Global Markets, Inc.	6,052
	Deutsche Bank Securities, Inc.	982
	RBS Securities, Inc.	258
	Societe Generale Investments Corp.	2,879
	TD Securities (USA), Inc.	6,167

Hartford High Yield HLS Fund	Banc of America Securities LLC	$135
	Barclay Investments, Inc.	6,893
	BMO Capital Markets	4,239
	Citigroup Global Markets, Inc.	5,665
	Credit Suisse Capital LLC	1,456
	Deutsche Bank Securities, Inc.	917
	RBS Securities, Inc.	4,126
	Societe Generale Investments Corp.	8,241
	TD Securities (USA), Inc.	5,758

Hartford International Opportunities HLS Fund	Banc of America Securities LLC	$102
	Barclay Investments, Inc.	2,381
	BMO Capital Markets	3,192
	BNP Paribas Securities Corp.	6,826
	Citigroup Global Markets, Inc.	4,256
	Deutsche Bank Securities, Inc.	691
	RBS Securities, Inc.	181
	Societe Generale Investments Corp.	6,792
	TD Securities (USA), Inc.	4,337
	UBS Securities LLC	25,018

Hartford MidCap HLS Fund	Banc of America Securities LLC	$8
	Barclay Investments, Inc.	195
	BMO Capital Markets	261
	Citigroup Global Markets, Inc.	348
	Deutsche Bank Securities, Inc.	57
	RBS Securities, Inc.	15
	Societe Generale Investments Corp.	166
	TD Securities (USA), Inc.	355

Hartford MidCap Value HLS Fund	Banc of America Securities LLC	$38
	Barclay Investments, Inc.	903

HLS Fund Name	Regular Broker or Dealer	Aggregate Value (in Thousands)
	BMO Capital Markets	1,210
	Citigroup Global Markets, Inc.	1,613
	Deutsche Bank Securities, Inc.	262
	RBS Securities, Inc.	69
	Societe Generale Investments Corp.	768
	TD Securities (USA), Inc.	1,644

Hartford Small Company HLS Fund	Banc of America Securities LLC	$163
	Barclay Investments, Inc.	3,808
	BMO Capital Markets	5,105
	Citigroup Global Markets, Inc.	6,806
	Deutsche Bank Securities, Inc.	1,105
	RBS Securities, Inc.	290
	Societe Generale Investments Corp.	3,238
	TD Securities (USA), Inc.	6,935

Hartford Small/Mid Cap Equity HLS Fund	Banc of America Securities LLC	$4
	Barclay Investments, Inc.	78
	BMO Capital Markets	104
	Citigroup Global Markets, Inc.	139
	Deutsche Bank Securities, Inc.	22
	RBS Securities, Inc.	6
	Societe Generale Investments Corp.	66
	TD Securities (USA), Inc.	141

Hartford SmallCap Growth HLS Fund	Banc of America Securities LLC	$38
	Barclay Investments, Inc.	889
	BMO Capital Markets	1,192
	Citigroup Global Markets, Inc.	1,590
	Deutsche Bank Securities, Inc.	258
	RBS Securities, Inc.	68
	Societe Generale Investments Corp.	756
	TD Securities (USA), Inc.	1,620

Hartford Stock HLS Fund	Banc of America Securities LLC	$110
	Barclay Investments, Inc.	2,563
	BMO Capital Markets	3,436
	Citigroup Global Markets, Inc.	4,581
	Deutsche Bank Securities, Inc.	743
	RBS Securities, Inc.	195
	Societe Generale Investments Corp.	2,179
	TD Securities (USA), Inc.	4,667
	Wells Fargo & Co.	27,150

Hartford Total Return Bond HLS Fund	Banc of America Securities LLC	$166
	Barclay Investments, Inc.	26,570
	BMO Capital Markets	5,203
	Citigroup Global Markets, Inc.	57,486
	Credit Suisse Capital LLC	28,587
	Deutsche Bank Securities, Inc.	1,126
	Goldman Sachs & Co.	50,880
	HSBC Securities, Inc.	16,515
	JP Morgan Securities, Inc.	116,561

HLS Fund Name	Regular Broker or Dealer	Aggregate Value (in Thousands)
	Merrill Lynch Pierce Fenner & Smith	57,599
	Morgan Stanley & Co., Inc.	74,772
	RBS Securities, Inc.	21,975
	Societe Generale Investments Corp.	16,715
	State Street Global Markets LLC	1,002
	TD Securities (USA), Inc.	7,069
	U.S. Bancorp Investments, Inc.	1,833
	UBS Securities LLC	7,450
	Wells Fargo & Co.	58,943

Hartford Ultrashort Bond HLS Fund	Banc of America Securities LLC	$12,924
	Barclay Investments, Inc.	3,378
	BMO Capital Markets	6,779
	BNP Paribas Securities Corp.	5,010
	Citigroup Global Markets, Inc.	28,890
	Credit Suisse Capital LLC	8,117
	Deutsche Bank Securities, Inc.	4,149
	Goldman Sachs & Co.	7,065
	HSBC Securities, Inc.	3,012
	JP Morgan Securities, Inc.	17,745
	Morgan Stanley & Co., Inc.	7,541
	RBC Capital Markets	6,010
	RBS Securities, Inc.	43
	Societe Generale Investments Corp.	3,530
	TD Securities (USA), Inc.	7,021
	U.S. Bancorp Investments, Inc.	878
	UBS Securities LLC	6,700
	Wells Fargo & Co.	3,437

Hartford U.S. Government Securities HLS Fund	Banc of America Securities LLC	$294
	Barclay Investments, Inc.	6,883
	BMO Capital Markets	9,226
	Citigroup Global Markets, Inc.	12,301
	Deutsche Bank Securities, Inc.	1,997
	JP Morgan Securities, Inc.	3,760
	Morgan Stanley & Co., Inc.	3,934
	RBS Greenwich Capital Markets, Inc.	524
	Societe Generale Investments Corp.	5,852
	TD Securities (USA), Inc.	12,533
	Wells Fargo & Co.	2,612

Hartford Value HLS Fund	Banc of America Securities LLC	$31
	Barclay Investments, Inc.	721
	BMO Capital Markets	968
	Citigroup Global Markets, Inc.	16,537
	Deutsche Bank Securities, Inc.	209
	Goldman Sachs & Co.	9,222
	JP Morgan Securities, Inc.	22,416
	RBS Securities, Inc.	55
	Societe Generale Investments Corp.	613
	TD Securities (USA), Inc.	1,314
	Wells Fargo & Co.	24,601

HLS FUND EXPENSES

Each HLS Fund pays its own expenses including, without limitation:  (1) expenses of maintaining the Fund and continuing its existence; (2) registration of the Fund under the 1940 Act; (3) auditing, accounting and legal expenses; (4) taxes and interest; (5) governmental fees; (6) expenses of issue, sale, repurchase and redemption of Fund shares; (7) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund’s principal underwriter, if any, as broker-dealer or agent under state securities laws; (8) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations thereof; (9) expenses of reports to governmental officers and commissions; (10) insurance expenses; (11) fees, expenses and disbursements of custodians for all services to the Fund; (12) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund; (13) expenses for servicing shareholder accounts; (14) any direct charges to shareholders approved by the directors of the Fund; (15) compensation and expenses of directors of the Fund, other than those who are also officers of The Hartford; and (16) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Fund to indemnify its directors and officers with respect thereto.

HLS FUND ADMINISTRATION AND ACCOUNTING SERVICES

The management fee paid by each HLS Fund to HFMC covers, in addition to investment advisory services, certain administrative services that are provided to each HLS Fund.  Pursuant to an agreement between HFMC and Hartford Life Insurance Company (“Hartford Life”) (an affiliate of HFMC), Hartford Life provides certain administrative services to insurance separate accounts of Hartford Life and its affiliates that are invested in the HLS Funds.  In return for these administrative services, HFMC pays Hartford Life a monthly fee at the annual rate of 0.25% of the average daily net assets of the Hartford Life’s separate accounts that are invested in each HLS Fund.  This fee is paid out of the management fee and not by the HLS Fund.  In addition, HFMC and its affiliates may pay, out of their own assets, compensation to third-party administrators for recordkeeping and other administrative services.

HFMC provides fund accounting services to the HLS Funds pursuant to a fund accounting agreement by and between each Company, on behalf of their respective HLS Funds, and HFMC.  Such fund accounting services include, but are not limited to: (i) daily pricing of portfolio securities; (ii) computation of the net asset value and the net income of the HLS Funds in accordance with the HLS Funds’ prospectuses and statement of additional information; (iii) calculation of dividend and capital gain distributions, if any; (iv) calculation of yields on all applicable HLS Funds and all classes thereof; (v) preparation of various reports; and (vi) such other similar services with respect to an HLS Fund as may be reasonably requested by the HLS Funds.  HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds.

In consideration of services rendered and expenses assumed pursuant to this agreement, each HLS Fund pays HFMC a fee calculated at the following annual rate based on such Fund’s aggregate net assets shown below.

High Yield HLS Fund and Total Return Bond HLS Fund

Average Daily Net Assets	Annual Fee
First $5 billion	0.020%
Next $5 billion	0.015%
Amount Over $10 billion	0.010%

Capital Appreciation HLS Fund

Average Daily Net Assets	Annual Fee
First $5 billion	0.018%
Next $5 billion	0.014%
Amount Over $10 billion	0.010%

Balanced HLS Fund and International Opportunities HLS Fund

Average Daily Net Assets	Annual Fee
First $5 billion	0.016%
Next $5 billion	0.013%
Amount Over $10 billion	0.010%

Global Growth HLS Fund and Small/MidCap Equity HLS Fund

Average Daily Net Assets	Annual Fee
First $5 billion	0.014%
Next $5 billion	0.012%
Amount Over $10 billion	0.010%

Dividend and Growth HLS Fund, Disciplined Equity HLS Fund, Small Company HLS Fund, SmallCap Growth HLS Fund and U.S. Government Securities HLS Fund

Average Daily Net Assets	Annual Fee
First $5 billion	0.012%
Amount Over $5 billion	0.010%

Growth Opportunities HLS Fund, Healthcare HLS Fund, Fund, MidCap HLS Fund, MidCap Value HLS Fund,  Stock HLS Fund, Ultrashort Bond HLS Fund and Value HLS Fund

Average Daily Net Assets	Annual Fee
All Assets	0.010%

The following tables reflect the amounts paid for fund accounting services for the past three fiscal years. Prior to January 1, 2013, fund accounting services were provided by Hartford Life.  Therefore, amounts paid prior to January 1, 2013 reflect amounts paid to Hartford Life.

	2014	2013	2012
Balanced HLS Fund	$485,383	$514,213	$535,988
Capital Appreciation HLS Fund	$1,260,332	$1,380,744	$1,563,668
Disciplined Equity HLS Fund	$103,705	$112,331	$117,589
Dividend and Growth HLS Fund	$503,526	$529,314	$538,876
Global Growth HLS Fund	$64,398	$58,311	$61,829
Growth Opportunities HLS Fund	$127,982	$113,589	$107,888
Healthcare HLS Fund	$32,442	$25,062	$20,252
High Yield HLS Fund	$97,168	$116,824	$138,387
International Opportunities HLS Fund	$245,910	$247,913	$244,602
MidCap HLS Fund	$167,828	$152,830	$138,852
MidCap Value HLS Fund	$48,175	$47,493	$45,479
Small Company HLS Fund	$172,699	$164,510	$157,504
Small/MidCap Equity HLS Fund	$18,031	$19,875	$18,498
SmallCap Growth HLS Fund	$76,073	$67,122	$65,076
Stock HLS Fund	$176,666	$182,511	$184,830
Total Return Bond HLS Fund	$699,737	$770,825	$854,798
Ultrashort Bond HLS Fund	$100,581	$164,134	$205,468
U.S. Government Securities HLS Fund	$76,525	$100,258	$126,843
Value HLS Fund	$63,690	$68,237	$69,414

DISTRIBUTION ARRANGEMENTS

Each HLS Fund’s shares are sold by Hartford Funds Distributors, LLC (“HFD” or the “distributor”), a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”), on a continuous basis.

Each Company, on behalf of its respective HLS Funds, has adopted separate distribution plans (“Class IB Distribution Plans”) for Class IB shares pursuant to the approval of the Board of Directors of each Company in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable market conduct rules of FINRA concerning asset based sales charges.  Each Company has also, on behalf of certain HLS Funds, adopted separate distribution plans (“Class IC Distribution Plans” and, together with Class IB Distribution Plans, the “Distribution Plans”) for Class IC shares pursuant to the approval of the Board of Directors of each Company in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable market conduct rules of FINRA concerning asset based sales charges.

The distributor is authorized by the Companies to receive purchase and redemption orders on behalf of the HLS Funds. The distributor has authorized one or more financial services institutions and/or qualified plan intermediaries to receive purchase and redemption orders on behalf of the HLS Funds, subject to the HLS Funds’ policies and procedures with respect to frequent purchases and redemptions of HLS Fund shares and applicable law. In these circumstances, an HLS Fund will be deemed to have received a purchase or redemption order when an authorized financial services institution and/or qualified plan intermediary receives the order.  Orders will be priced at that HLS Fund’s next net asset value computed after the orders are received by an authorized financial services institution and/or qualified plan intermediary and accepted by the HLS Fund. Each Fund’s net asset value is determined in the manner described in that Fund’s prospectus.

Pursuant to the Class IB Distribution Plans, each HLS Fund may compensate the distributor for its expenditures in financing any activity primarily intended to result in the sale of Class IB shares. The expenses of each HLS Fund pursuant to each Class IB Distribution Plan may not exceed the annual rate of 0.25% of each HLS Fund’s average daily net assets attributable to Class IB shares. All or any portion of this fee may be remitted to dealers who provide distribution or shareholder account services.

Pursuant to the Class IC Distribution Plans, each HLS Fund may compensate the distributor for its expenditures in financing any activity primarily intended to result in the sale of Class IC shares. The expenses of each HLS Fund pursuant to each Plan may not exceed the annual rate of 0.25% of each HLS Fund’s average daily net assets attributable to Class IC shares. All or any portion of this fee may be remitted to dealers who provide distribution services.

Distribution fees paid to the distributor may be spent on any activities or expenses primarily intended to result in the sale of each HLS Fund’s shares including but not limited to (a) compensation to and expenses, including overhead and telephone expenses, of employees of the distributor engaged in the distribution of the applicable share class of the HLS Fund; (b) printing and mailing of prospectuses, statements of additional information, and reports for prospective purchasers of variable annuity contracts or variable life insurance contracts (“Variable Contracts”) investing indirectly in the applicable share class of the HLS Fund; (c) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts investing indirectly in the applicable share class of the HLS Fund; (d) expenses relating to the development, preparation, printing, and mailing of HLS Fund advertisements, sales literature, and other promotional materials describing and/or relating to the applicable share class of the HLS Fund; (e) expenses of holding seminars and sales meetings designed to promote the distribution of the applicable share class of the HLS Fund; (f) expenses of training sales personnel regarding the applicable share class of a Hartford HLS Fund; (g) expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the applicable share class of a Hartford HLS Fund; (h) financing any other activity that the Distributor determines is primarily intended to result in the sale of the applicable share class; and, with respect to the Class IB Distribution Plans, (i) expenses of obtaining information and providing explanations to Variable Contract owners regarding HLS Fund investment objectives and policies and other information about the HLS Fund, including performance; and (j) expenses of personal services and/or maintenance of Variable Contract accounts with respect to the applicable share class of a Hartford HLS Fund attributable to such accounts.  These Plans are considered compensation type plans, which means the distributor is paid the agreed upon fee regardless of the distributor’s expenditures.  Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the HLS Funds will not be obligated to pay more than that fee.  If HFD’s actual expenditures are less than the fee payable to HFD at any given time, HFD may realize a profit from the arrangement.

In accordance with the terms of the Plans, the distributor provides to each HLS Fund, for review by the Board of Directors of the applicable Company, a quarterly written report of the amounts expended under the respective Distribution Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the applicable Company’s Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of each Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of each HLS Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Distribution Plans, cast in person at a meeting called for the purpose of voting on the Distribution Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Distribution Plans may provide to the HLS Funds and their shareholders, including shareholder servicing, the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity and the ability to sell shares of the HLS Funds through adviser and broker distribution channels.  The Board of Directors of each Company believes that there is a reasonable likelihood that the Distribution Plans will benefit the shareholders of each applicable share class of each HLS Fund.  Under their terms, the Distribution Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the applicable Board in the manner described above.  The Distribution Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each HLS Fund affected thereby, and material amendments to the Distribution Plans must also be approved by the applicable Board of Directors in the manner described above.  A Distribution Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the applicable Board who are not interested persons of each HLS Fund and have no direct or indirect financial interest in the operations of the Distribution Plan, or by a vote of a “majority of the outstanding voting securities” of each HLS Fund affected thereby.  A Distribution Plan will automatically terminate in the event of its assignment.

In addition to distribution fees paid under the Distribution Plans, HLS Funds with Class IC shares may pay an administrative services fee (“Class IC Service Fee”) to third party insurance companies annually up to 0.25% of the average daily net assets of the Hartford HLS Fund attributable to its Class IC shares for recordkeeping and/or other administrative services provided to such Class IC shares.

For the fiscal year ended December 31, 2014, the Class IB and Class IC shares of the HLS Funds paid the 12b-1 fees listed below.

HLS Fund Name	Class IB	Class IC
Balanced HLS Fund	$945,036	$0	*
Capital Appreciation HLS Fund	$2,104,350	$1,641
Disciplined Equity HLS Fund	$274,036	N/A
Dividend and Growth HLS Fund	$1,479,630	$0	*
Global Growth HLS Fund	$215,722	$0	*
Growth Opportunities HLS Fund	$345,485	$826
Healthcare HLS Fund	$146,317	N/A
High Yield HLS Fund	$296,785	N/A
International Opportunities HLS Fund	$508,392	$0	*
MidCap HLS Fund	$207,391	$0	*
MidCap Value HLS Fund	$295,044	N/A
Small Company HLS Fund	$329,663	N/A
Small/Mid Cap Equity HLS Fund	$58,756	$0	*
SmallCap Growth HLS Fund	$301,391	N/A
Stock HLS Fund	$472,030	$0	*
Total Return Bond HLS Fund	$980,014	N/A
Ultrashort Bond HLS Fund	$342,379	N/A
U.S. Government Securities HLS Fund	$287,759	N/A
Value HLS Fund	$254,175	N/A

*Class IC shares were not operational for this Fund as of December 31, 2014.

The entire amount of 12b-1 fees listed above was paid as compensation to the distributor.  The distributor may remit all or a portion of the entire amount, either directly or indirectly through affiliated insurance companies, to dealers as compensation.

The distributor and its affiliates may pay, out of their own assets, compensation to brokers, financial institutions and other persons for the sale and distribution of the HLS Funds’ shares and/or for the servicing of those shares.

PURCHASE AND REDEMPTION OF SHARES

For information regarding the purchase or sale (redemption) of HLS Fund shares, see “Purchase and Redemption of Fund Shares” in the HLS Funds’ prospectuses.

SUSPENSION OF REDEMPTIONS

An HLS Fund may not suspend a shareholder’s right of redemption, or postpone payment for a redemption for more than seven days, unless permitted by law, the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by an HLS Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for an HLS Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.

ACCOUNT CLOSINGS

There may be instances in which it is appropriate for your account to be closed.  Your account could be closed if:  (i) your identity cannot be verified or you fail to provide a valid SSN or TIN; (ii) the registered address of your account is outside of the United States or in a U.S. jurisdiction in which the Fund shares are not registered; (iii) transactions in your account raise suspicions of money laundering, fraud or other illegal conduct; (iv) shares purchased are not paid for when due; (v) your account does not meet the qualifications for ownership for the particular class of shares held in your account; (vi) maintenance of your account jeopardizes the tax status or qualifications of the HLS Funds; (vii) your account balance falls to $1,000 or less and you fail to bring the account above $1,000 within thirty (30) days of notification; (viii) there is a change in your broker of record, for example your broker is no longer able to sell HLS Fund shares; or (ix) closing the account is determined to be in the best interests of the HLS Fund.  If you invest in a Fund through a Variable Contract, the terms of the contract may specify additional circumstances under which your shares may be redeemed.

DETERMINATION OF NET ASSET VALUE

The net asset value per share (NAV) is determined for each class of an HLS Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, the “Valuation Time”) on each day that the Exchange is open (the “Valuation Date”).  The HLS Funds are closed for business and do not price their shares on the following business holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays observed by the Exchange.  If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the HLS Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the HLS Fund’s NAV in accordance with applicable law. The net asset value for each class of shares is determined by dividing the value of that HLS Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the HLS Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in an HLS Fund’s portfolio for which market prices are readily available are valued at market value.  If market prices are not readily available or are deemed unreliable, an HLS Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of the applicable Company.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of an HLS Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments that are primarily traded on foreign markets may trade on days that are not business days of the HLS Funds.  The value of the foreign securities or other instruments in which an HLS Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the HLS Fund.  Fair value pricing is subjective in nature and the use of fair value pricing by the HLS Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded but before the Valuation Time.  There can be no assurance that any HLS Fund could obtain the fair value assigned to an investment if the HLS Fund were to sell the investment at approximately the time at which that HLS Fund determines its NAV.

Fixed income investments (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by an HLS Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by each Company’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.   Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions.  Generally, each HLS Fund may use fair valuation in regards to fixed income positions when an HLS Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending.  Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days, at which time their value on the 61st day is amortized.

Exchange-traded equity securities shall be valued at the last reported trade price on the exchange on which the security is primarily traded (the “Primary Market”) at the Valuation Time.  If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported trade price on another exchange where it trades at the Valuation Time.  The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. System (“Nasdaq”) or another OTC market shall be valued at the last reported trade price or official closing price, if there is trade volume, on the exchange or market on which the security is traded as of the Valuation Time.  If it is not possible to determine the last reported trade price or official closing price, with trade volume, on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of an HLS Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the HLS Fund.

Exchange traded options contracts on securities, currencies, indices, futures contracts, commodities and other instruments shall be valued at their last reported trade price at the Valuation Time on the Primary Market on which the instrument is traded.  If the instrument did not trade on the Primary Market, it may be valued at the last reported trade price at the Valuation Time on another exchange or market where it did trade.  If it is not possible to determine the last reported trade price on the Primary Market or another exchange or market at the Valuation Time or if the last trade price does not fall between the bid and ask prices, the value of the instrument shall be taken to be the mean between the most recent bid and asked prices on such exchange or market at the Valuation Time.  Absent both bid and asked prices on such exchange, the bid price may be used.  In the case of OTC options that do not trade on an exchange, values may be supplied by an independent pricing service based upon the terms of each option, using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional and volatility or other special adjustments.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively.  If a settlement price is not available, the futures contracts will be valued at the most recent trade price as of the Valuation Time.  If there were no trades on the valuation day, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.  Absent both bid and asked prices on such exchange, the bid price may be used.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the foreign currency exchange rate and the forward currency rate.  Spot foreign currency exchange rates and forward currency rates are obtained from an independent pricing service on the Valuation Date.

Swaps shall be valued using a custom interface from an independent pricing service.  If a swap cannot be valued through an independent pricing service, Bloomberg may be used to calculate a value based upon inputs from the terms of each swap.  Swaps for which prices are not available from an independent pricing service or a broker are valued in accordance with procedures established by the Board of Directors of each Company.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market.  If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument.  In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Board of Directors of each Company.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Board of Directors of each Company.

CAPITALIZATION AND VOTING RIGHTS

Capital Stock   The Board of Directors for each Company is authorized, without further shareholder approval, to authorize additional shares and to classify and reclassify shares of the HLS Funds into one or more classes.  Accordingly, the directors have authorized the issuance of (1) three classes of shares for Balanced HLS Fund, Capital Appreciation HLS Fund, Dividend and Growth HLS Fund, Global Growth HLS Fund, Growth Opportunities HLS Fund, International Opportunities HLS Fund, MidCap HLS Fund, Small/Mid Cap Equity HLS Fund and Stock HLS Fund designated as Class IA, Class IB and Class IC shares; and (2) two classes for all HLS Funds, except Balanced HLS Fund, Capital Appreciation HLS Fund, Dividend and Growth HLS Fund, Global Growth HLS Fund, Growth Opportunities HLS Fund, International Opportunities HLS Fund, MidCap HLS Fund, Small/Mid Cap Equity HLS Fund and Stock HLS Fund, designated as Class IA and Class IB shares.

Share Classes  Under each applicable HLS Fund’s multi-class plan, shares of each class of an HLS Fund represent an equal pro rata interest in that HLS Fund and, generally, shall have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear its “Class Expenses;” (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges; and (f) each class may have different conversion features, although a conversion feature is not currently contemplated.

Voting  Each shareholder is entitled to one vote for each share of the HLS Funds held upon all matters submitted to the shareholders generally.  Most of the shares of the HLS Funds are held of record by insurance companies.  The insurance companies will generally vote HLS Fund shares pro rata according to the written instructions of the owners of Variable Contracts indirectly invested in the HLS Funds.  It is expected that such insurance companies will vote shares for which no instructions are received for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received.

Matters in which the interests of all the HLS Funds in a Company are substantially identical (such as the election of directors or the ratification of the selection of the independent registered public accounting firm) are voted on by all shareholders of the Company without regard to the separate HLS Funds.  Matters that affect all or several HLS Funds, but where the interests of the HLS Funds are not substantially identical (such as approval of an investment management agreement) are voted on separately by the shareholders of each HLS Fund for their HLS Fund.  Matters that affect only one HLS Fund (such as a change in its fundamental policies) are voted on separately for the HLS Fund by the shareholders of that HLS Fund.  Likewise, matters that affect only one class of shares of an HLS Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class.

Other Rights  Each share of HLS Fund stock, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. Shares of HLS Fund stock have no pre-emptive, subscription or conversion rights.  Upon liquidation of an HLS Fund, the shareholders of that HLS Fund shall be entitled to share, pro rata, in any assets of the HLS Fund after discharge of all liabilities and payment of the expenses of liquidation.

CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS

Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund are presumed to “control” the Fund within the meaning of the 1940 Act.  As a result, those persons or organizations could have the ability to take action with respect to the Fund without the consent or approval of other shareholders.

Hartford Life, or its affiliates, is the owner of all HLS Fund shares held in separate accounts of Hartford Life or its affiliates (such shares are held for the benefit of contract holders and policy owners).  Union Security Insurance Company (“Union Security”), or its affiliates, is the owner of all HLS Fund shares held in separate accounts of Union Security or its affiliates (such shares are held for the benefit of contract holders and policy owners). AXA Equitable Life Insurance Company, or its affiliates, is the owner of all HLS Fund shares held in separate accounts of AXA Equitable Life Insurance Company or its affiliates (such shares are held for the benefit of contract holders and policy owners).  The Lincoln National Life Insurance Company, or its affiliates, is the owner of all HLS Fund shares held in separate accounts of The Lincoln National Life Insurance Company, or its affiliates, (such shares are held for the benefit of contract holders and policy owners).

As of March 31, 2015, the officers and directors of each Company as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund.  As of March 27, 2015, the following persons held of record or (to the knowledge of the Fund) beneficially 5% or more of outstanding shares of a class in the following Funds:

Fund, Shareholder Name and Address	Class IA Percent	Class IB Percent	Class IC Percent
Hartford Balanced HLS Fund*
HARTFORD LIFE INSURANCE CO SEPARATE** ACCT IANN REG HARTFORD CT	34.13%	26.61%
HARTFORD LIFE & ANNUITY SEPARATE ACCOUNT ILIF REG HARTFORD CT	7.23%
HARTFORD LIFE & ANNUITY** SEPARATE ACCOUNT IANN REG HARTFORD CT	44.94%	72.08%
Hartford Capital Appreciation HLS Fund
HARTFORD LIFE & ANNUITY SEPARATE ACCOUNT ILIF REG HARTFORD CT	6.50%
HARTFORD LIFE & ANNUITY** SEPARATE ACCOUNT IANN REG HARTFORD CT	34.77%	61.00%
HARTFORD LIFE INSURANCE CO SEPARATE ACCT IANN REG HARTFORD CT	21.66%	23.19%
HARTFORD LIFE INS CO SEPARATE ACCT GOVT NON REG HARTFORD CT	13.61%
HARTFORD LIFE INS CO SEPARATE ACCT CORP NON REG HARTFORD CT		13.55%
AXA EQUITABLE LIFE SEPARATE ACCOUNT NEW YORK NY			54.85%
THE LINCOLN NATIONAL LIFE INS CO FORT WAYNE IN			42.54%
Hartford Disciplined Equity HLS Fund
UNION SECURITY INSURANCE COMPANY SEPARATE ACCT IANN REG HARTFORD CT	5.70%
HARTFORD LIFE & ANNUITY** SEPARATE ACCOUNT IANN REG HARTFORD CT	55.07%	78.45%
HARTFORD LIFE INSURANCE CO SEPARATE ACCT IANN REG HARTFORD CT	23.79%	19.99%
HARTFORD LIFE & ANNUITY SEPARATE ACCOUNT ILIF REG HARTFORD CT	7.88%
UNION SECURITY INSURANCE CO	6.46%

Fund, Shareholder Name and Address	Class IA Percent	Class IB Percent	Class IC Percent
SEPARATE ACCT NON REG HARTFORD CT
Hartford Dividend And Growth HLS Fund*
HARTFORD LIFE & ANNUITY** SEPARATE ACCOUNT IANN REG HARTFORD CT	49.42%	64.56%
HARTFORD LIFE INSURANCE CO SEPARATE ACCT IANN REG HARTFORD CT	23.06%	23.90%
HARTFORD LIFE INS CO SEPARATE ACCT GOVT NON REG HARTFORD CT	7.68%
HARTFORD LIFE & ANNUITY SEPARATE ACCOUNT ILIF REG HARTFORD CT	7.29%
STATE STREET BANK AND TRUST CO FBO THE HARTFORD INVESTMENT AND SAVINGS PLAN 401K WESTWOOD MA	5.21%
HARTFORD LIFE INS CO SEPARATE ACCT CORP NON REG HARTFORD CT		8.27%
Hartford Global Growth HLS Fund*
HARTFORD LIFE INSURANCE CO SEPARATE ACCT IANN REG HARTFORD CT	19.95%	20.98%
UNION SECURITY INSURANCE CO SEPARATE ACCT NON REG HARTFORD CT	19.49%
UNION SECURITY INSURANCE COMPANY SEPARATE ACCT IANN REG HARTFORD CT	11.41%
HARTFORD LIFE & ANNUITY** SEPARATE ACCOUNT IANN REG HARTFORD CT	35.46%	67.96%
HARTFORD LIFE INS CO SEPARATE ACCT CORP NON REG HARTFORD CT		10.29%
Hartford Growth Opportunities HLS Fund
HARTFORD LIFE & ANNUITY SEPARATE ACCOUNT ILIF REG HARTFORD CT	5.56%
HARTFORD LIFE INSURANCE CO SEPARATE ACCT IANN REG HARTFORD CT	14.42%	15.51%
HARTFORD LIFE & ANNUITY** SEPARATE ACCOUNT IANN REG HARTFORD CT	32.51%	65.48%
UNION SECURITY INSURANCE CO SEPARATE ACCT NON REG HARTFORD CT	27.50%
UNION SECURITY INSURANCE COMPANY SEPARATE ACCT IANN REG HARTFORD CT	17.18%
HARTFORD LIFE INS CO SEPARATE ACCT CORP NON REG		14.77%

Fund, Shareholder Name and Address	Class IA Percent	Class IB Percent	Class IC Percent
HARTFORD CT
AXA EQUITABLE LIFE SEPARATE ACCOUNT NEW YORK NY			97.05%
Hartford Healthcare HLS Fund
HARTFORD LIFE INSURANCE CO SEPARATE ACCT IANN REG HARTFORD CT	11.50%	8.50%
TAYNIK & CO C/O STATE STREET BANK & TRUST CO QUINCY MA	9.81%
HARTFORD LIFE & ANNUITY SEPARATE ACCOUNT IANN REG HARTFORD CT	14.23%	45.83%
STATE STREET CORPORATION FBO ADVENTIST HEALTHCARE RETIREMENT PLAN 403B ROSEVILLE CA	29.19%
HARTFORD LIFE INS CO** SEPARATE ACCT GOVT NON REG HARTFORD CT	30.16%
HARTFORD LIFE INS CO SEPARATE ACCT CORP NON REG HARTFORD CT		42.51%
Hartford High Yield HLS Fund
HARTFORD LIFE & ANNUITY** SEPARATE ACCOUNT IANN REG HARTFORD CT	55.46%	74.29%
HARTFORD LIFE INSURANCE CO SEPARATE** ACCT IANN REG HARTFORD CT	28.36%	16.81%
HARTFORD LIFE & ANNUITY SEPARATE ACCOUNT ILIF REG HARTFORD CT	5.89%
HARTFORD LIFE INS CO SEPARATE ACCT CORP NON REG HARTFORD CT		8.65%
Hartford International Opportunities HLS Fund*
STATE STREET BANK AND TRUST CO FBO THE HARTFORD INVESTMENT AND SAVINGS PLAN 401K WESTWOOD MA	7.60%
HARTFORD LIFE & ANNUITY SEPARATE ACCOUNT ILIF REG HARTFORD CT	6.51%
HARTFORD LIFE INSURANCE CO SEPARATE ACCT IANN REG HARTFORD CT	18.85%	18.36%

Fund, Shareholder Name and Address	Class IA Percent	Class IB Percent	Class IC Percent
HARTFORD LIFE & ANNUITY** SEPARATE ACCOUNT IANN REG HARTFORD CT	35.08%	70.14%
FIIOC CUST/TTEE FBO CERTAIN EMPLOYEE BENEFIT PLANS COVINGTON KY	8.16%
HARTFORD LIFE INS CO SEPARATE ACCT GOVT NON REG HARTFORD CT	6.19%
CHARLES SCHWAB BANK FBO ALLSCRIPTS RETIREMENT SAVINGS PLAN PHOENIX AZ		9.75%
Hartford Midcap HLS Fund*
HARTFORD LIFE & ANNUITY SEPARATE ACCOUNT IANN REG HARTFORD CT	14.70%	18.05%
STATE STREET BANK AND TRUST CO FBO THE HARTFORD INVESTMENT AND SAVINGS PLAN 401K WESTWOOD MA	7.33%
HARTFORD LIFE & ANNUITY SEPARATE ACCOUNT ILIF REG HARTFORD CT	7.49%
HARTFORD LIFE INS CO SEPARATE ACCT GOVT NON REG HARTFORD CT	13.59%
FIIOC CUST/TTEE FBO CERTAIN EMPLOYEE BENEFIT PLANS OTHER COVINGTON KY	14.70%	13.33%
HARTFORD LIFE INSURANCE CO SEPARATE ACCT IANN REG HARTFORD CT	9.56%
VOYA RETIREMENT INSURANCE AND ANNUITY CO WINDSOR CT		36.69%
HARTFORD LIFE INS CO SEPARATE ACCT CORP NON REG HARTFORD CT		23.94%
Hartford Midcap Value HLS Fund
HARTFORD LIFE & ANNUITY SEPARATE ACCOUNT ILIF REG HARTFORD CT	7.16%
HARTFORD LIFE & ANNUITY** SEPARATE ACCOUNT IANN REG HARTFORD CT	45.58%	78.93%
HARTFORD LIFE INSURANCE CO SEPARATE** ACCT IANN REG HARTFORD CT	28.03%	21.07%
UNION SECURITY INSURANCE COMPANY SEPARATE ACCT IANN REG HARTFORD CT	6.72%
UNION SECURITY INSURANCE CO SEPARATE ACCT NON REG HARTFORD CT	8.59%

Fund, Shareholder Name and Address	Class IA Percent	Class IB Percent	Class IC Percent
Hartford Small Company HLS Fund
NORTHERN TRUST COMPANY TTEE FBO HARRIS CORP MASTER TRUST GROWTH OPTION CHICAGO IL	7.88%
HARTFORD LIFE & ANNUITY SEPARATE ACCOUNT ILIF REG HARTFORD CT	5.24%
HARTFORD LIFE INS CO SEPARATE ACCT GOVT NON REG HARTFORD CT	7.31%
HARTFORD LIFE INSURANCE CO SEPARATE ACCT IANN REG HARTFORD CT	8.12%	12.66%
OHIO PUBLIC EMPLOYEES DCP BOARD FBO OHIO PUBLIC EMPLOYEES DEF COM P 457 PLAN COLUMBUS OH	10.91%
HARTFORD LIFE & ANNUITY SEPARATE ACCOUNT IANN REG HARTFORD CT	15.39%	32.52%
FIIOC CUST/TTEE FBO CERTAIN EMPLOYEE BENEFIT PLANS OTHER COVINGTON KY	26.83%	10.29%
STATE STREET BANK AND TRUST CO FBO THE HARTFORD INVESTMENT AND SAVINGS PLAN 401K WESTWOOD MA	6.58%
HARTFORD LIFE INS CO SEPARATE ACCT CORP NON REG HARTFORD CT		15.51%
GREATWEST TRUST CO LLC FBO RECORDKEEPING FOR VARIOUS BENEFIT PL OMNIPUTNAM C/O MUTUAL FUND TRADING GREENWOOD VILLAGE CO		14.86%
Hartford Small/Mid Cap Equity HLS Fund*
HARTFORD LIFE & ANNUITY** SEPARATE ACCOUNT IANN REG HARTFORD CT	46.31%	80.91%
HARTFORD LIFE INSURANCE CO SEPARATE ACCT IANN REG HARTFORD CT	21.82%	19.09%
UNION SECURITY INSURANCE CO SEPARATE ACCT NON REG HARTFORD CT	17.25%
UNION SECURITY INSURANCE COMPANY SEPARATE ACCT IANN REG HARTFORD CT	13.77%
Hartford SmallCap Growth HLS Fund
UNION SECURITY INSURANCE CO SEPARATE ACCT NON REG HARTFORD CT	14.48%
UNION SECURITY INSURANCE COMPANY SEPARATE ACCT IANN REG HARTFORD CT	7.65%

Fund, Shareholder Name and Address	Class IA Percent	Class IB Percent	Class IC Percent
HARTFORD LIFE INSURANCE CO SEPARATE ACCT IANN REG HARTFORD CT	9.69%	11.46%
CITY OF LOS ANGELES TTEE FBO CITY OF LOS ANGELES DEFERRED COMPENSATION PLAN GREEN VILLAGE CO	14.63%
MERRILL LYNCH FBO RETIREMENT PLANS JACKSONVILLE FL	18.08%
HARTFORD LIFE & ANNUITY SEPARATE ACCOUNT IANN REG HARTFORD CT	15.14%	41.39%
CHARLES SCHWAB BANK PVH ASSOCIATES INVESTMENT PLAN MASTER TRUST HRLY/SALARIED 401K AUSTIN TX		16.61%
CHARLES SCHWAB BANK BREMER 401(K) PLAN BIN BREMER AUSTIN TX		5.98%
CHARLES SCHWAB BANK AKER KVAERNER 401K AUSTIN TX		5.73%
RELIANCE TRUST CO FBO GEORGIA BANKERS ASSOCIATION MASTER TRUST FOR DEFINED CONTRIB PLAN ATLANTA GA		5.47%
CHARLES SCHWAB BANK FBO SHANNON MEDICAL CENTER 401(K) PLAN PHOENIX AZ		5.11%
Hartford Stock HLS Fund*
HARTFORD LIFE & ANNUITY** SEPARATE ACCOUNT IANN REG HARTFORD CT	41.97%	69.57%
HARTFORD LIFE INSURANCE CO** SEPARATE ACCT IANN REG HARTFORD CT	30.46%	27.98%
HARTFORD LIFE & ANNUITY SEPARATE ACCOUNT ILIF REG HARTFORD CT	11.43%
Hartford Total Return Bond HLS Fund
HARTFORD LIFE & ANNUITY SEPARATE ACCOUNT ILIF REG HARTFORD CT	7.16%
HARTFORD LIFE & ANNUITY** SEPARATE ACCOUNT IANN REG HARTFORD CT	54.01%	62.08%
HARTFORD LIFE INSURANCE CO SEPARATE ACCT IANN REG HARTFORD CT	22.77%	28.64%
HARTFORD LIFE INS CO SEPARATE ACCT CORP NON REG HARTFORD CT		7.24%

Fund, Shareholder Name and Address	Class IA Percent	Class IB Percent	Class IC Percent
Hartford UltraShort Bond HLS Fund
HARTFORD LIFE & ANNUITY** SEPARATE ACCOUNT IANN REG HARTFORD CT	52.60%	46.30%
HARTFORD LIFE INSURANCE CO SEPARATE ACCT IANN REG HARTFORD CT	23.61%	17.79%
HARTFORD LIFE & ANNUITY SEPARATE ACCOUNT ILIF REG HARTFORD CT	12.60%
HARTFORD LIFE INS CO SEPARATE ACCT CORP NON REG HARTFORD CT		32.79%
Hartford U.S. Government Securities HLS Fund
HARTFORD LIFE & ANNUITY** SEPARATE ACCOUNT IANN REG HARTFORD CT	49.91%	78.21%
HARTFORD LIFE INSURANCE CO SEPARATE** ACCT IANN REG HARTFORD CT	35.36%	21.79%
Hartford Value HLS Fund
HARTFORD LIFE INSURANCE CO SEPARATE ACCT IANN REG HARTFORD CT	22.54%	17.06%
FIIOC CUST/TTEE FBO CERTAIN EMPLOYEE BENEFIT PLANS COVINGTON KY	5.00%
HARTFORD LIFE & ANNUITY** SEPARATE ACCOUNT IANN REG HARTFORD CT	50.83%	78.03%
UNION SECURITY INSURANCE COMPANY SEPARATE ACCT IANN REG HARTFORD CT	5.14%
UNION SECURITY INSURANCE CO SEPARATE ACCT NON REG HARTFORD CT	5.79%

*As of March 27, 2015, no shareholders owned Class IC shares of the Fund.

**May be deemed to control the Fund because it owned beneficially more than 25% of the outstanding shares of the Fund

TAXES

Federal Tax Status of the HLS Funds

The following discussion of the federal tax status of the HLS Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI.  Tax law is subject to change by legislative, administrative or judicial action.

Each HLS Fund is treated as a separate taxpayer for federal income tax purposes.  Each HLS Fund has elected or intends to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”), and to qualify as a regulated investment company each year.  If an HLS Fund:  (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders an amount at least equal to the sum of: (i) 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains); and (ii) 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which the Companies intend each HLS Fund to do, then under the provisions of Subchapter M, the HLS Fund would not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or is treated as having been distributed to shareholders).

An HLS Fund must meet several requirements to maintain its status as a regulated investment company.  These requirements include the following:  (1) at least 90% of the HLS Fund’s gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, as well as net income from interests in certain publicly traded partnerships; and (2) at the close of each quarter of the HLS Fund’s taxable year, (a) at least 50% of the value of the HLS Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the HLS Fund’s assets nor more than 10% of the outstanding voting securities of such issuer, and (b) the HLS Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of any two or more issuers that are controlled by the HLS Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to its shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings.

Unless seed capital exceeds the amounts specified in the Internal Revenue Code, the HLS Funds should not be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute substantially all their income and gains each calendar year, if the HLS Funds’ only shareholders are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, certain qualified retirement plans and certain tax-exempt entities. If the HLS Funds are subject to the 4% federal excise tax, each Fund generally must distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income (taking into account certain deferrals and elections) for each calendar year, (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income not distributed in prior years (the “excise tax avoidance requirements”).  For purposes of determining whether an HLS Fund has met this distribution requirement, the Fund will be deemed to have distributed any income or gains on which it has been subject to U.S. federal income tax.

Each of the HLS Funds also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies’ separate accounts that are used to support variable life insurance contracts and variable annuity contracts.  Such separate accounts may meet these requirements by investing solely in the shares of a mutual fund registered under the 1940 Act as an open-end management investment company such as the HLS Funds which meets certain additional requirements.  These requirements are in addition to the diversification requirements of subchapter M and of the 1940 Act, and may affect the securities in which an HLS Fund may invest.  In order to comply with future requirements of Section 817(h) (or related provisions of the Code), an HLS Fund may be required, for example, to alter its investment objectives.  In addition, certain HLS Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws.  If HLS Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected HLS Funds may fail the diversification requirements of Section 817(h) of the Code, which could have adverse tax consequences for contract owners with premiums allocated to the affected HLS Funds.

The 817(h) requirements place certain limitations on the percentage of assets of each separate account (or underlying mutual fund) that may be invested in securities of a single issuer.  These limitations apply to how much of each HLS Fund’s assets may be invested in securities of a single issuer.  Specifically, the regulations provide that, except as permitted by a “safe harbor” described below, as of the end of each calendar quarter, or within 30 days thereafter:

no more than 55% of an HLS Fund’s total assets may be represented by any one investment;
no more than 70% by any two investments;
no more than 80% by any three investments; and
no more than 90% by any four investments.

Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, government securities, and securities of other regulated investment companies.  For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment.  In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

Investment income received from sources within foreign countries, or capital gains earned by an HLS Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source.  In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more.  The United States has entered into tax treaties with many foreign countries that may entitle the HLS Funds to a reduced rate of tax or exemption from tax on this related income and gains.  The effective rate of foreign tax cannot be determined at this time since the amount of these HLS Funds’ assets to be invested within various countries is not now known.  The Companies intend that the HLS Funds will seek to operate so as to qualify for treaty-reduced rates of tax when applicable.  Owners of variable life insurance and variable annuity contracts investing in such an HLS Fund bear the costs of any foreign tax, but are not able to claim a foreign tax credit or deduction for these foreign taxes.

Any gains derived from short sales will generally be taxed as short-term capital gains that would be taxed to shareholders on distributions as ordinary income.

An HLS Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the HLS Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the HLS Fund and defer losses of the HLS Fund.  These rules:  (1) could affect the character, amount and timing of distributions to shareholders of the HLS Fund, (2) could require such an HLS Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out), and (3) may cause the HLS Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes described above.  The Companies seek to monitor transactions of each HLS Fund, seek to make the appropriate tax elections on behalf of the HLS Fund and seek to make the appropriate entries in the HLS Fund’s books and records when the HLS Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules.

If for any taxable year an HLS Fund fails to qualify as a regulated investment company, all of its taxable income becomes subject to federal, and possibly state and local, income tax at the regular corporate rates (without any deduction for distributions to its shareholders).  In addition, if for any taxable year an HLS Fund fails to qualify as a regulated investment company, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the HLS Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.  Likewise, if an HLS Fund fails to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the HLS Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral.  Accordingly, compliance with the above rules is carefully monitored by the HLS Funds’ investment adviser and each HLS Fund intends to comply with these rules as they exist or as they may be modified from time to time.  Compliance with the tax requirements described above may result in lower total return for an HLS Fund than would otherwise be the case, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the HLS Fund’s investment sub-adviser might otherwise select.

As of December 31, 2014, the following HLS Funds have capital loss carryforwards as indicated below.  Each such HLS Fund’s capital loss carryover is available to offset the HLS Fund’s future realized capital gains to the extent provided in the Code and regulations thereunder.  For net capital losses arising in taxable years beginning after December 22, 2010, net capital losses generally will be carried forward indefinitely.  Capital losses from prior taxable years will still expire subject to an eight-year limitation period.  Generally, net capital losses arising in years beginning prior to December 22, 2010 will be used after net capital losses arising in years beginning after December 22, 2010, so that the HLS Funds may have more losses from the earlier periods expire unused.

HLS Fund Name	Amount (in thousands)	Expiration Dates: December 31,
Balanced HLS Fund	$410,576	2017
High Yield HLS Fund	$9,709	2017
International Opportunities HLS Fund	$132,604	2016
International Opportunities HLS Fund	$287,600	2017
Stock HLS Fund	$415,868	2017
U.S. Government Securities HLS Fund	$25,163	2014
U.S. Government Securities HLS Fund	$58,149	2017
U.S. Government Securities HLS Fund	$35,749	2018

If an HLS Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that HLS Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the HLS Fund is timely distributed to its shareholders.  The HLS Fund would not be able to pass through to its shareholders any credit or deduction for such a tax.  As a result, owners of variable life insurance contracts and variable annuity contracts investing in such HLS Funds would bear the cost of these taxes and interest charges.  Certain elections may, if available, ameliorate these adverse tax consequences, but any such election may require the applicable HLS Fund to recognize taxable income or gain without the concurrent receipt of cash.  Any HLS Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by an HLS Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.  Any such transactions that are not directly related to an HLS Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the HLS Fund must derive at least 90% of its annual gross income.

Pay-in-kind instruments (“PIKs”) are securities that pay interest in either cash or additional securities, at the issuer’s option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities.

Each HLS Fund that invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the HLS Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash.  However, because an HLS Fund must meet the 90% distribution requirement to qualify as a regulated investment company, it may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the applicable distribution requirements.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and an HLS Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

Investor Taxation

Under current law, owners of variable life insurance contracts and variable annuity contracts and employee benefit plan participants who are indirectly invested in an HLS Fund generally are not subject to federal income tax on HLS Fund earnings or distributions or on gains realized upon the sale or redemption of HLS Fund shares until they are withdrawn from the contract or plan.  For information concerning the federal income tax consequences to the owners of variable life insurance contracts and variable annuity contracts, see the prospectuses for such contracts.  For information concerning the federal income tax consequences to plan participants, see the summary plan description or contact your plan administrator.

CUSTODIAN

Portfolio securities of each HLS Fund are held pursuant to a Custodian Agreement between the Company and State Street Bank and Trust Company, 500 Pennsylvania Avenue, Kansas City, Missouri 64105. JP Morgan Chase Bank, N.A., 4 New York Plaza, Floor 12, New York, NY, 10004-2413, may serve as custodian of certain Fund assets.

TRANSFER AGENT

Hartford Administrative Services Company (“HASCO”), 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087, an affiliate of HFMC, serves as Transfer and Dividend Disbursing Agent for the HLS Funds.  The transfer agent issues and redeems shares of the HLS Funds and disburses any dividends declared by the HLS Funds.  For its services, the transfer agent is reimbursed for out-of-pocket expenses and other costs associated with the services it provides to the HLS Funds, including costs invoiced by sub-contractors.

Pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS.  The costs and expenses of such delegation are borne by HASCO, not by the Funds. BFDS is located at 2000 Crown Colony Drive, Quincy, MA 02169.

DISTRIBUTOR

Hartford Funds Distributors, LLC (“HFD”), 5 Radnor Corporate Center, Suite 300, 100 Matsonford Rd., Radnor, Pennsylvania, 19087, an affiliate of HFMC, acts as the HLS Funds’ distributor.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP served as the Companies’ Independent Registered Public Accounting Firm for the fiscal year ended December 31, 2014.  Ernst & Young LLP is principally located at 220 South 6th Street, Suite 1400, Minneapolis, Minnesota 55402.

CODE OF ETHICS

Each HLS Fund, HFMC, HFD and the sub-adviser have each adopted a code of ethics designed to protect the interests of each HLS Fund’s shareholders. Under each code of ethics, investment personnel are permitted to trade securities for their own account, including securities that may be purchased or held by an HLS Fund, subject to certain restrictions. Each code of ethics has been filed with the SEC and may be viewed by the public.

FINANCIAL STATEMENTS

Each HLS Fund’s audited financial statements for the fiscal year ended December 31, 2014, together with the notes thereto, and the report of Ernst & Young LLP, the Companies’ Independent Registered Public Accounting Firm, are incorporated by reference from each Company’s Annual Report for the fiscal year ended December 31, 2014 into this SAI (meaning such documents are legally a part of this SAI) and are on file with the SEC.

The Companies’ Annual Reports are available without charge by calling the Funds at 1-888-843-7824 or by visiting the Funds’ website at  www.hartfordfunds.com or on the SEC’s website at www.sec.gov.

PROXY VOTING POLICY AND PROCEDURES

The Boards of Directors believe that the voting of proxies with respect to securities held by each HLS Fund is an important element of the overall investment process. Pursuant to the HLS Funds’ Policy Related to Proxy Voting, as approved by the Boards of Directors of the Companies, HFMC has delegated to the sub-adviser the authority to vote all proxies relating to each sub-advised HLS Fund’s portfolio securities.  The sub-adviser’s exercise of this delegated proxy voting authority is subject to oversight by the HLS Funds’ investment manager. The sub-adviser has a duty to vote or not vote such proxies in the best interests of the HLS Fund it sub-advises and its shareholders, and to avoid the influence of conflicts of interest.

The policies and procedures used by the sub-adviser to determine how to vote certain proxies relating to portfolio securities are described below.  In addition to a summary description of such policies and procedures, included below are descriptions of how such policies and procedures apply to various topics.  However, the following are descriptions only and more complete information should be obtained by reviewing the sub-adviser’s policies and procedures as well as the HLS Funds’ voting records.  For a complete copy of the sub-adviser’s proxy voting policies and procedures, as well as any separate guidelines it utilizes, please refer to www.hartfordfunds.com. Information on how the HLS Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC’s website at www.sec.gov.

If a security has not been restricted from securities lending and the security is on loan over a record date, the Fund’s sub-adviser may not be able to vote any proxies for that security.  For more information about the impact of lending securities on proxy voting, see “Lending Portfolio Securities.”

Wellington Management Company, LLP

Global Proxy Policy and Procedures

Introduction

Wellington Management Company LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.

Statement of Policy

As a matter of policy, Wellington Management:

1.              Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2.              Votes all proxies in the best interests of the client for whom it is voting, i.e., to maximize economic value.

3.              Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

Responsibility and Oversight

Investor and Counterparty Services (“ICS”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Corporate Governance Committee to develop practices that implement those requirements. Day-to-day administration of the proxy voting process is the responsibility of ICS, which also acts as a resource for portfolio managers and research analysts on proxy matters, as needed. The Corporate Governance Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.

Procedures

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.

Receipt of Proxy

If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, ICS conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines and handled as follows:

•                  Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by ICS and voted in accordance with the Guidelines.

•                  Issues identified as “case-by-case” in the Guidelines are further reviewed by ICS.  In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•                  Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote.  Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact ICS about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients.  While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

Additional Information

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

January 1, 2015

Wellington Management Company LLP

Global Proxy Voting Guidelines

Introduction

Upon a client’s written request, Wellington Management Company LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities.  Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders.  Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies.  Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical.  Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry.  It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting Guidelines

Composition and Role of the Board of Directors

Election of Directors. Case-by-Case. Wellington Management believes that shareholders’ ability to elect directors annually is the most important right shareholders have. Wellington Management generally supports management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. Wellington Management may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

Classify Board of Directors. Against. Wellington Management will also vote in favor of shareholder proposals seeking to declassify boards.

Adopt Director Tenure/Retirement Age (SP). Against.

Adopt Director & Officer Indemnification. For. Wellington Management generally supports director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

Allow Special Interest Representation to Board (SP). Against.

Require Board Independence. For. Wellington Management believes that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority.  Wellington Management’s support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

Require Key Board Committees to be Independent. For. Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

Require a Separation of Chair and CEO or Require a Lead Director (SP). Case-by-Case. Wellington Management will generally support management proposals to separate the Chair and CEO or establish a Lead Director.

Approve Directors’ Fees. For.

Approve Bonuses for Retiring Directors. Case-by-Case.

Elect Supervisory Board/Corporate Assembly. For.

Elect/Establish Board Committee. For.

Adopt Shareholder Access/Majority Vote on Election of Directors (SP). Case-by-Case. Wellington Management believes that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Wellington Management’s support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. Wellington Management believes that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy. Generally Wellington Management will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, Wellington Management will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Management Compensation

Adopt/Amend Stock Option Plans. Case-by-Case.

Adopt/Amend Employee Stock Purchase Plans. For.

Approve/Amend Bonus Plans. Case-by-Case.

In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, Wellington Management generally votes “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. Wellington Management will vote against these proposals where the grant portion of the proposal fails its guidelines for the evaluation of stock option plans.

Approve Remuneration Policy. Case-by-Case.

To approve compensation packages for named executive Officers: Case-by-case.

To determine whether the compensation vote will occur every 1, 2, or 3 years: 1 Year

Exchange Underwater Options. Case-by-Case.

Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.

Eliminate or Limit Severance Agreements (Golden Parachutes). Case-by-Case. Wellington Management will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

To approve golden parachute arrangements in connection with certain corporate transactions: Case-by-Case

Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP). Case-by-Case. Wellington Management believes that severance arrangements require special scrutiny, and is generally supportive of proposals that call for shareholder ratification thereof. But, Wellington Management is also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

Expense Future Stock Options (SP). For.

Shareholder Approval of All Stock Option Plans (SP). For.

Disclose All Executive Compensation (SP). For.

Reporting of Results

Approve Financial Statements. For.

Set Dividends and Allocate Profits. For.

Limit Non-Audit Services Provided by Auditors (SP). Case-by-Case. Wellington Management follows the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

Ratify Selection of Auditors and Set Their Fees. Case-by-Case. Wellington Management will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

Elect Statutory Auditors. Case-by-Case.

Shareholder Approval of Auditors (SP). For.

Shareholder Voting Rights

Adopt Cumulative Voting (SP). Against.

Wellington Management is likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

Shareholder Rights Plans. Case-by-Case.

Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans. We generally support plans that include:

•                  Shareholder approval requirement

•                  Sunset provision

•                  Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, Wellington Management is equally vigilant in its assessment of requests for authorization of blank check preferred shares (see below).

Authorize Blank Check Preferred Stock. Case-by-Case.

Wellington Management may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

Eliminate Right to Call a Special Meeting. Against.

Establish Right to Call a Special Meeting or Lower Ownership Threshold to Call a Special Meeting (SP). Case-by-Case.

Increase Supermajority Vote Requirement. Against.

Wellington Management likely will support shareholder and management proposals to remove existing supermajority vote requirements.

Adopt Anti-Greenmail Provision. For.

Adopt Confidential Voting (SP). Case-by-Case.

Wellington Management requires such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

Remove Right to Act by Written Consent. Against.

Capital Structure

Increase Authorized Common Stock. Case-by-Case.

Wellington Management generally supports requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, Wellington Management may impose a lower threshold.

Approve Merger or Acquisition. Case-by-Case.

Approve Technical Amendments to Charter. Case-by-Case.

Opt Out of State Takeover Statutes. For.

Authorize Share Repurchase. For.

Authorize Trade in Company Stock. For.

Approve Stock Splits. Case-by-Case.

Wellington Management approves stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

Approve Recapitalization/Restructuring. Case-by-Case.

Issue Stock with or without Preemptive Rights. Case-by-Case.

Issue Debt Instruments. Case-by-Case.

Environmental and Social Issues

Wellington Management expects portfolio companies to comply with applicable laws and regulations with regards to environmental and social standards. Wellington Management evaluates shareholder proposals related to environmental and social issues on a case-by-case basis.

Disclose Political and PAC Gifts (SP). Case-by-Case.

Report on Sustainability (SP). Case-by-Case.

Miscellaneous

Approve Other Business. Against.

Approve Reincorporation. Case-by-Case.

Approve Third-Party Transactions. Case-by-Case.

March 8, 2012

APPENDIX A

The credit rating information which follows describes how the credit rating services mentioned presently rate the described securities or loans. No reliance is made upon the credit rating firms as “experts” as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

In the case of “split-rated” securities or loans (i.e., securities or loans assigned non-equivalent credit quality ratings, such as Baa by Moody’s but BB by S&P or Ba by Moody’s and BB by S&P but B by Fitch), the Sub-Adviser will determine whether a particular security or loan is considered investment grade or below-investment grade for each of the Fund’s portfolios as follows: (a) if all three credit rating agencies have rated a security or loan the median credit rating is used for this determination and (b) if only two credit rating agencies have rated a security, the lower (e.g., most conservative) credit rating is used.  In the case of intermediate ratings, they are included in the category of the primary rating.  For example, BBB- and BBB+ are included in BBB and Baa includes Baa1, Baa2 and Baa3.

LONG-TERM CREDIT RATINGS

MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”)

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

STANDARD & POOR’S RATINGS SERVICES (“STANDARD & POOR’S”)

AAA — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C — An obligation rated ‘C’ is currently highly vulnerable to nonpayment,and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D — An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

SHORT-TERM CREDIT RATINGS

MOODY’S

•  P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations

•  P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations

•  P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

•  NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR’S

A-1 — A short-term obligation rated “A—1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2 — A short-term obligation rated “A—2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated “A—3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

C — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D — A short-term obligation rated “D” is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NR — An issuer designated NR is not rated.

RATING OF MUNICIPAL OBLIGATIONS

STANDARD & POOR’S - MUNICIPAL NOTES.

A Standard & Poor’s municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations: (1) Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

MOODY’S.

SHORT-TERM OBLIGATIONS RATINGS

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1. This designation denotes superior quality.

Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes strong credit quality. Margins of protection, are ample although not so large as in the preceding group.

MIG 3. This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG. This designation denotes speculative-grade quality. Debt instruments in this category may lack sufficient margins of protection.

DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DUAL RATINGS

STANDARD & POOR’S

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

INTERNATIONAL LONG-TERM CREDIT RATINGS

FITCH, INC.

The following ratings scale applies to foreign currency and local currency ratings.

INVESTMENT GRADE

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

•  a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•  b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

•  c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

•  a. the selective payment default on a specific class or currency of debt;

•  b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•  c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

•  d. execution of a distressed debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

FITCH, INC.

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

Fair short-term credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

HLSSAI15

PART C

OTHER INFORMATION

Item 28.    Exhibits

a.(i)	Amended and Restated Articles of Incorporation (incorporated by reference to Post-Effective Amendment No. 31 filed on November 27, 2002)

a.(ii)	Amendment to the Articles of Amendment and Restatement (incorporated by reference to Post-Effective Amendment No. 31 filed on November 27, 2002)

a.(iii)	Articles Supplementary (incorporated by reference to Post-Effective Amendment No. 33 filed on February 11, 2003)

a.(iv)	Articles of Amendment, dated December 11, 2006 (incorporated by reference to Post-Effective Amendment No. 49 filed on February 14, 2008)

a.(v)	Articles of Amendment, dated March 1, 2010 (incorporated by reference to Post-Effective Amendment No. 54 filed on April 30, 2010)

a.(vi)	Articles Supplementary, dated July 9, 2010 (incorporated by reference to Post-Effective Amendment No. 55 filed on February 14, 2011)

a.(vii)	Articles Supplementary, dated April 15, 2014 (incorporated by reference to Post-Effective Amendment No. 67 filed on April 18, 2014)

b.	Amended and Restated Bylaws (filed herewith)

c.	Not Applicable

d.(i)	Investment Management Agreement dated January 1, 2013 (incorporated by reference to Post-Effective Amendment No. 63 filed on February 15, 2013)

d. (ii)	Form of Investment Sub-Advisory Agreement dated January 1, 2013 with Wellington Management Company LLP (incorporated by reference to Post-Effective Amendment No. 63 filed on February 15, 2013)

d.(iii)	Novation Agreement dated December 4, 2014 (filed herewith)

e.(i)	Form of Amended and Restated Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 67 filed on April 18, 2014)

e.(i).a	Amendment Number 1 to Principal Underwriting Agreement (filed herewith)

e.(i).b	Amendment Number 2 to Principal Underwriting Agreement (filed herewith)

f.	Not Applicable

g.(i)	Custodian Agreement with State Street Bank and Trust Company (filed herewith)

h.(i)	Share Purchase Agreement (incorporated by reference to Post-Effective Amendment No. 34 filed on April 30, 2003)

h.(ii)	Share Purchase Agreement (incorporated by reference to Post-Effective Amendment No. 34 filed on April 30, 2003)

h.(iii)	Share Purchase Agreement (incorporated by reference to Post-Effective Amendment No. 35 filed on February 12, 2004)

h.(iv)	Share Purchase Agreement (incorporated by reference to Post-Effective Amendment No. 35 filed on February 12, 2004)

h.(v)	Transfer Agency and Service Agreement between the Registrant, Hartford Series Fund, Inc. and Hartford Administrative Services Company dated December 31, 2014 (filed herewith)

h.(vi)	Fund Accounting Agreement dated December 31, 2014 (filed herewith)

i.	Opinion and Consent of Counsel (filed herewith)

j.	Consent of Independent Registered Public Accounting Firm (filed herewith)

k.	Not Applicable

l.	Not Applicable

m.(i)	Amended and Restated Distribution Plan related to Class IB Shares (filed herewith)

m.(ii)	Rule 12b-1 Distribution Plan related to Class IC Shares (incorporated by reference to Post-Effective Amendment No. 67 filed on April 18, 2014)

n.	Amended and Restated Plan Pursuant to Rule 18f-3 (incorporated by reference to Post-Effective Amendment No. 67 filed on April 18, 2014)

o.	Not Applicable

p.(i)	Code of Ethics of Hartford Funds Management Company, LLC, Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC) and The Hartford Sponsored Mutual Funds (filed herewith)

p. (ii)	Code of Ethics Wellington Management Company LLP dated January 1, 2015 (filed herewith)

q.(i)	Power of Attorney dated February 4, 2015 (filed herewith)

Item 29.                             Persons Controlled by or Under Common Control with Registrant

                                                                             Certain persons that are affiliates of and controlled by Hartford Financial Services Group, Inc., a Maryland corporation, are controlling shareholders of the Registrant.  Information about all such persons is incorporated herein by references to the Form 10-K of The Hartford Financial Services Group, Inc. filed on February 27, 2015.  With regard to the Registrants, matters for which the Investment Company Act of 1940, as amended (the “1940 Act”) required a shareholder vote, shares offered to variable annuity and variable life insurance separate accounts (the “Accounts”) are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account.  With respect to certain qualified retirement plans (“Plans”), Plan trustees generally vote the Registrants shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

Item 30.                             Indemnification

                                                                             The relevant portion of Article V of the Articles of Amendment and Restatement provides:

                                                                             (f) The Registrant shall indemnify (i) its directors and officers, whether serving the Registrant or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland and the federal securities laws now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the Bylaws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Registrant against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such bylaws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the charter of the Registrant or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

                                                                             (g) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, and the Investment Company Act, no director or officer of the Registrant shall be personally liable to the Registrant or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Registrant against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment of the charter of the Registrant or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal.

                                                                             Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                                                             The Registrant’s various agreements with its service providers provide for indemnification.

Item 31.                             Business and Other Connections of Investment Adviser

                                                                             Hartford Funds Management Company, LLC (“HFMC”) serves as investment adviser to each of the Funds included in this Registration Statement.

Name	Position with HFMC (1)	Other Business
James E. Davey	Senior Managing Director, Chairman of the Board and Manager

Executive Vice President of The Hartford Financial Services Group, Inc. (2) (“The Hartford”) and Hartford Life Insurance Company (3) (“HLIC”); Senior Managing Director, Chairman of the Board and Manager of Hartford Funds Distributors, LLC (4) (“HFD”); President, Senior Managing Director, Director and Chairman of the Board of Hartford Administrative Services Company (5) (“HASCO”) and Director, Chairman and Senior Managing Director of the Hartford Funds Management Group, Inc. (6) (“HFMG”)

Walter F. Garger	Secretary, Managing Director and General Counsel	Secretary, Managing Director and General Counsel of HFD, HASCO and HFMG

Vernon J. Meyer	Chief Investment Officer and Managing Director	Senior Vice President of HLIC; and Managing Director of HFMG

Robert W. Paiano	Senior Vice President and Treasurer

Senior Vice President, Treasurer, Committee Member and Director of HLIC; Senior Vice President and Treasurer of Hartford Life, Inc. (7) (“HLI”), The Hartford, HASCO and HFD; and Treasurer of Hartford Investment Management Company (8) (“HIMCO”) and HFMG

Gregory A. Frost	Managing Director, Chief Financial Officer and Manager	Director, Managing Director and Chief Financial Officer of HASCO; Chief Financial Officer/FINOP, Manager, Managing Director of HFD; and Managing Director and Chief Financial Officer of HFMG

Edward P. Macdonald	Executive Vice President, Assistant Secretary, and Deputy General Counsel	Vice President of HLIC; Executive Vice President, Assistant Secretary and Deputy General Counsel of HFD and HASCO; and Deputy General Counsel, Executive Vice President and Assistant Secretary of HFMG

Joseph G. Melcher	Executive Vice President and Chief Compliance Officer	Executive Vice President of HFD, HASCO and HFMG

Anita Mushell	Vice President	Vice President of HFMG

Shannon O’Neill	Vice President and Controller	Vice President and Controller of HFD, HASCO and HFMG

Michael J. Fixer	Assistant Vice President and Assistant Treasurer	Assistant Treasurer and Assistant Vice President of HLIC, HASCO, HFD, HLI, The Hartford and HFMG; and Assistant Treasurer of HIMCO

Kathleen E. Jorens	Assistant Treasurer and Vice President	Assistant Treasurer and Vice President of HLIC, HASCO, HFD, HLI and The Hartford; Assistant Treasurer of HIMCO; and Vice President and Assistant Secretary of HFMG

Sarah J. Harding	Assistant Secretary	Assistant Secretary of HLIC, HLI, HASCO, HFD, HIMCO and HFMG

Terence Shields	Assistant Secretary	Assistant Vice President and Assistant Secretary of HLIC; Assistant Secretary of HFD, HFMG and HLI; and Assistant Vice President and Assistant Secretary of The Hartford

Audrey E. Hayden	Assistant Secretary	Assistant Secretary of HASCO, HFD, HFMG, HLIC, HIMCO and HLI

Linda M. Stachelek	Assistant Secretary	Assistant Secretary of HASCO, HFD, HFMG, HLIC, HIMCO and HLI

William J. Dougherty	Vice President	Vice President of HFMG

Michael R. Chesman	Senior Vice President and Director of Taxes	Director of Taxes and Senior Vice President of HASCO, HFD, HFMG, The Hartford, HLIC, HIMCO and HLI

Monica A. Boone	Assistant Secretary	Assistant Secretary of HLIC, HIMCO, HFMG, HFMC and HLI

Keith R. Percy	Vice President	Vice President of HFD, HFMC, HFMG and HIMCO

(1)                                 The principal business address for HFMC is 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, PA 19087.

(2)                                 The principal business address for The Hartford is One Hartford Plaza, Hartford, CT 06155.

(3)                                 The principal business address for HLIC is 200 Hopmeadow Street, Simsbury, CT 06089.

(4)                                 The principal business address for HFD is 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, PA 19087.

(5)                                 The principal business address for HASCO is 500 Bielenberg Drive, Woodbury, MN 55125.

(6)                                 The principal business address for HFMG is 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, PA 19087.

(7)                                 The principal business address for HLI is 200 Hopmeadow Street, Simsbury, CT 06089.

(8)                                 The principal business address for HIMCO is One Hartford Plaza, Hartford, CT 06155.

Wellington Management Company LLP (“Wellington Management”) serves as sub-adviser to each Fund included in this Registration Statement. The executive officers of Wellington Management are listed in the investment adviser registration on Form ADV for Wellington Management (File No. 801-15908) and are hereby incorporated herein by reference thereto. The business and other connections of a substantial nature of each executive officer are given below.

Name	Title

John F. Averill	Senior Managing Director, Wellington Management Company LLP Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP

John E. Butler

Senior Managing Director, Wellington Management International Ltd

Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP

Director, Wellington Management International Ltd

Nicolas M. Choumenkovitch	Senior Managing Director, Wellington Management Company LLP Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP

Cynthia M. Clarke

Senior Managing Director and General Counsel, Wellington Management Company LLP

Director, Wellington Holdings, Inc.

Director, Wellington Management Advisers, Inc.

Director, Wellington Management Australia Pty Ltd

Director, Wellington Management Hong Kong Ltd

Director, Wellington Management International Ltd

Director, Wellington Management Japan Pte Ltd

Director, Wellington Management Singapore Pte Ltd

Cheryl M. Duckworth	Head of Wellington Management Singapore Pte Ltd Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP Director, Wellington Management Singapore Pte Ltd

Jean M. Hynes

Senior Managing Director, Wellington Management Company LLP

Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP

Director, Wellington Management, Ltd.

Director, Wellington Management International Ltd

Donald J. Kilbride	Senior Managing Director, Wellington Management Company LLP Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP

Ian R. Link	Senior Managing Director, Wellington Management International Ltd Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP

Nancy M. Morris	Managing Director and Chief Compliance Officer, Wellington Management Company LLP

Phillip H. Perelmuter

Head of Wellington Management International Ltd

Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP

Director, Wellington Management International Ltd

Director, Wellington Management, Ltd.

Edward J. Steinborn

Senior Managing Director and Chief Financial Officer, Wellington Management Company LLP

Director, Wellington Holdings, Inc.

Director, Wellington Management Advisers, Inc.

Chair, Wellington Management International Ltd

Director, Wellington Management Investment, Inc.

Manager, Wellington Management Switzerland GmbH

Controller/Head Cashier, Wellington Trust Company, NA

Brendan J. Swords

Chairman and Chief Executive Officer, Wellington Management Company LLP and Wellington Management Group LLP

Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP

Director, Wellington Management, Ltd.

Director, Wellington Trust Company, NA

Item 32.                             Principal Underwriter

Hartford Funds Distributors, LLC (“HFD”) is an indirect subsidiary of The Hartford Financial Services Group, Inc. HFD is also the principal underwriter for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Alternative Strategies Fund and Hartford Series Fund, Inc.

The directors and principal officers of HFD and their positions with the Registrant are as follows.

Name and Principal Business Address*	Positions and Offices with Underwriter	Position and Offices with Registrant

James E. Davey	Senior Managing Director, Manager and Chairman of the Board	Director, President and Chief Executive Officer
John A. McLean	President and Chief Executive Officer	None
Keraya S. Jefferson	Chief Compliance Officer	None
Walter F. Garger	Managing Director, General Counsel and Secretary	None
Edward P. Macdonald	Executive Vice President, Deputy General Counsel and Assistant Secretary	Vice President, Chief Legal Officer and Secretary
Martin A. Swanson	Chief Marketing Officer, Principal and Managing Director	None
Robert W. Paiano***	Senior Vice President and Treasurer	None
Gregory A. Frost	Manager, Chief Financial Officer/FINOP and Managing Director	None
Andrew S. Decker	AML Officer	AML Compliance Officer
Kathleen E. Jorens***	Vice President and Assistant Treasurer	None
Michael J. Fixer***	Assistant Treasurer and Assistant Vice President	None
Laura S. Quade**	Vice President	Vice President
Terence Shields***	Assistant Secretary	None
Sarah Harding***	Assistant Secretary	None
Joseph G. Melcher	Executive Vice President	Vice President and Chief Compliance Officer
Shannon O’Neill	Vice President and Controller	None
Audrey E. Hayden***	Assistant Secretary	None
Linda M. Stachelek***	Assistant Secretary	None
Michael R. Chesman***	Senior Vice President and Director of Taxes	None
Monica A. Boone	Assistant Secretary	None
Keith R. Percy	Vice President	None

*                                       Unless otherwise indicated, principal business address is 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, PA 19087.

**                                  Principal business address is 500 Bielenberg Drive, Woodbury, MN 55125.

***                           Principal business address is One Hartford Plaza, Hartford, CT 06115.

Item 33.                             Location of Accounts and Records

                                                                             Books or other documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by the Registrant’s custodian, sub-administrator, and sub-fund accounting agent, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts, 02111, the Registrant’s transfer agent, Hartford Administrative Services Company, 500 Bielenberg Drive, Woodbury, MN 55125 and 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, PA 19087, and sub-transfer agent BFDS, One Lincoln Street, Boston Massachusetts, 02111.  Registrant’s financial ledgers and other corporate records are maintained at its offices at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, PA 19087.

Item 34.                             Management Services

                                                                             Not Applicable

Item 35.                             Undertakings

                                                                             Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the Township of Radnor, and Commonwealth of Pennsylvania, on the 10th day of April 2015.

HARTFORD HLS SERIES FUND II, INC.

By:	/s/ James E. Davey
James E. Davey
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ James E. Davey	Director, President and Chief Executive Officer	April 10, 2015
James E. Davey

/s/ Michael J. Flook	Controller & Treasurer	April 10, 2015
Michael J. Flook	(Chief Accounting Officer & Chief Financial Officer)

*	Director	April 10, 2015
Hilary E. Ackermann

*	Director	April 10, 2015
Lynn S. Birdsong

*	Chairman of the Board and Director	April 10, 2015
Robert M. Gavin, Jr.

*	Director	April 10, 2015
Duane E. Hill

*	Director	April 10, 2015
Sandra S. Jaffee

*	Director	April 10, 2015
William P. Johnston

*	Director	April 10, 2015
Phillip O. Peterson

*	Director	April 10, 2015
Lemma W. Senbet

/s/ Edward P. Macdonald		April 10, 2015
* By Edward P. Macdonald
Attorney-in-fact
(Pursuant to Power of Attorney filed herewith)

Exhibit Index

Exhibit No.	Description
b.	Amended and Restated Bylaws
d. (iii)	Novation Agreement
e.(i).a	Amendment Number 1 to Principal Underwriting Agreement
e.(ii).b	Amendment Number 2 to Principal Underwriting Agreement
g.(i)	Custodian Agreement
h.(v)	Transfer Agency and Service Agreement
h.(vi)	Fund Accounting Agreement
i.	Opinion and Consent of Counsel
j.	Consent of Independent Registered Public Accounting Firm
m.(i).	Amended and Restated Distribution Plan related to Class IB Shares
p.(i)	Code of Ethics of Hartford Funds Management Company, LLC, Hartford Funds Distributors, LLC and The Hartford Sponsored Mutual Funds
p.(ii)	Code of Ethics of Wellington Management Company LLP
q.	Power of Attorney